                              --------------------


                                  SEMI-ANNUAL
                                     REPORT

                                    ADVISORY
                                   PORTFOLIOS


                              --------------------









                           NICHOLAS|APPLEGATE-Registered Trademark- MUTUAL FUNDS


                                                              SEPTEMBER 30, 1996

NICHOLAS|APPLEGATE-Registered Trademark- MUTUAL FUNDS
--------------------------------------------------------------------------------
600 West Broadway
San Diego, California 92101
800-551-8033



TRUSTEES OF NICHOLAS-APPLEGATE MUTUAL FUNDS
Fred C. Applegate, Chairman
Dr. Arthur B. Laffer
Charles E. Young


TRUSTEES OF NICHOLAS-APPLEGATE INVESTMENT TRUST
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Walter A. Auch
Theodore J. Coburn
Darlene T. DeRemer
George F. Keane


OFFICERS
John D. Wylie, President
Peter J. Johnson, Vice President
Thomas Pindelski, Treasurer
E. Blake Moore, Jr., Secretary


INVESTMENT MANAGER
Nicholas-Applegate Capital Management


DISTRIBUTOR
Nicholas-Applegate Securities


CUSTODIAN
PNC Bank


TRANSFER AGENT
State Street Bank & Trust Company

TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                        PAGE
Letter to Shareholders................................................    1
Organization..........................................................    2
Capital Markets Review................................................    3
Long-Term View of the U.S. Equity and Bond Markets....................    4
Portfolio Managers' Roundtable Discussion.............................    6
The Portfolios' Review and Outlook, Performance and the Funds'
 Schedules of Investments
  Mini Cap Growth.....................................................    9
  Emerging Growth.....................................................   14
  Core Growth.........................................................   22
  Income & Growth.....................................................   26
  Balanced Growth.....................................................   31
  Government Income...................................................   37
  Emerging Countries..................................................   40
  International Growth................................................   46
  Worldwide Growth....................................................   52
The Portfolios'
  Financial Highlights................................................   60
  Statements of Assets and Liabilities................................   62
  Statements of Operations............................................   64
  Statements of Changes in Net Assets.................................   66
  Notes to the Financial Statements...................................   70
Notes to the Funds' Financial Statements..............................   82

------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Advisory Portfolios. Distributor: Nicholas-Applegate Securities.

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
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

  We are in the midst of the longest bull market in this century. U.S. stocks have been on an uptrend for the past 14 years and 1996 has seen the largest inflow of capital into mutual funds of any year in history. Investors are doing an excellent job of educating themselves. More individuals today are taking a harder look at their financial planning needs than ever before. We're seeing people in their 20's and early 30's saving more, on a percentage basis, than previous generations at that stage of life. As our population is aging it is preparing for a longer life span. There is a compounding awareness that simple savings rates are insufficient not only for baby boomers heading into prime earning years, but also for those in semi-retirement or fully retired.

  Before we experienced a sharp-but-shortlived market downturn last summer, many Wall Street experts suggested investors would be lulled into a false sense of security as the market marched higher. Those investors, conventional wisdom held, would pull out of the market at the first sign of a setback. What we saw in July, however, were relatively calm investors who did not rush to sell when the market dipped or when reports of a likely increase in interest rates rippled through markets.

  In fact, much of the volatile activity last summer was created by larger institutions, not the retail sector. What we learned from this was that individual investors are savvy, well educated and more inclined to think and act long-term with their investing capital.

  That's great news to us. At Nicholas-Applegate, our goal is to deliver GROWTH OVER TIME-REGISTERED TRADEMARK- to our shareholders. Whether it's through our portfolios of small or large company stocks, government or corporate bonds, or investments here or abroad, we help you build your portfolio one security at a time. We welcome a partnership with you that enables you to achieve your goals.

  We thank you for selecting Nicholas-Applegate Mutual Funds and look forward to serving you in the future.

Sincerely,

               [SIG]

John D. Wylie
President

Nicholas-Applegate Mutual Funds

--------------------------------------------------------------------------------

ORGANIZATION
-------------------------------------------------------------------

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 46 separate series comprised of Portfolios A, with an initial sales charge, B, with a contingent deferred sales charge, C, with a level asset-based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering 15 investment vehicles (the "Funds"). As of September 30, 1996, the Funds and corresponding Portfolios are as follows:

                                                                         INCLUDED
                                                                            IN       INCLUDED IN
     FUNDS OF THE                        PORTFOLIOS OF                     THIS        ANOTHER
     MASTER TRUST                          THE TRUST                      REPORT       REPORT
-----------------------  ---------------------------------------------  ----------  -------------
Mini Cap Growth          Mini Cap Growth Institutional                      x
Emerging Growth          Emerging Growth A                                                x
                         Emerging Growth B                                                x
                         Emerging Growth C                                                x
                         Emerging Growth Institutional                                    x
                         Emerging Growth Qualified                          x
Core Growth              Core Growth A                                                    x
                         Core Growth B                                                    x
                         Core Growth C                                                    x
                         Core Growth Institutional                                        x
                         Core Growth Qualified                              x
Income & Growth          Income & Growth A                                                x
                         Income & Growth B                                                x
                         Income & Growth C                                                x
                         Income & Growth Institutional                                    x
                         Income & Growth Qualified                          x
Balanced Growth          Balanced Growth A                                                x
                         Balanced Growth B                                                x
                         Balanced Growth C                                                x
                         Balanced Growth Institutional                                    x
                         Balanced Growth Qualified                          x
Value                    Value                                                            x
Government Income        Government Income A                                              x
                         Government Income B                                              x
                         Government Income C                                              x
                         Government Income Qualified                        x
Money Market             Money Market Portfolio                                           x
Emerging Countries       Emerging Countries A                                             x
                         Emerging Countries B                                             x
                         Emerging Countries C                                             x
                         Emerging Countries Institutional                                 x
                         Emerging Countries Qualified                       x
International Growth     International Growth A                                           x
                         International Growth B                                           x
                         International Growth C                                           x
                         International Growth Institutional                               x
                         International Growth Qualified                     x
Worldwide Growth         Worldwide Growth A                                               x
                         Worldwide Growth B                                               x
                         Worldwide Growth C                                               x
                         Worldwide Growth Institutional                                   x
                         Worldwide Growth Qualified                         x
Fully Discretionary      Fully Discretionary Institutional                                x
Short-Intermediate       Short-Intermediate Institutional                                 x
Strategic Income         Strategic Income Institutional                                   x
High Yield Bond          High Yield Bond Institutional                                    x

--------------------------------------------------------------------------------

CAPITAL MARKETS REVIEW
-------------------------------------------------------------------

  The U.S. stock market continued its broad advance through September 1996, with large and small company stocks delivering solid returns despite a brief midsummer dip in prices. In the six-month period from April 1 through September 30, domestic markets favored large company stocks over small company stocks, and bond market returns trailed those of equities.

  The Standard & Poor's 500 Index, a measure of large company stock performance, returned 7.7% for the period while the Russell 2000 Index, which measures the returns of smaller companies, returned 5.4%. Energy, technology, capital goods, and consumer durables stocks were among the best performing domestic issues during the period. Transportation and utility companies' shares performed poorly relative to other sectors.

  There was lingering uncertainty throughout the period over whether the Federal Reserve Board would raise interest rates. Bond prices fell and yields rose on news of continued job creation, a development many analysts saw as adding to inflationary pressures in the economy. But despite continued economic growth, prices remained stable and bonds bounced back toward the end of the period.

  International company stocks trailed domestic market measures in the period, as evidenced by returns for Morgan Stanley Capital International's Europe, Australasia, and Far East Index, or EAFE-Registered Trademark-. Individual country averages showed signs of strength, especially in Northern Europe and Latin America. Stocks in Germany, the United Kingdom, and Mexico reached record highs.

                              INDEX TOTAL RETURNS*
                                4/1/96 - 9/30/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 Large Company Stocks                7.7
S&P 400 Mid-Size Company Stocks             5.7
Russell 2000 Small Company Stocks           5.4
MSCI EAFE Foreign Stocks                    1.3
IFC Investable Developing Countries         2.0

  Stable interest rates, a strong dollar, and good corporate earnings favored domestic stocks over international stocks through most of the period. Some of the world's best performing markets were in emerging market countries, including Mexico, Brazil, Hungary, and other Latin American and Eastern European nations. However, emerging market performance was irregular and declines in some Asian markets led to more moderate returns for broad global measures of emerging country performance, such as the IFC Investable Index.

  Increased political stability, advanced communications, and new technologies are creating a closer global community and economy. This facilitates international commerce and is creating dynamic new investment opportunities. We believe this bodes well for investors generally, and for those availing themselves of our bottom-up style of investing specifically. We continue to seek and find securities throughout the world that we believe are worthy of your investment. We are upbeat about the outlook for both domestic and international markets.

------------
* Index returns reflect reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing. Past performance is no indication of future performance.

--------------------------------------------------------------------------------

LONG-TERM VIEW OF THE U.S. EQUITY AND BOND MARKETS
-------------------------------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          LARGE COMPANY STOCK     SMALL COMPANY STOCK      LONG-TERM GOVERNMENT BONDS
1925                                                      1.000                   1.000                           1.000
1926                                                      1.116                   1.003                           1.078
1927                                                      1.535                   1.224                           1.174
1928                                                      2.204                   1.710                           1.175
1929                                                      2.016                   0.832                           1.215
1930                                                      1.516                   0.515                           1.272
1931                                                      0.859                   0.259                           1.204
1932                                                      0.789                   0.245                           1.407
1933                                                      1.214                   0.594                           1.406
1934                                                      1.197                   0.738                           1.547
1935                                                      1.767                   1.035                           1.624
1936                                                      2.367                   1.705                           1.746
1937                                                      1.538                   0.716                           1.750
1938                                                      2.016                   0.951                           1.847
1939                                                      2.008                   0.954                           1.957
1940                                                      1.812                   0.905                           2.076
1941                                                      1.602                   0.823                           2.096
1942                                                      1.927                   1.190                           2.163
1943                                                      2.427                   2.242                           2.208
1944                                                      2.906                   3.446                           2.270
1945                                                      3.965                   5.983                           2.514
1946                                                      3.645                   5.287                           2.511
1947                                                      3.853                   5.335                           2.445
1948                                                      4.065                   5.223                           2.529
1949                                                      4.829                   6.254                           2.692
1950                                                      6.360                   8.677                           2.693
1951                                                      7.888                   9.355                           2.587
1952                                                      9.336                   9.638                           2.617
1953                                                      9.244                   9.013                           2.713
1954                                                     14.106                  14.473                           2.907
1955                                                     18.561                  17.431                           2.870
1956                                                     19.778                  18.177                           2.710
1957                                                     17.646                  15.529                           2.912
1958                                                     25.298                  25.605                           2.734
1959                                                     28.322                  29.804                           2.673
1960                                                     28.455                  28.823                           3.041
1961                                                     36.106                  38.072                           3.070
1962                                                     32.954                  33.540                           3.282
1963                                                     40.469                  41.444                           3.322
1964                                                     47.139                  51.193                           3.438
1965                                                     53.008                  72.567                           3.463
1966                                                     47.674                  67.479                           3.589
1967                                                     59.104                 123.670                           3.259
1968                                                     65.642                 168.429                           3.251
1969                                                     60.059                 126.233                           3.086
1970                                                     62.465                 104.226                           3.460
1971                                                     71.406                 121.423                           3.917
1972                                                     84.956                 126.807                           4.140
1973                                                     72.500                  87.618                           4.094
1974                                                     53.311                  70.142                           4.272
1975                                                     73.144                 107.189                           4.665
1976                                                     90.584                 166.691                           5.447
1977                                                     84.077                 211.500                           5.410
1978                                                     89.592                 261.120                           5.346
1979                                                    106.113                 374.614                           5.280
1980                                                    140.514                 523.992                           5.071
1981                                                    133.616                 596.717                           5.166
1982                                                    162.223                 763.829                           7.251
1983                                                    198.745                1066.828                           7.298
1984                                                    211.199                 995.680                           8.427
1985                                                    279.117                1241.234                          11.037
1986                                                    330.671                1326.275                          13.745
1987                                                    347.967                1202.966                          13.372
1988                                                    406.458                1478.135                          14.665
1989                                                    534.455                1628.590                          17.322
1990                                                    517.499                1277.449                          18.392
1991                                                    675.592                1847.629                          21.942
1992                                                    727.412                2279.039                          23.709
1993                                                    800.078                2757.147                          28.034
1994                                                    810.538                2842.773                          25.856
1995                                                   1113.918                3822.398                          34.044
1996                                                    1265.04                 4359.05                           32.14
                                            Large Company Stock     Small Company Stock      Long-Term Government Bonds
Cumulative                                             1,265.04                4,359.05                           32.14
The Growth of $1.00 Invested at
Year-end 1925 through September 1996
Source: Ibbotson Associates

                                         TREASURY BILLS  INFLATION
1925                                              1.000       1.000
1926                                              1.033       0.985
1927                                              1.065       0.965
1928                                              1.103       0.955
1929                                              1.155       0.957
1930                                              1.183       0.899
1931                                              1.196       0.814
1932                                              1.207       0.730
1933                                              1.211       0.734
1934                                              1.213       0.749
1935                                              1.215       0.771
1936                                              1.217       0.780
1937                                              1.221       0.804
1938                                              1.221       0.782
1939                                              1.221       0.778
1940                                              1.221       0.786
1941                                              1.222       0.862
1942                                              1.225       0.942
1943                                              1.229       0.972
1944                                              1.233       0.993
1945                                              1.237       1.015
1946                                              1.242       1.199
1947                                              1.248       1.307
1948                                              1.258       1.343
1949                                              1.272       1.318
1950                                              1.287       1.395
1951                                              1.306       1.477
1952                                              1.328       1.490
1953                                              1.352       1.499
1954                                              1.364       1.492
1955                                              1.385       1.497
1956                                              1.419       1.540
1957                                              1.464       1.587
1958                                              1.486       1.615
1959                                              1.530       1.639
1960                                              1.571       1.663
1961                                              1.604       1.674
1962                                              1.648       1.695
1963                                              1.700       1.723
1964                                              1.760       1.743
1965                                              1.829       1.777
1966                                              1.916       1.836
1967                                              1.997       1.892
1968                                              2.101       1.981
1969                                              2.239       2.102
1970                                              2.385       2.218
1971                                              2.490       2.292
1972                                              2.585       2.371
1973                                              2.764       2.579
1974                                              2.986       2.894
1975                                              3.159       3.097
1976                                              3.319       3.246
1977                                              3.489       3.465
1978                                              3.740       3.778
1979                                              4.128       4.281
1980                                              4.592       4.812
1981                                              5.267       5.242
1982                                              5.822       5.445
1983                                              6.335       5.652
1984                                              6.959       5.875
1985                                              7.496       6.097
1986                                              7.958       6.166
1987                                              8.393       6.438
1988                                              8.926       6.722
1989                                              9.673       7.034
1990                                             10.429       7.464
1991                                             11.012       7.693
1992                                             11.398       7.916
1993                                             11.728       8.133
1994                                             12.186       8.351
1995                                             12.868       8.563
1996                                              13.36       8.790
                                         Treasury Bills   Inflation
Cumulative                                        13.36        8.79
The Growth of $1.00 Invested at
Year-end 1925 through September 1996
Source: Ibbotson Associates

IBBOTSON ASSOCIATES GROWTH OF $1.00 CHART

SMALL COMPANY STOCK

    Small Company Stocks data represents the smallest one-fifth of NYSE stocks from 1/1/26 through 12/31/81 and Dimensional Fund Advisors ("DFA") Small Company Fund thereafter, with all income dividends and capital gains distributions, if any, reinvested.

LARGE COMPANY STOCK

    Large Company Stocks data represents the Standard & Poor's 500 Index which contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

LONG-TERM GOVERNMENT BONDS

    Long Term Government Bond data is based on a one bond portfolio whose rolling approximate maturity is twenty years.

TREASURY BILLS

    Treasury bill data is measured by a portfolio having a minimum maturity of one month.

INFLATION

    The Consumer Price Index is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Many pension and employment contracts are tied to changes in consumer prices, as protection against inflation and reduced purchasing power.

  Each equity and bond index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing (except for the DFA Small Company Fund's returns which are net of transaction costs). All results are historical.

  Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

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                                                                               5

PORTFOLIO MANAGERS' ROUNDTABLE DISCUSSION
-------------------------------------------------------------------

     [PHOTO]               [PHOTO]                    [PHOTO]                    [PHOTO]
Catherine Somhegyi         Larry Speidell CFA         Fred Robertson             Doug Forsyth, CFA,
Partner, Chief Investment  Partner, Director of       Partner, Chief Investment  Portfolio Manager,
Officer, Global Equity     Global Systematic          Officer, Fixed Income      Fixed Income Investments
Management                 Portfolio                  Management
                           Management and Research

  Nicholas-Applegate brought together the panel of investment professionals above to review this year's activities in the world's capital markets and in the Nicholas-Applegate Mutual Funds.

Q: CATHERINE, U.S. STOCKS HAVE CONTINUED TO DELIVER SOLID RETURNS IN 1996 AND MANY FOREIGN STOCKS SEEM TO BE JOINING THE RALLY. WHAT FORCES HAVE BEEN DRIVING THE MARKET HERE AND ABROAD?

A: CATHERINE: Strong fundamentals in U.S. stocks and a benign interest rate environment are two of the major factors contributing to the strong performance of domestic stocks. The markets experienced strong capital flows into mutual funds. For international stocks, a friendly interest rate environment, and lower inflation rates in some of the larger developed markets, such as Germany and Northern Europe, have contributed to a favorable environment for both stock and bond markets. We're positive on Australia, Canada, The Netherlands, Norway and New Zealand. Latin America is offering strong companies with solid fundamentals. In the Asian markets, even though a few countries have underperformed, we are positive about Malaysia, Indonesia and Hong Kong -- which have proven to be strong.

Q: WHERE ARE YOU FINDING YOUR GREATEST BUYING OPPORTUNITIES?

A: LARRY: Well, bear in mind that we pick stocks, not markets or sectors. We look for companies that are benefiting from positive change that is both timely and sustainable. Because of this, we can and do find success in many industries and sectors and we can sometimes earn gains in markets that are declining. In our Emerging Countries Portfolios, for example, we delivered impressive gains from the Fund's investments in Thailand from April through September even though that market fell during the period. In our International Growth and Worldwide Growth Fund we are finding many exciting opportunities in Europe, especially Northern European markets.

A: CATHERINE: In our domestic funds we were especially successful with our stock picks in the technology, retail, and consumer services areas. We found some excellent growing companies among software developers and specialty retailers. But I want to reinforce what Larry said. We are constantly looking for healthy, growing companies in all

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     [PHOTO]               [PHOTO]
Pedro Marcal               Maren Lindstrom
Portfolio Manager,         Portfolio Manager,
Emerging Countries Fund    Income & Growth Fund

industries and sectors. And we base our buying and selling decisions on the merits of the individual companies not on the economic outlook.

Q: WHY SHOULD INVESTORS DIVERSIFY THEIR PORTFOLIO INTO FOREIGN STOCKS WHEN DOMESTIC ISSUES HAVE DONE SO WELL IN RECENT YEARS?

A: LARRY:  One reason
to invest internationally is precisely because domestic markets have done so well relative to international markets in recent years. Historically, domestic and international markets have been subject to cycles of outperformance. For a period of years, domestic investments would outperform international investments and then the pattern would be reversed. Asset allocation plans attempt to take advantage of these cycles. Over the last 25 years, for example, disciplined investors who diversified investments between domestic and foreign stocks generally enjoyed higher returns with less fluctuation in their portfolios than purely domestic investors. Of course international investing carries certain risks not found in domestic investing, such as those posed by political and currency issues, and these risks are intensified in emerging markets.

  Another reason to diversify into international investing is to gain exposure to more of the world's opportunities and to some of its fastest growing markets and companies. Rather than asking themselves why they should venture into international investing, I recommend that investors ask why they should limit themselves to domestic investments. Instead, why not strive to own more of the best companies in the world?

Q: THE EMERGING COUNTRIES PORTFOLIOS HAVE DONE ESPECIALLY WELL. WHAT FACTORS CONTRIBUTED TO THIS SUPERIOR PERFORMANCE?

A: PEDRO: Excellent stock selection has been the major factor contributing to the success of our Emerging Countries Fund. It continues to benefit from some of the world's most dynamic companies located in Asia, Eastern Europe, Latin America, Africa and the Middle East. Because rapid changes are taking place in these regions and countries, we believe the best investments are in those companies that are able to take advantage of the opportunities the growth provides. Some of our successful investments were in Israeli technology, Brazilian retail, and Chinese consumer companies. We have also added value through our stock selection decisions in countries where the market has underperformed, such as Thailand. Some of the world's most dynamic companies -- those that are adapting to and managing change -- are based in emerging countries, which are among the fastest growing in the world economy.

Q: NICHOLAS-APPLEGATE STATES THAT IT MANAGES PORTFOLIOS BY MANAGING INFORMATION. WHAT TYPE OF INFORMATION ARE YOU LOOKING FOR, HOW DO YOU FIND IT, AND HOW DO YOU ANALYZE IT?

A: CATHERINE: We are constantly researching companies that are poised for rapid growth. To support our fundamental research, we have established a worldwide network of experienced research analysts that provide us with timely information and

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' ROUNDTABLE DISCUSSION -- CONCLUDED
--------------------------------------------------------------------------------

insight. We draw from powerful internal research tools, including a sophisticated database and computer system that evaluate and rank companies worldwide. Our investment teams draw from these resources and from each other. Team members work in close proximity, creating an environment that provides a constant flow and exchange of information so we are able to make well-timed decisions. These resources, coupled with our highly-disciplined technology, enable us to search worldwide for companies that meet our stringent criteria.

A: MAREN: The information we look for in managing the Income & Growth Fund is the same as in our stock portfolios except that we are focusing on investments in convertible securities, mostly corporate bonds or preferred stocks that can be converted to common stocks.

  Just as in our stock portfolios, we use a bottom-up approach to investing in convertibles. We look at the fundamentals of the companies, building our portfolios on company-by-company basis.

  Our objective is to deliver superior risk-adjusted returns. Once we find companies that meet our underlying equity criteria, we look to invest in convertible securities of companies that we believe will provide 80% to 100% of the upside performance of the stock, with only 40 to 50% of the downside performance. In managing the portfolio, we leverage information from our domestic and international equity teams, our high-yield bond team, and our systematic team to deliver a lower risk approach to small- and mid-cap equity investing.

Q: WHAT FORCES HAVE BEEN BEHIND THIS YEAR'S RATHER SLUGGISH BOND MARKET AND HOW HAVE YOU ADJUSTED THE GOVERNMENT INCOME AND BALANCED GROWTH FUNDS IN RESPONSE? WHAT IS YOUR TEAM'S OUTLOOK FOR THESE AREAS OF THE BOND MARKET?

A: DOUG: Fixed income investors realized early in 1996 that the economic contraction witnessed in 1995 was unlikely to continue into the second quarter. Surprisingly strong employment reports shook the bond market, sending interest rates higher and bond prices down. In the second quarter Gross Domestic Product or GDP, the primary measure of the economy's output, rose to 4.7% and the outlook for a Federal Reserve interest rate hike was likely. Our portfolios were positioned to perform well in a moderate growth-low inflationary environment by maintaining a duration slightly longer than the Lehman Brothers Government/Corporate Index. Although this strategy proved untimely in the second quarter, it proved beneficial in the third quarter, when the economy returned to a slower growth trend (2.2% GDP) and rates fell. In the Balanced Growth Fund, we included corporate bonds to add diversification and yield in this historically low market interest rate environment.

A: FRED: In the fourth quarter we expect to see continuation of moderate economic growth and by that we mean continued low inflation is likely. Consumer behavior will be the major factor over the coming months as the ability to spend will be tested. Continued low inflation is a long term positive for the bond market.

Q: HOW DO YOU DETERMINE WHAT PERCENTAGE OF THE PORTFOLIOS TO INVEST IN INDIVIDUAL COUNTRIES AND INDUSTRIES? AND WHY DO YOU SELECT A DIFFERENT PERCENTAGE FROM THE BENCHMARK INDEXES?

A: LARRY: Basically, we let the stocks tell us where to invest around the world. Most of our currency exposures are based on our bottom-up stock picking approach, but we do consider changes in the economic and political environment in each country. If we do not find attractive stocks, we will not own companies located in a country; whereas in countries where attractive stocks are plentiful, they are overweighted. We look for growing companies in the U.S. and abroad that offer excellent investment opportunities.

--------------------------------------------------------------------------------

MINI CAP GROWTH FUND
ADVISORY PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Catherine Somhegyi
                       Partner, Chief Investment Officer
                            Global Equity Management
                                 John C. McCraw
                               Portfolio Manager
                               Thomas E. Bleakley
                               Portfolio Manager
                              Ronald J. Krystyniak
                               Investment Analyst

  GOAL: The Nicholas-Applegate Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing for growth primarily in companies with less than $100 million in market capitalization.

  REVIEW AND OUTLOOK: The Mini Cap Growth Fund delivered solid returns from April through September 1996 despite volatile market conditions. After a great start to the fiscal year, performance was briefly marred by a sharp midsummer dip in the broad equities market that was felt most acutely in the technology sector. Smaller companies recovered in August and the Fund rallied to a strong close. The Fund's Advisory Portfolio Shares returned 13.4% for the period, well ahead of the 4.9% return of the Russell 2000 Growth Index, a measure of small company growth stock performance.

  The Fund benefited from excellent stock selection within the technology, retail, and financial services sectors, with especially strong returns from specialty chains, telecommunications companies and firms in the semiconductor and electronics industries. Marks Brothers Jewelers, the sixth largest jewelry chain in the country, contributed to the Fund's strong performance. The company has been growing earnings as it has been expanding its store base by approximately 12% to 15% annually. Among financial services company stocks, shares of Sirrom Capital, an investment company that lends to small, privately owned companies, performed well. Sirrom benefited during the period by acquiring a company that specializes in merger-and-acquisition services. Sirrom has also increased its number of lenders. As of September 30, technology companies accounted for 27% of the Fund's assets, including 11% in software and 5% in telecommunications. Consumer services totaled 10% and health care comprised another 15% of the holdings. We sold our positions in Manhattan Bagel Co. and Nuco2, a supplier of carbonation for soda fountains. Manhattan Bagel recently showed lower earnings due to higher than expected costs. The earnings outlook for Nuco2 could be troubled, as a leading supplier's entry into the soft-drink carbonation business is expected to add to competitive pressures affecting Nuco2's pricing.

  We remain upbeat about the prospects for smaller companies and continue to discover new, exciting companies for inclusion in the Mini Cap Growth Fund. We believe the current economic and market conditions offer the potential of continued strong performance to our investors.

                            REPRESENTATIVE HOLDINGS

                              Sirrom Capital Corp.
                                  Ultrak, Inc.
                        Pomeroy Computer Resources, Inc.
                         Marks Brothers Jewelers, Inc.
                                   Vans, Inc.
                             Sangstat Medical Corp.
                            Leasing Solutions, Inc.
                        Physician Support Systems, Inc.
                            Miller Industries, Inc.
                          Knight Transportation, Inc.

--------------------------------------------------------------------------------

MINI CAP GROWTH ADVISORY PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE MINI CAP GROWTH ADVISORY PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 30.48%                         As of 09/30/96                        34.68%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MINI CAP GROWTH
           Advisory Portfolio    Russell 2000 Growth Index
7/12/95              $ 10,000                     $ 10,000
9/30/95                11,024                       10,730
12/31/95               11,480                       10,890
3/31/96                12,680                       11,515
6/30/96                14,864                       12,188
9/30/96                14,384                       12,084

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Mini Cap Growth Advisory Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
-------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS -- 95.0%
---------------------------------------------------------

AIRLINES -- 0.7%
  Atlantic Coast Airlines, Inc.*.............       6,800  $     79,900
  Mesaba Holdings, Inc.*.....................      11,700       127,237
                                                           ------------
                                                                207,137
                                                           ------------
APPAREL -- 5.8%
  Cole Kenneth Productions, Inc.*............       8,400       158,550
  Deckers Outdoor Corp.*.....................      12,900       116,100
  Donnkenny, Inc.*...........................       8,900       152,413
  Genesco, Inc.*.............................      27,700       259,688
  Movado Group, Inc..........................       6,900       174,225
  Pacific Sunwear of California, Inc.*.......       8,600       282,725
  Paul Harris Stores, Inc.*..................      19,800       198,000
  Sport - Haley, Inc.*.......................      12,000       150,000
  Vans, Inc.*................................      12,700       242,887
                                                           ------------
                                                              1,734,588
                                                           ------------
BIOTECHNOLOGY -- 2.2%
  Cryolife, Inc.*............................      11,200       142,800
  Guilford Pharmaceuticals*..................      10,600       291,500
  Matritech, Inc.*...........................      20,000       258,750
                                                           ------------
                                                                693,050
                                                           ------------
BROADCASTING - 1.9%
  Argyle Television, Inc.*...................       6,700       188,438
  Granite Broadcasting*......................      11,700       166,725
  United Video Satellite G Class A*..........      11,400       230,850
                                                           ------------
                                                                586,013
                                                           ------------
BUILDING MATERIALS -- 1.0%
  Shaw Group, Inc.*..........................       8,300       288,425
                                                           ------------
CLOTHING CHAINS -- 1.3%
  Baker J, Inc.*.............................      17,400       106,303
  Buckle, Inc.*..............................      10,100       320,675
                                                           ------------
                                                                426,978
                                                           ------------
COMPUTER/OFFICE AUTOMATION -- 2.8%
  Brooktrout Technology, Inc.*...............      11,200       408,800
  CHS Electronics, Inc.*.....................      11,700       159,413
  Pomeroy Computer Resources*................       8,000       262,000
                                                           ------------
                                                                830,213
                                                           ------------
CONTAINERS -- 0.8%
  Seda Specialty*............................      12,000       231,000
                                                           ------------
CONTRACTING DRILLING -- 0.3%
  Unit Corp.*................................      16,000        94,000
                                                           ------------
DRUGS/PHARMACEUTICALS -- 1.7%
  Curative Technologies,Inc.*................      13,900       267,575
  Inhale Therapeutic Systems*................       4,200        54,075
  Sangstat Medical Corp.*....................       8,000       204,000
                                                           ------------
                                                                525,650
                                                           ------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 3.5%
  Checkmate Electronics, Inc.*...............      12,800  $    192,000
  Lecroy Corp.*..............................      12,000       312,000
  Powell Industries, Inc.*...................      12,500       115,625
  Printrak Intl.*............................      10,900       106,275
  Ultrak Inc.*...............................      11,600       319,000
                                                           ------------
                                                              1,044,900
                                                           ------------
ENTERTAINMENT -- 0.5%
  Cinar Films, Inc.*.........................       5,400       140,738
                                                           ------------
ENVIRONMENTAL SERVICES -- 0.4%
  American Disposal Services, Inc.*..........       6,000       108,750
                                                           ------------
FINANCE COMPANIES -- 1.7%
  Central Financial*.........................       8,900       171,881
  Sirrom Capital Corp........................      10,900       329,725
                                                           ------------
                                                                501,606
                                                           ------------
GROCERY PRODUCTS -- 0.7%
  Worthington Foods, Inc.....................       8,300       207,500
                                                           ------------
HOME FURNISHINGS -- 1.2%
  Bush Industries, Inc. Class A..............      13,050       239,794
  O'Sullivan Industries*.....................      14,500       128,687
                                                           ------------
                                                                368,481
                                                           ------------
HOMEBUILDING -- 1.0%
  Cavalier Homes, Inc........................      16,400       303,400
                                                           ------------
INDUSTRIAL ENGINEER/CONSTRUCTION -- 1.6%
  Greenwich Air Services, Inc. Class A.......       6,300       176,400
  Greenwich Air Services, Inc. Class B*......       9,400       195,050
  Starrett Corp..............................       8,900        97,900
                                                           ------------
                                                                469,350
                                                           ------------
LEISURE/GAMING -- 2.6%
  Acres Gaming, Inc.*........................      14,900       203,013
  Mikohn Gaming Corp.*.......................      18,800       166,850
  Penn National Gaming, Inc.*................      13,500       418,500
                                                           ------------
                                                                788,363
                                                           ------------
LIFE INSURERS -- 0.5%
  Provident American Corp.*..................       9,500       136,562
                                                           ------------
LODGING -- 0.5%
  Studio Plus Hotels, Inc.*..................       9,850       162,525
                                                           ------------
MACHINERY/EQUIPMENT -- 2.4%
  Ballantyne Omaha, Inc.*....................      11,400       156,750
  Gardner Denver*............................       4,800       146,400
  LSI Industries, Inc........................      10,900       174,400
  Miller Industries, Inc./Tenn.*.............       3,800       150,100
  Thermatrix , Inc.*.........................      11,200        93,800
                                                           ------------
                                                                721,450
                                                           ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
---------------------------------------------------------

MEDICAL SPECIALTIES -- 0.2%
  Impath, Inc.*..............................       4,500  $     55,125
                                                           ------------
MEDICAL SUPPLIES -- 3.2%
  Capstone Pharmaceutical Corp.*.............      21,000       259,875
  Meridian Diagnostics, Inc..................      21,000       280,875
  Merit Medical Systems, Inc.*...............      14,000       108,500
  Minimed, Inc.*.............................      12,800       321,600
                                                           ------------
                                                                970,850
                                                           ------------
MEDICAL/NURSING/HEALTH SERVICES -- 3.1%
  Diagnostic Health Services, Inc.*..........      15,700       131,488
  Pediatric Services of America*.............       9,300       172,050
  PMR Corp.*.................................       7,600       219,450
  Prime Medical Services, Inc.*..............      13,200       174,900
  Raytel Medical Corp.*......................      12,000       162,000
  Sterling Healthcare Group*.................       3,500        75,687
                                                           ------------
                                                                935,575
                                                           ------------
MILITARY/DEFENSE TECHNOLOGY -- 0.5%
  Tracor, Inc.*..............................       7,200       148,500
                                                           ------------
MULTI-LINE INSURERS -- 0.8%
  Delphi Financial Group, Inc.Class A*.......       8,760       245,280
                                                           ------------
OIL/GAS PRODUCTION -- 0.8%
  Coho Energy, Inc.*.........................      12,100        86,213
  Lomak Pete, Inc.*..........................      12,800       168,000
                                                           ------------
                                                                254,213
                                                           ------------
OILFIELD SERVICES/EQUIPMENT -- 0.6%
  Maverick Tube Corp.*.......................      12,000       168,000
                                                           ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 5.5%
  Abacus Direct Corp.*.......................      12,000       252,000
  Computer Learning Centers*.................       5,400       151,200
  ICTS Holland P*............................      11,900       145,775
  National Wireless Holdings*................       7,800       124,800
  Nobel Ed Dynamics, Inc.*...................       5,900        82,600
  Professional Staff*........................      19,100       202,937
  Remedytemp, Inc. Class A*..................       8,900       189,125
  Right Management Consultants, Inc.*........       4,600       111,550
  Techforce Corp.*...........................      11,500        84,812
  Wackenhut Corp. Class A....................       5,400        99,225
  Wackenhut Corp. Class B....................       2,600        40,625
  Youth Services International, Inc.*........      12,000       166,500
                                                           ------------
                                                              1,651,149
                                                           ------------
OTHER CONSUMER NON-DURABLES -- 0.6%
  Amrion, Inc.*..............................       8,900       190,238
                                                           ------------
OTHER CONSUMER SERVICES -- 1.5%
  Amre, Inc.*................................      11,700       162,338
  Childrens Comprehensive Services*..........       8,400       149,100

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

OTHER CONSUMER SERVICES (CONTINUED)
  Warrantech Corp.*..........................      15,700  $    153,075
                                                           ------------
                                                                464,513
                                                           ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 4.9%
  Horizon Mental Health MG*..................       9,700       240,075
  Medquist, Inc.*............................      17,100       346,275
  National Dentex Corp.*.....................       5,900       112,837
  Physician Support Systems, Inc.*...........       7,400       179,450
  Proxymed Pharmacy, Inc.*...................      11,700       117,000
  Res - Care, Inc.*..........................       7,950       135,150
  Sterile Recoveries, Inc.*..................       9,000       130,500
  Veterinary Centers of America, Inc.*.......       9,300       204,018
                                                           ------------
                                                              1,465,305
                                                           ------------
OTHER PRODUCERS/MANUFACTURING -- 0.5%
  Northwest Pipe Co.*........................       7,500       142,500
                                                           ------------
OTHER TECHNOLOGY -- 1.4%
  Computer Products, Inc.*...................       7,700       168,438
  Renaissance Solutions, Inc.*...............       5,800       245,775
                                                           ------------
                                                                414,213
                                                           ------------
REAL ESTATE BROKERS/SERVICES -- 1.2%
  Redwood Trust, Inc.........................      11,200       358,400
                                                           ------------
RECREATIONAL PRODUCTS -- 1.8%
  Galoob Lewis Toys, Inc.*...................       8,900       260,325
  Tyco Toys, Inc.*...........................      48,800       280,600
                                                           ------------
                                                                540,925
                                                           ------------
RENTAL/LEASING COMPANIES -- 2.0%
  Alrenco, Inc.*.............................       9,200       193,200
  Leasing Solutions, Inc.*...................       5,900       169,625
  Rent Way, Inc.*............................      20,000       252,500
                                                           ------------
                                                                615,325
                                                           ------------
RESTAURANTS -- 3.4%
  Cooker Restaurant Corp.....................      19,500       231,563
  Logans Roadhouse, Inc.*....................      10,100       203,263
  Rainforest Cafe, Inc.*.....................      13,850       429,350
  Schlotzsky's, Inc.*........................      11,300       127,125
  Taco Cabana, Inc.*.........................       4,700        27,025
                                                           ------------
                                                              1,018,326
                                                           ------------
RETAIL/DISCOUNT -- 0.9%
  Tuesday Morning Corp.*.....................      14,100       259,087
                                                           ------------
RETAIL/ELECTRONICS -- 0.4%
  Creative Computers, Inc.*..................      13,100       124,450
                                                           ------------
SEMICONDUCTORS/ELECTRONIC
COMPONENTS -- 2.6%
  Intevac, Inc.*.............................       5,100        86,700
  JPM Company*...............................      14,100       132,188
  M Systems Flash Disk Pioneer*..............      13,800       122,475
  Qlogic Corp.*..............................         600         7,725

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC (CONTINUED)
  Radisys Corp.*.............................       6,200  $    306,900
  Tower Semiconductor Ltd.*..................      16,700       121,075
                                                           ------------
                                                                777,063
                                                           ------------
SOAPS/COSMETICS -- 0.2%
  Chattem , Inc.*............................       6,500        65,813
                                                           ------------
SOFTWARE -- 10.6%
  Aladdin Knowledge Systems*.................       6,600        66,000
  Axent Technologies, Inc.*..................      14,400       338,400
  Ciber, Inc.*...............................       8,500       323,000
  Cotelligent Group, Inc.*...................      10,900       171,675
  Datastream Systems, Inc.*..................       7,500       226,875
  Document Sciences Corp.*...................       1,400        17,675
  IKOS Systems, Inc.*........................      14,300       286,894
  Intelligroup, Inc.*........................       5,400        74,925
  MDL Information Systems, Inc.*.............      12,000       379,500
  Mechanical Dynamics, Inc.*.................      11,900       210,481
  Mecon, Inc.*...............................       7,000       175,000
  Perceptron, Inc.*..........................       9,100       229,775
  Tecnomatix Technologies, LTD*..............       9,300       161,587
  Unison Software*...........................      11,600       298,700
  Versant Object Technology Corp.*...........       7,500       178,125
  4Front Software International*.............       9,200        36,800
                                                           ------------
                                                              3,175,412
                                                           ------------
SPECIALTY CHAINS -- 3.6%
  Finish Line, Inc., Class A*................       7,700       365,750
  Insight Enterprises, Inc.*.................      13,100       489,612
  Marks Brothers Jewelers, Inc.*.............       8,600       232,200
                                                           ------------
                                                              1,087,562
                                                           ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.1%
  Aml Communications*........................       8,900       144,625
  Celeritek, Inc.*...........................      14,400       176,400
  Davox Corp.*...............................       9,300       351,075
  Performance Technologies, Inc.*............      12,000       145,500
  Remec, Inc.*...............................      11,300       159,612
  Teledata Communications, LTD*..............      17,900       328,912

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
  Tessco Technologies, Inc.*.................       5,800  $    242,150
                                                           ------------
                                                              1,548,274
                                                           ------------
TELEPHONE -- 0.5%
  Pricellular Corp. Class A*.................       9,950       143,031
                                                           ------------
TRUCKING -- 0.8%
  Knight Transportation, Inc.*...............       6,100       133,438
  U S Xpress Enterprises, Inc. Class A*......      10,800        98,550
                                                           ------------
                                                                231,988
                                                           ------------
WHOLESALE DISTRIBUTION -- 3.2%
  Anicom, Inc.*..............................      13,700       243,175
  Central Garden & Pet Co.*..................      15,200       305,900
  Daisytek International Corp.*..............       5,900       255,175
  Fresh America Corp.*.......................       8,100       156,431
                                                           ------------
                                                                960,681
                                                           ------------
TOTAL COMMON STOCKS
  (Cost $22,742,696).....................................  $ 28,582,477
                                                           ------------
                                               PRINCIPAL
                                                 AMOUNT       VALUE
-----------------------------------------------------------------------
COMMERCIAL PAPER -- 6.4%
-----------------------------------------------------------------------
  Associates Corp. -- 1.4%
    5.80% ,10/01/96..........................  $  413,000       413,000
  Merrill Lynch & Co. -- 5.0%
    5.85% ,10/01/96..........................   1,495,000     1,495,000
                                               ----------  ------------
TOTAL COMMERCIAL PAPER
  (Cost $1,908,000)..........................   1,908,000  $  1,908,000
                                               ----------  ------------
TOTAL INVESTMENTS -- 101.4%
  (Cost $24,650,696).....................................  $ 30,490,477
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.4%)..........      (407,516)
                                                           ------------
NET ASSETS -- 100.0%.....................................  $ 30,082,961
                                                           ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING GROWTH FUND
ADVISORY PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Catherine Somhegyi
                       Partner, Chief Investment Officer
                            Global Equity Management
                                 John C. McCraw
                               Portfolio Manager
                               Thomas E. Bleakley
                               Portfolio Manager
                              Ronald J. Krystyniak
                               Investment Analyst

  GOAL: The Nicholas-Applegate Emerging Countries Fund seeks to provide long-term capital appreciation through investment in companies in developing countries around the world.

  REVIEW AND OUTLOOK: The Emerging Growth Advisory Portfolio delivered substantial returns to shareholders over the period, from April 1 through September 30, 1996. Excellent stock selection decisions in the technology and commercial/industrial services sectors contributed to the Fund's advance. For example, Advisory Portfolio Shares returned 12.7% for the period, more than twice the 4.9% gain of the benchmark Russell 2000 Growth Index.

  Among technology stocks, a top performer was Rational Software, a developer of database management systems and tools software. The company's shares appreciated sharply in the period due in part to important agreements with Microsoft and the anticipated release of future products. Another top-performing technology holding was Saville Systems, a leading supplier of customized mid-range computer billing and customer-care software systems for telecommunications service providers. The company has been improving earnings and earnings estimates due to additional signed contracts with three new carriers and an expanded relationship with AT&T. The earnings of two of our holdings, Software 2000, Inc. and Theratech, Inc. did not meet our expectations. We sold Software 2000 shares due to concerns over licensing revenues. We sold shares of Theratech, a manufacturer of testosterone patches, because of marketing difficulties.

  Our growth style of investing continues to be compatible with the current market environment. Stable economic conditions in the United States and increasingly favorable conditions abroad are providing an excellent operating environment for dynamic small companies. We seek out and invest in companies that we believe will continue to benefit from change and grow earnings as a result. We believe long-term investors will continue to achieve growth of capital from their investments in these types of companies through the Emerging Growth Advisory Portfolio.

                            REPRESENTATIVE HOLDINGS

                            Rational Software Corp.
                           Wolverine World Wide, Inc.
                                    S3, Inc.
                          American Radio Systems Corp.
                           Oregon Metallurgical Corp.
                          Saville Systems Ireland PLC
                             Rainforest Cafe, Inc.
                          Ethan Allen Interiors, Inc.
                          Medicis Pharmaceutical Corp.
                           Insight Enterprises, Inc.

--------------------------------------------------------------------------------

EMERGING GROWTH ADVISORY PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING GROWTH ADVISORY PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 09/30/96
 1 YEAR                            5 YEARS                           10 YEARS
 25.08%                             17.47%                            16.76%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            EMERGING GROWTH ADVISORY PORTFOLIO    RUSSELL 2000 GROWTH INDEX
7/31/85                                $ 10,000                     $ 10,000
9/30/85                                   9,431                        9,134
12/31/85                                 11,124                       10,697
3/31/86                                  12,838                       12,282
6/30/86                                  14,066                       13,086
9/30/86                                  11,396                       10,960
12/31/86                                 11,801                       11,080
3/31/87                                  14,381                       14,093
6/30/87                                  14,375                       13,897
9/30/87                                  15,183                       14,348
12/31/87                                 11,316                        9,919
3/31/88                                  13,360                       11,647
6/30/88                                  14,556                       12,386
9/30/88                                  14,242                       12,045
12/31/88                                 14,331                       11,940
3/31/89                                  15,904                       12,826
6/30/89                                  16,608                       13,656
9/30/89                                  18,613                       14,877
12/31/89                                 18,228                       14,348
3/31/90                                  18,539                       13,967
6/30/90                                  19,719                       14,848
9/30/90                                  15,171                       10,974
12/31/90                                 16,657                       11,850
3/31/91                                  21,916                       15,470
6/30/91                                  20,771                       14,934
9/30/91                                  23,988                       16,545
12/31/91                                 25,941                       17,916
3/31/92                                  25,904                       18,406
6/30/92                                  23,012                       16,195
9/30/92                                  24,390                       16,509
12/31/92                                 29,163                       19,308
3/31/93                                  28,967                       18,962
6/30/93                                  29,985                       19,507
9/30/93                                  33,785                       21,327
12/31/93                                 33,746                       21,887
3/31/94                                  31,685                       20,997
6/30/94                                  29,322                       19,679
9/30/94                                  32,411                       21,514
12/31/94                                 32,454                       21,355
3/31/95                                  34,325                       22,526
6/30/95                                  38,236                       24,761
9/30/95                                  42,909                       27,576
12/31/95                                 43,985                       27,988
3/31/96                                  47,617                       29,596
6/30/96                                  52,292                       31,325
9/30/96                                  53,670                       31,057

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Emerging Growth Advisory Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership and a pooled trust managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 10/1/93. Limited partnership/pooled trust returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership and pooled trust had been registered as investment companies under the federal securities laws, their performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smaller securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK -- 94.7%
---------------------------------------------------------

ADVERTISING -- 1.7%
  CKS Group*.................................      78,500    $   1,854,562
  Eagle River Interactive, Inc.*.............      37,800          387,450
  Ha-Lo Industries, Inc.*....................      24,900          722,100
  Lamar Advertising Co.*.....................      61,000        2,531,500
  National Media Corp.*......................      17,000          252,875
  Outdoor Systems, Inc.*.....................      23,850        1,120,950
  Universal Outdoor Holdings, Inc.*..........      71,000        2,556,000
                                                             -------------
                                                                 9,425,437
                                                             -------------
AGRICULTURE -- 0.3%
  Dekalb Genetics Corp. Class B..............      51,200        1,740,800
                                                             -------------
AIR FREIGHT/SHIPPING -- 0.1%
  Airnet Systems, Inc.*......................      36,600          521,550
                                                             -------------
AIRLINES -- 0.1%
  Midwest Express Holdings, Inc.*............      22,400          669,200
                                                             -------------
ALCOHOLIC BEVERAGES -- 0.2%
  Mondavi Robert Corp.*......................      35,500        1,162,625
                                                             -------------
APPAREL -- 3.3%
  Cole Kenneth Productions, Inc.*............     104,000        1,963,000
  Donnkenny, Inc.*...........................      89,000        1,524,125
  Genesco, Inc.*.............................      27,600          258,750
  Nautica Enterprises, Inc.*.................     136,350        4,397,287
  St. John Knits, Inc........................      48,000        2,406,000
  Stein Mart, Inc.*..........................      93,500        2,068,688
  Vans, Inc.*................................      97,300        1,860,863
  Wolverine Worldwide, Inc...................     198,300        5,502,825
                                                             -------------
                                                                19,981,538
                                                             -------------
BEVERAGES/SOFT DRINKS -- 0.3%
  Cott Corp..................................     244,500        1,849,031
                                                             -------------
BIOTECHNOLOGY -- 2.8%
  Advanced Techonology Labs, Inc.*...........      51,900        1,660,800
  Biopsys Medical, Inc.*.....................       9,500          140,125
  Depotech Corp.*............................      20,000          345,000
  Endovascular Technology, Inc.*.............      47,200          566,400
  Guilford Pharmaceuticals, Inc.*............      25,000          687,500
  Martek Biosciences Corp.*..................      63,600        1,590,000
  Matritech, Inc.*...........................      30,000          388,125
  Mentor Corp................................     129,800        3,569,500
  Neurex Corp.*..............................     108,300        2,071,237
  Neurogen Corp.*............................      35,000          883,750
  Nexstar Pharmaceuticals, Inc.*.............      50,000        1,050,000
  Pharmaceutical Product Development,
    Inc.*....................................      14,054          379,457
  Quintiles Transnational Corp.*.............       8,600          629,950
  Regeneron Pharmaceuticals, Inc.*...........      37,300          750,663
  Sequus Pharmaceuticals, Inc.*..............      96,800        1,524,600
  Sonus Pahrmaceuticals, Inc.*...............      17,800          343,763
  Vertex Pharmaceuticals, Inc.*..............      19,700          581,150
                                                             -------------
                                                                17,162,020
                                                             -------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

BROADCASTING -- 2.7%
  American Radio Systems Corp.*..............      72,400    $   2,696,900
  Argyle Television, Inc. Class A*...........      21,400          601,875
  Chancellor Corp.*..........................      58,400        2,423,600
  Emmis Broadcasting Corp. Class A*..........      43,600        2,016,500
  Evergreen Media Corp. Class A*.............      93,450        2,920,313
  Premiere Radio Networks, Inc. Class A*.....      33,600          361,200
  Saga Communications, Inc. Class A*.........      50,062        1,120,137
  SFX Broadcasting, Inc. Class A*............      42,500        1,933,750
  Telemundo Group, Inc. Class A*.............      18,000          616,500
  United Video Satellite Group, Inc. Class
    A*.......................................      35,000          708,750
  Westwood One, Inc.*........................      71,000        1,304,625
                                                             -------------
                                                                16,704,150
                                                             -------------
BUILDING MATERIALS -- 0.6%
  Falcon Building Products, Inc. Class A*....      45,000          585,000
  Hexcel Corp.*..............................     102,600        1,987,875
  NCI Building Systems, Inc.*................      26,600          864,500
                                                             -------------
                                                                 3,437,375
                                                             -------------
BUILDING MATERIAL CHAIN -- 0.4%
  Eagle Hardware & Garden, Inc...............      85,000        2,295,000
                                                             -------------
CHEMICALS -- 0.2%
  OM Group, Inc..............................      38,300        1,455,400
                                                             -------------
CLOTHING CHAINS -- 2.5%
  American Eagle Outfitters, Inc.*...........      26,500          563,125
  Baker (J), Inc.............................      20,000          122,187
  Buckle, Inc. (The)*........................       2,400           76,200
  Charming Shoppes, Inc.*....................     544,500        3,267,000
  Gadzooks, Inc.*............................      69,000        2,397,750
  Loehmanns, Inc.*...........................      53,200        1,426,425
  Ross Stores, Inc...........................     109,900        3,956,400
  Wet Seal, Inc. Class A*....................      86,300        3,106,800
  99 Cents Only Stores*......................      30,300          424,200
                                                             -------------
                                                                15,340,087
                                                             -------------
COAL MINING -- 0.1%
  Zeigler Coal Holding Company...............      25,000          431,250
                                                             -------------
COMPUTER/OFFICE AUTOMATION -- 1.8%
  Amati Communications Corp.*................      71,000        1,562,000
  Auspex Systems, Inc.*......................     135,600        2,084,850
  Brooktrout Technology, Inc.*...............      39,700        1,449,050
  Discreet Logic, Inc.*......................      96,000          732,000
  Eltron International, Inc.*................      47,750        1,545,906
  Encad, Inc.*...............................      10,000          418,750
  GEAC Computer Corp. LTD*...................      40,500          493,540
  IDX Systems Corp.*.........................       8,000          280,000
  Network Appliance, Inc.*...................      53,000        1,590,000
  Safeguard Scientifics, Inc.*...............      23,100          921,113
  Sunquest Information Systems, Inc.*........       9,000          166,500
                                                             -------------
                                                                11,243,709
                                                             -------------
CONTAINERS -- 0.0%
  U.S. Can Corp.*............................      18,600          299,925
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

CONTRACTING DRILLING -- 1.4%
  Cliffs Drilling Co.*.......................      35,500    $   1,224,750
  Falcon Drilling, Inc.*.....................      82,400        2,142,400
  Marine Drilling Co., Inc.*.................     311,400        2,997,225
  Noble Drilling Corp.*......................      71,700        1,084,462
  Reading & Bates Corp.*.....................      40,100        1,087,713
                                                             -------------
                                                                 8,536,550
                                                             -------------
DEPARTMENT/DISCOUNT STORES -- 0.1%
  Carson Pirie Scott & Co.*..................      28,500          758,812
                                                             -------------
DRUGS/PHARMACEUTICALS -- 3.0%
  Anesta Corp.*..............................      58,500          826,312
  Columbia Laboratories, Inc.*...............      30,000          367,500
  Curative Health Services, Inc.*............      67,400        1,297,450
  Dura Pharmaceuticals, Inc.*................     142,200        5,243,625
  Incyte Pharmaceuticals, Inc.*..............      51,000        2,524,500
  Inhale Therapeutic Systems*................      11,500          148,062
  Jones Medical Industries, Inc..............      28,125        1,364,062
  Medicis Pharmaceutical Corp. Class A*......      16,900          815,425
  MIM Corp.*.................................      40,500          587,250
  Nabi, Inc.*................................     137,900        1,637,562
  NCS Healthcare, Inc. Class A*..............      19,100          599,263
  Noven Pharmaceuticals, Inc.*...............      30,700          387,587
  Parexel International Corp.*...............      19,400        1,222,200
  Pathogenesis Corp.*........................      51,300          910,575
  Sangstat Medical Corp.*....................       9,300          237,150
                                                             -------------
                                                                18,168,523
                                                             -------------
ELECTRONIC DATA PROCESSING -- 1.5%
  Affiliated Computer Services, Inc. Class
    A*.......................................      30,900        1,815,375
  Checkfree Corp.*...........................      45,000          900,000
  Envoy Corp.*...............................      81,200        3,146,500
  Industry-Matematik International*..........      79,000          977,625
  Object Design, Inc.*.......................      70,000        1,128,750
  Peerless Systems Corp.*....................      14,500          166,750
  Versant Object Technology Corp.*...........      37,500          890,625
                                                             -------------
                                                                 9,025,625
                                                             -------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.8%
  Belden, Inc.*..............................      38,800        1,125,200
  Checkpoint Systems, Inc.*..................     167,400        4,436,100
  Coherent, Inc.*............................      56,600        1,995,150
  Lernout & Hauspie Speech*..................      42,300        1,004,625
  Orbotech LTD*..............................      16,000          190,000
  Uniphase Corp.*............................      45,300        1,913,925
                                                             -------------
                                                                10,665,000
                                                             -------------
ELECTRONICS/MUSIC CHAINS -- 0.5%
  Inacom Corp.*..............................      87,000        2,979,750
                                                             -------------
ENTERTAINMENT -- 0.3%
  Family Golf Centers, Inc.*.................      20,000          580,000
  Hollywood Entertainment Corp.*.............      73,300        1,502,650
                                                             -------------
                                                                 2,082,650
                                                             -------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

ENVIRONMENTAL SERVICES -- 1.8%
  Newpark Resources, Inc.*...................      26,585    $     967,029
  Superior Services, Inc.*...................      17,000          272,000
  Tetra Technologies, Inc.*..................      42,300          777,263
  United Waste Systems, Inc.*................     156,600        5,441,850
  U.S. Filter Corp.*.........................      71,400        2,436,525
  U.S.A. Waste Services, Inc.*...............      26,800          844,200
                                                             -------------
                                                                10,738,867
                                                             -------------
FINANCE COMPANIES -- 1.4%
  AmeriCredit Corp.*.........................     115,400        2,120,475
  Cityscape Financial Corp.*.................      47,000        1,245,500
  Imperial Credit Industries, Inc.*..........     109,200        3,999,450
  Westcorp., Inc.............................      56,205        1,215,433
                                                             -------------
                                                                 8,580,858
                                                             -------------
FOOD CHAINS -- 0.1%
  Quality Food Centers, Inc.*................      13,000          451,750
                                                             -------------
HOME FURNISHINGS -- 0.6%
  Bush Industries, Inc. Class A..............      20,000          367,500
  Cort Business Services Corp.*..............      30,000          611,250
  Ethan Allen Interiors, Inc.................      24,000          747,000
  Furniture Brands International, Inc.*......      47,600          696,150
  Renters Choice, Inc.*......................      71,600        1,342,500
                                                             -------------
                                                                 3,764,400
                                                             -------------
HOMEBUILDING -- 1.2%
  American Homestar Corp.*...................      24,700          600,519
  Cavalier Homes, Inc........................       2,100           38,850
  Champion Enterprises, Inc.*................      93,700        2,119,962
  Diamond Home Services, Inc.*...............      29,700          861,300
  Oakwood Homes Corp.........................      74,800        2,057,000
  Redman Industries, Inc.*...................      36,800        1,030,400
  United States Home Corp.*..................      40,000          820,000
                                                             -------------
                                                                 7,528,031
                                                             -------------
HOSPITALS -- 0.7%
  Health Management Systems, Inc.*...........      88,400        2,585,700
  National Surgery Centers, Inc.*............      52,600        1,472,800
                                                             -------------
                                                                 4,058,500
                                                             -------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 0.6%
  Granite Construction, Inc..................      69,900        1,450,425
  Greenwich Air Services, Inc. Class B*......      42,500          881,875
  Greenwich Air Services, Inc. Class A.......      40,400        1,131,200
                                                             -------------
                                                                 3,463,500
                                                             -------------
LEISURE/GAMING -- 0.9%
  Anchor Gaming*.............................      40,400        2,514,900
  Sodak Gaming, Inc.*........................     119,000        2,737,000
                                                             -------------
                                                                 5,251,900
                                                             -------------
LIFE INSURERS -- 0.1%
  Delphi Financial Group, Inc. Class A*......         900           25,200
  Protective Life Corp.......................       8,900          335,975
                                                             -------------
                                                                   361,175
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

LODGING -- 1.1%
  Bristol Hotel Co.*.........................      40,400    $   1,075,650
  Doubletree Corp.*..........................      24,600          980,925
  Prime Hospitality Corp.*...................     174,200        2,874,300
  Studio Plus Hotels, Inc.*..................      45,750          754,875
  Suburban Lodges of America*................      27,200          571,200
  Wyndham Hotel Corp.*.......................      26,500          483,625
                                                             -------------
                                                                 6,740,575
                                                             -------------
MACHINERY/EQUIPMENT -- 1.1%
  Digitran Systems, Inc.*....................      14,500              145
  Elbit Vision Systems LTD*..................      17,500          126,875
  Etec Systems, Inc.*........................      49,600        1,686,400
  Greenfield Industries, Inc.................      57,700        1,384,800
  Iwerks Entertainment, Inc.*................      72,500          507,500
  JLG Industries, Inc........................       6,800          127,500
  Kuhlman Corp...............................      20,800          304,200
  Miller Industries, Inc.*...................      35,600        1,406,200
  Robbins & Myers, Inc.......................      34,000          769,250
  Watsco, Inc. Class A.......................      13,950          284,231
                                                             -------------
                                                                 6,597,101
                                                             -------------
MANAGED HEALTHCARE/HMO'S/PPO'S -- 0.8%
  CRA Managed Care, Inc.*....................      17,600          950,400
  FPA Medical Management, Inc.*..............      44,700        1,178,962
  Medcath, Inc.*.............................      52,200          887,400
  OccuSystems, Inc.*.........................      68,800        2,064,000
                                                             -------------
                                                                 5,080,762
                                                             -------------
MEDICAL SPECIALTIES -- 0.0%
  Impath, Inc.*..............................       5,200           63,700
                                                             -------------
MEDICAL SUPPLIES -- 3.2%
  Adac Laboratories..........................     113,500        2,284,187
  Capstone Pharmacy Services*................      48,400          598,950
  ESC Medical Systems LTD*...................      36,000        1,152,000
  Femrx, Inc.*...............................      18,600          153,450
  Invacare Corp..............................      49,900        1,397,200
  Iridex Corp.*..............................      15,100          124,575
  Keravision, Inc.*..........................      36,100          541,500
  Lunar Corp.*...............................       8,500          272,000
  Minimed, Inc.*.............................      18,600          467,325
  Orthologic Corp.*..........................      91,600          973,250
  Physio-Control International Corp.*........      78,400        1,979,600
  ResMed, Inc.*..............................      18,800          371,300
  Safeskin Corp.*............................      62,500        2,171,875
  Serologicals Corp.*........................      13,600          472,600
  Steris Corp.*..............................      36,200        1,226,275
  Target Therapeutics, Inc.*.................      96,900        4,142,475
  Urologix, Inc.*............................       8,000          123,000
  Vivus, Inc.*...............................      27,300        1,037,400
                                                             -------------
                                                                19,488,962
                                                             -------------
MEDICAL/HEALTH SERVICES -- 2.0%
  ABR Information Services, Inc.*............      39,125        2,817,000
  American Homepatient, Inc.*................      22,100          491,725

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

MEDICAL/HEALTH SERVICES (CONTINUED)
  Collaborative Clinical Research, Inc.*.....      32,000    $     432,000
  EmCare Holdings, Inc.*.....................      58,700        1,584,900
  Multicare Companies, Inc.*.................      63,900        1,389,825
  Pediatric Services of America, Inc.*.......      21,700          401,450
  Pediatrix Medical Group, Inc.*.............       6,800          340,850
  Prime Medical Services, Inc.*..............      35,000          463,750
  Renal Care Group, Inc.*....................      32,000        1,184,000
  Renal Treatment Centers, Inc.*.............      79,800        2,653,350
  Sterling Healthcare Group*.................      12,000          259,500
                                                             -------------
                                                                12,018,350
                                                             -------------
METALS -- 1.7%
  Gibraltar Steel Corp.......................      26,800          603,000
  Mueller Industries, Inc.*..................      76,500        3,107,812
  Olympic Steel, Inc.*.......................      73,000        1,961,875
  Oregon Metallurgical Corp.*................      70,000        2,275,000
  RMI Titanium Co.*..........................      86,000        2,171,500
  UNR Industries, Inc........................      46,600          308,725
                                                             -------------
                                                                10,427,912
                                                             -------------
MILITARY /DEFENSE TECHNOLOGY -- 0.9%
  Avondale Industries, Inc.*.................      32,600          607,175
  Rohr Industries, Inc.*.....................      88,900        1,744,663
  Stanford Telecommunications, Inc.*.........      46,500        2,325,000
  Tracor, Inc.*..............................      28,700          591,938
                                                             -------------
                                                                 5,268,776
                                                             -------------
MULTI-LINE INSURERS -- 0.3%
  Penncorp Financial Group, Inc..............      54,600        1,760,850
                                                             -------------
OIL/GAS PRODUCTION -- 1.8%
  Abacan Resource Corp.*.....................      50,000          343,750
  Barrett Resources Corp.*...................      19,900          701,475
  Belden & Blake Corp........................      17,000          395,250
  Brown (Tom), Inc.*.........................      50,600          955,075
  Cross Timbers Oil Co.......................      34,000          816,000
  Global Natural Resources, Inc.*............      57,800        1,004,275
  Houston Exploration Co.*...................      17,000          289,000
  KCS Energy, Inc............................      34,500        1,229,062
  Lomak Petroleum, Inc.......................      18,000          236,250
  Newfield Exploration Co.*..................      17,600          792,000
  Nuevo Energy Co.*..........................      18,500          751,562
  Petroleum Securities Australia LTD*........      34,000          790,500
  Plains Resources, Inc.*....................      17,500          242,813
  Swift Energy Co.*..........................      70,500        1,692,000
  Tesoro Petroleum Corp.*....................      17,000          218,875
  Vintage Petroleum, Inc.....................      17,900          525,813
                                                             -------------
                                                                10,983,700
                                                             -------------
OILFIELD SERVICES/EQUIPMENT -- 3.3%
  BJ Services Co.*...........................     104,400        3,784,500
  Camco International, Inc...................      56,700        2,119,162
  Energy Ventures, Inc.*.....................      31,700        1,283,850
  Global Industries, LTD*....................     107,000        1,698,625
  Oceaneering International, Inc.*...........      52,600          894,200
  Pool Energy Services Co.*..................      71,200          898,900
  Pride Petroleum Services, Inc.*............     129,400        1,827,775

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

OILFIELD SERVICES/EQUIPMENT (CONTINUED)
  Seacor Holdings, Inc.*.....................      63,400    $   3,217,550
  Tuboscope Vetco International, Corp.*......      82,100        1,282,813
  Varco International, Inc.*.................     123,700        2,180,213
  Veritas DGC, Inc.*.........................      35,000          630,000
                                                             -------------
                                                                19,817,588
                                                             -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICE -- 4.5%
  ATC Communications, Inc....................      18,000          315,000
  Caribiner International, Inc...............      28,900        1,221,025
  Claremont Technology Group, Inc.*..........      25,500          918,000
  Corestaff, Inc.*...........................      22,500          601,875
  G&K Services, Inc., Class A................      16,050          469,462
  ICTS International NV*.....................       8,700          106,575
  Learning Tree International*...............      12,100          447,700
  Mastec, Inc.*..............................      36,000        1,233,000
  Meta Group, Inc.*..........................      21,000          582,750
  National Education Corp.*..................     107,700        2,059,762
  National Techteam, Inc.*...................      34,000          922,250
  National Wireless Holdings, Inc.*..........      15,800          252,800
  Norrell Corp...............................      43,800        1,379,700
  Nova Corp.*................................      24,200          798,600
  Personnel Group of America, Inc.*..........      56,500        1,469,000
  PMT Services, Inc.*........................      90,350        1,829,588
  Pre Paid Legal Services, Inc.*.............      90,500        1,165,188
  Protection One, Inc.*......................      96,300        1,215,788
  Rental Service Corp.*......................      14,000          302,750
  Robert Half International, Inc.*...........      17,600          649,000
  Romac International, Inc.*.................      59,300        1,808,650
  Seattle Filmworks, Inc.*...................      26,500          583,000
  Techforce Corp.*...........................      18,600          137,175
  The Registry, Inc.*........................      10,000          380,000
  Vincam Group, Inc.*........................      22,500          860,625
  Wackenhut Corp. Series B...................      45,000          703,125
  Wackenhut Corrections Corp.*...............      63,000        1,401,750
  Western Staff Services, Inc.*..............      18,300          276,788
  Whittman-Hart, Inc.*.......................      57,400        2,712,150
  Youth Services International, Inc.*........      27,000          374,625
                                                             -------------
                                                                27,177,701
                                                             -------------
OTHER CONSUMER DURABLES -- 0.4%
  Sola International, Inc.*..................      68,900        2,566,525
                                                             -------------
OTHER CONSUMER NON-DURABLES -- 0.0%
  Blyth Industries, Inc.*....................      30,600        1,484,100
                                                             -------------
OTHER CONSUMER SERVICES -- 0.4%
  American Residential Services, Inc.*.......      11,500          219,937
  Amre, Inc.*................................      51,600          715,950
  Apollo Group, Inc. Class A*................      34,647          926,807
  ITT Educational Services*..................      11,800          413,000
                                                             -------------
                                                                 2,275,694
                                                             -------------
OTHER FINANCIAL SERVICES -- 0.9%
  Ocwen Financial Corp.*.....................      17,000          346,375
  RAC Financial Group, Inc.*.................      85,000        3,878,125
  Southern Pacific Funding Corp.*............      17,200          434,300

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

OTHER FINANCIAL SERVICES (CONTINUED)
  WFS Financial, Inc.*.......................      33,000    $     676,500
                                                             -------------
                                                                 5,335,300
                                                             -------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 1.6%
  Clintrials, Inc.*..........................      71,000        2,893,250
  Enterprise Systems, Inc.*..................      16,000          412,000
  Horizon Mental Health Management, Inc.*....      15,600          386,100
  Physician Computer Network, Inc.*..........     188,700        2,004,938
  Physician Support Systems, Inc.*...........      23,000          557,750
  RTW, Inc.*.................................      38,700        1,117,463
  Summit Medical Systems, Inc.*..............      31,000          434,000
  Veterinary Centers America, Inc.*..........      76,500        1,678,219
                                                             -------------
                                                                 9,483,720
                                                             -------------
OTHER PRODUCERS/MANUFACTURING -- 1.2%
  BE Aerospace, Inc.*........................      32,200          664,125
  BMC Industries, Inc........................      82,600        2,364,425
  Chicago Miniature Lamp, Inc.*..............      29,400          889,350
  Foamex International, Inc.*................     140,000        2,275,000
  Memtec LTD Sponsored ADR...................      17,000          476,000
  Rexel, Inc.*...............................      27,900          439,425
                                                             -------------
                                                                 7,108,325
                                                             -------------
OTHER RETAIL TRADE -- 0.0%
  Cost Plus*.................................      66,800        1,544,750
                                                             -------------
OTHER TECHNOLOGY -- 1.2%
  Compucom Systems, Inc.*....................      18,300          160,125
  Computer Products, Inc.*...................      89,400        1,955,625
  Henry (Jack) & Associates..................      24,100          765,175
  Renaissance Solutions, Inc.*...............      22,100          936,488
  Technology Solutions Company*..............      48,750        1,700,156
  Vanstar Corp.*.............................      63,000        1,527,750
                                                             -------------
                                                                 7,045,319
                                                             -------------
OTHER TRANSPORTATION -- 0.3%
  Coach USA, Inc.*...........................      23,000          615,250
  Trico Marine Services, Inc.*...............      38,200        1,165,100
                                                             -------------
                                                                 1,780,350
                                                             -------------
PAPER -- 0.2%
  American Pad & Paper Co.*..................      60,000        1,275,000
                                                             -------------
PRINTING/FORMS -- 0.0%
  Applied Graphics Technologies, Inc.*.......      18,600          276,675
                                                             -------------
PROPERTY-CASUALTY INSURERS -- 0.8%
  Capmac Holdings, Inc.......................      38,500        1,280,125
  HCC Insurance Holdings, Inc................      48,100        1,388,887
  La Salle Re Holdings LTD...................      49,300        1,158,550
  Vesta Insurance Group, Inc.................      34,350        1,318,181
                                                             -------------
                                                                 5,145,743
                                                             -------------
PUBLISHING -- 0.2%
  Golden Books Family Entertainment, Inc.*...      90,000        1,046,250
                                                             -------------
RAILROADS -- 0.2%
  Railtex, Inc.*.............................      40,000          952,500
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

REAL ESTATE BROKERS/SERVICES -- 0.8%
  Amresco, Inc.*.............................     144,700    $   3,310,012
  Insignia Financial Group, Inc. Class A*....      26,300          670,650
  NHP, Inc.*.................................      23,300          441,244
  Redwood Trust, Inc.........................      17,700          566,400
                                                             -------------
                                                                 4,988,306
                                                             -------------
RECREATIONAL PRODUCTS -- 0.4%
  Coachmen Industries, Inc...................      35,500          914,125
  Galoob Lewis T*............................      38,000        1,111,500
  Rockshox*..................................       9,000          135,000
  Tyco Toys, Inc.*...........................      34,300          197,225
                                                             -------------
                                                                 2,357,850
                                                             -------------
REGIONAL BANKS -- 0.1%
  Provident Bankshares Corp..................      19,700          696,888
                                                             -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
  FelCor Suite Hotels, Inc...................      19,100          615,975
  Storage USA, Inc...........................      24,000          798,000
                                                             -------------
                                                                 1,413,975
                                                             -------------
RENTAL/LEASING COMPANIES -- 0.2%
  Team Rental Group, Inc.*...................      22,400          425,600
  Leasing Solutions, Inc.*...................      34,000          977,500
  Winthrop Resources Corp....................         900           24,300
                                                             -------------
                                                                 1,427,400
                                                             -------------
RESTAURANTS -- 1.7%
  Apple South, Inc...........................      65,300          873,387
  CKE Restaurants, Inc.......................      76,000        2,337,000
  Foodmaker, Inc.*...........................     253,200        2,532,000
  Logan's Roadhouse, Inc.*...................      27,000          543,375
  Papa John's International, Inc.*...........      17,900          939,750
  Rainforest Cafe, Inc.*.....................      63,550        1,970,050
  Showbiz Pizza Time, Inc.*..................      71,300        1,292,313
  Taco Cabana Class A*.......................       3,700           21,275
                                                             -------------
                                                                10,509,150
                                                             -------------
RETAIL/FOOD DISTRIBUTION -- 0.5%
  Richfood Holdings, Inc.....................      87,700        3,266,825
                                                             -------------
SEMICONDUCTORS/ELECTRONIC COMPONENT -- 3.4%
  Actel Corp.*...............................     144,300        2,777,775
  Flextronics International, LTD*............      62,300        1,721,037
  Radisys Corp.*.............................      19,400          960,300
  Sawtek, Inc.*..............................      90,700        2,358,200
  SDL, Inc.*.................................     100,400        2,058,200
  S3, Inc.*..................................     246,700        4,872,325
  Trident Microsystems, Inc.*................      68,000        1,028,500
  Vitesse Semiconductor Corp.*...............     125,800        4,859,025
                                                             -------------
                                                                20,635,362
                                                             -------------
SOFTWARE -- 14.0%
  Amisys Managed Care Systems*...............      36,000          859,500
  Applix, Inc.*..............................      16,500          433,125
  Aspen Technology, Inc.*....................      42,400        2,872,600

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

SOFTWARE (CONTINUED)
  Avant Corp.*...............................      46,500    $   1,395,000
  BDM International, Inc.*...................      32,600        1,939,700
  CBT Group PLC Sponsored ADR*...............      80,400        3,778,800
  Ciber, Inc.*...............................      61,500        2,337,000
  Clarify, Inc.*.............................      33,500        2,077,000
  Cognos, Inc.*..............................     183,600        5,989,950
  Cooper & Chyan Technology, Inc.*...........      38,700          948,150
  Datastream Systems, Inc.*..................      57,600        1,742,400
  Dataworks Corp.*...........................      33,200          863,200
  Dendrite International, Inc.*..............      31,500          952,875
  Geoworks*..................................      21,700          564,200
  Harbinger Corp.*...........................      61,700        1,542,500
  HCIA, Inc.*................................      17,700        1,062,000
  HNC Software, Inc.*........................      99,000        3,960,000
  HPR, Inc.*.................................      17,500          280,000
  Ikos Systems, Inc.*........................      41,600          826,800
  Indus Group, Inc.*.........................      21,000          420,000
  Integrated Systems, Inc.*..................      78,200        2,580,600
  JDA Software Group, Inc.*..................      69,800        1,919,500
  Legato Systems, Inc.*......................      81,800        3,885,500
  Manugistics Group, Inc.*...................      12,800          515,200
  MDL Information Systems, Inc.*.............      30,700          970,888
  Mecon, Inc.*...............................      19,000          475,000
  National Instruments Corp.*................      61,000        1,616,500
  Onewave, Inc.*.............................       8,500          128,562
  Pegasystems, Inc.*.........................      17,500          455,000
  Perceptron, Inc.*..........................      32,700          825,675
  Platinum Software Corp.*...................       1,795           19,969
  Pure Atria Corp.*..........................     116,005        4,379,189
  Quick Response Services, Inc.*.............      14,800          551,300
  Rational Software Corp.*...................     155,200        5,296,200
  Sapient Corp.*.............................      12,200          542,900
  Saville Systems Ireland PLC*...............      63,700        2,245,425
  Scopus Technology, Inc.*...................      55,000        1,663,750
  Seibel Systems, Inc.*......................      43,500        1,810,688
  SPSS, Inc.*................................      18,000          499,500
  SQA, Inc.*.................................      23,600          637,200
  Sykes Enterprises, Inc.*...................      82,350        3,973,388
  Systemsoft Corp.*..........................     156,300        5,353,275
  Verilink Corp.*............................       5,900          144,550
  Veritas Software Co.*......................      34,000        2,405,500
  Viasoft, Inc.*.............................      69,800        2,931,600
  Viewlogic Systems, Inc.*...................      71,600          832,350
  Visio Corp.*...............................      27,500        1,251,250
  Wind River Systems, Inc.*..................      49,800        2,203,650
                                                             -------------
                                                                84,958,909
                                                             -------------
SPECIALTY CHAINS -- 2.9%
  Cross Continenet Auto Retailers, Inc.*.....      12,000          276,000
  Duty Free International, Inc...............      56,400          775,500
  Finish Line, Inc. Class A*.................      24,000        1,140,000
  Insight Enterprises, Inc.*.................      13,600          508,300
  Just for Feet, Inc.*.......................      58,100        2,912,262
  Men's Wearhouse, Inc.*.....................      25,300          632,500
  Microage, Inc.*............................     103,000        1,944,125
  Party City Corp.*..........................       8,000          150,000
  Petco Animal Supplies, Inc.*...............      40,650        1,107,712

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

SPECIALTY CHAINS (CONTINUED)
  Pier 1 Imports, Inc........................     116,200    $   1,873,725
  Rexall Sundown, Inc.*......................      51,600        1,883,400
  West Coast Entertainment Corp.*............      13,500          136,688
  West Marine, Inc.*.........................      22,800          752,400
  Williams-Sonoma, Inc.*.....................     135,300        3,839,138
                                                             -------------
                                                                17,931,750
                                                             -------------
TELECOMMUNICATIONS EQUIPMENT -- 4.2%
  ACT Networks, Inc.*........................      74,300        2,080,400
  AML Communications, Inc.*..................       1,100           17,875
  Aspect Telecommunications Corp.*...........     107,300        6,679,425
  Cable Design Technologies, Inc.*...........      50,000        2,000,000
  Coherent Communications Systems Corp.*.....      46,400          881,600
  Comverse Technology, Inc.*.................      43,200        1,679,400
  Davox Corp.*...............................      19,000          717,250
  Digital Systems International, Inc.*.......      36,000          643,500
  Inter-Tel, Inc.*...........................      35,200          712,800
  Lightbridge, Inc.*.........................       9,360          109,980
  Natural Microsystems Corp.*................      39,000        1,876,875
  Nice-Systems LTD*..........................      33,500          767,359
  Ortel Corp.*...............................      54,000        1,296,000
  P Com, Inc.*...............................      51,400        1,272,150
  Periphonics Corp.*.........................      22,000          858,000
  Remec, Inc.*...............................      17,100          241,538
  TCSI Corp.*................................      57,500          761,875
  Teledata Communications LTD.*..............       5,000           91,875
  Teltrend, Inc.*............................      34,200        1,453,500
  Westell Technologies, Inc.*................      28,600        1,265,550
                                                             -------------
                                                                25,406,952
                                                             -------------
TELEPHONE -- 2.4%
  ACC Corp.*.................................      52,900        2,499,525
  Clearnet Communications Class A*...........      18,000          294,750
  ICG Communications, Inc.*..................      70,000        1,470,000
  Intercel, Inc.*............................      83,500        1,753,500
  Intermedia Communications of Florida,
    Inc.*....................................      58,100        1,699,425
  Midcom Connumications, Inc.*...............      69,000          948,750
  Pacific Gateway Exchange, Inc.*............      38,200        1,126,900
  Pricellular Corp., Class A*................      40,375          580,391
  Tel-Save Holdings, Inc.*...................      72,000        2,070,000
  Winstar Communications*....................     123,800        2,058,175
                                                             -------------
                                                                14,501,416
                                                             -------------
TOBACCO PRODUCTS -- 0.3%
  Mafco Consolidated Group, Inc.*............      68,800        2,107,000
                                                             -------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

TRUCKING -- 0.6%
  Knight Transportation, Inc.*...............      17,000    $     371,875
  Landstar System, Inc.*.....................      76,500        2,046,375
  Swift Transportation Co.*..................      17,000          372,938
  USFreightways Corp.........................      51,000        1,045,500
                                                             -------------
                                                                 3,836,688
                                                             -------------
WHOLESALE DISTRIBUTION -- 1.4%
  Anicom, Inc.*..............................      10,700          189,925
  Central Garden & Pet Co.*..................      74,900        1,507,362
  Daisytek International Corp.*..............       3,800          164,350
  Fresh America Corp.*.......................         800           15,450
  Hughes Supply, Inc.*.......................       3,600          133,200
  Tech Data Corp.*...........................     238,300        6,642,613
                                                             -------------
                                                                 8,652,900
                                                             -------------
TOTAL COMMON STOCKS
  (COST $402,514,887).....................................     575,572,587
                                                             -------------

                                                PRINCIPAL
                                                 AMOUNT
---------------------------------------------------------

COMMERCIAL PAPER -- 5.6%
----------------------------------------------
  Associates Corp. -- 0.7%
    5.80%, 10/01/96..........................        4,068       4,068,000
  Merrill Lynch & Co.
    5.85%, 10/01/96..........................       29,614      29,614,000
                                                             -------------
TOTAL COMMERCIAL PAPER
  (COST $33,682,000)......................................      33,682,000
---------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
----------------------------------------------
  J. P. Morgan & Co., Inc. $1,667,000 at
    5.65%, (Agreement dated 09/30/96; to be
    repurchased at $1,667,262 on 10/01/96;
    collateralized by $1,665,000 FHMA Note,
    7.16% due 01/10/97)(VALUE $1,708,661)
    (COST $1,667,000)                            1,667,000       1,667,000
                                                             -------------
TOTAL INVESTMENTS -- 100.5%
  (COST $437,863,887).....................................     610,921,587
LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%)..............      (2,979,076)
                                                             -------------
NET ASSETS 100.0%.........................................   $ 607,942,511
                                                             -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CORE GROWTH FUND
ADVISORY PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                             Jack C. Marshall, Jr.
                       Partner, Chief Investment Officer
                        Institutional Equity Management
                              Andrew B. Gallagher
                               Portfolio Manager
                               Thomas J. Sullivan
                          Assistant Portfolio Manager

  GOAL: The Nicholas-Applegate Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies generally over $500 million in market capitalization.

  REVIEW AND OUTLOOK: The Core Growth Advisory Portfolio earned strong returns for the period April 1 through September 30, 1996. The Fund's holdings in the retail, technology, and energy sectors boosted performance relative to broad market measures. The Fund overcame the brief midsummer downturn of the stock market with solid third-quarter performance. Core Growth Advisory Portfolio shares gained 11.0% over the six-month period, compared with a 7.7% rise in the Standard & Poor's 500 Index.

  The Core Growth Fund emphasizes mid-sized and larger companies. We search among more than 1,000 U.S. traded stocks for the best possible growth potential for inclusion in the Fund. This search resulted in the Fund holding such stocks as Nike during the period. Shares of the athletic shoe and sportswear maker rose sharply along with earnings in the period. Nike management has been especially successful creating worldwide brand recognition. Safeway, the California-based supermarket giant, also soared in the period as it continued to deliver solid, stable, and timely earnings growth. Shares of Cadence Design Systems, a provider of server and enterprise hardware, climbed in light of the company's recent 50% increase in software licensing and new product introductions. Shares of Gap were sold during the period because of weaker "same store" sales and tough competition entering the marketplace next year. Aggressive pricing by a major competitor of United States Satellite could lead to slower growth for this company and in anticipation of this development, we recently sold these issues. We also sold shares of credit card provider Advanta Corp. The company has been experiencing fewer loan originations and writing off more bad debt than in the past.

  Our consistent investment philosophy applied to the mid-cap and large-cap segments of the stock market has continued to deliver rewards for shareholders. We continue to find solid companies that we believe are poised for growth and have the added benefit of commanding the financial resources that provide stability to larger companies. We remain confident the Core Growth Fund is well positioned to provide strong returns.

                            REPRESENTATIVE HOLDINGS

                                 Safeway, Inc.
                             ADC Telecommunications
                         Cascade Communications Company
                                   Nike, Inc.
                              Tommy Hilfiger Corp.
                           Dura Pharmaceuticals, Inc.
                            USA Waste Services, Inc.
                               BMC Software, Inc.
                        Diamond Offshore Drilling, Inc.
                             B.J. Services Company

--------------------------------------------------------------------------------

CORE GROWTH ADVISORY PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE CORE GROWTH ADVISORY PORTFOLIO WITH THE S&P 500 INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 09/30/96
 1 YEAR                            5 YEARS                           10 YEARS
 20.12%                             17.42%                            17.53%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            CORE GROWTH ADVISORY
                        Portfolio     S&P 500 Index
9/30/85                  $ 10,000          $ 10,000
12/31/85                   12,467            11,714
3/31/86                    15,518            13,365
6/30/86                    17,469            14,150
9/30/86                    15,510            13,163
12/31/86                   16,522            13,898
3/31/87                    20,279            16,860
6/30/87                    20,840            17,704
9/30/87                    22,701            18,869
12/31/87                   17,073            14,630
3/31/88                    17,490            15,465
6/30/88                    19,425            16,486
9/30/88                    18,997            16,543
12/31/88                   19,188            17,050
3/31/89                    20,204            18,266
6/30/89                    21,483            19,864
9/30/89                    25,268            21,985
12/31/89                   25,634            22,441
3/31/90                    25,944            21,782
6/30/90                    29,805            23,137
9/30/90                    24,438            19,976
12/31/90                   25,757            21,758
3/31/91                    32,441            24,916
6/30/91                    30,970            24,859
9/30/91                    34,935            26,189
12/31/91                   39,961            28,384
3/31/92                    38,882            27,667
6/30/92                    36,166            28,192
9/30/92                    37,927            29,083
12/31/92                   45,264            30,548
3/31/93                    48,144            31,883
6/30/93                    51,457            32,034
9/30/93                    55,475            32,860
12/31/93                   54,328            33,624
3/31/94                    50,472            32,347
6/30/94                    47,536            32,482
9/30/94                    49,730            34,071
12/31/94                   48,400            34,067
3/31/95                    51,935            37,389
6/30/95                    57,676            40,956
9/30/95                    64,938            44,212
12/31/95                   66,906            46,874
3/31/96                    70,306            49,338
6/30/96                    75,933            51,602
9/30/96                    78,005            53,197

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Core Growth Advisory Portfolio with the Standard & Poor's ("S&P") 500 Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
CORE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS -- 96.6%
---------------------------------------------------------

AIRLINES -- 0.7%
  Comair Holdings, Inc.......................       152,325   $   3,579,637
                                                              -------------
APPAREL -- 4.5%
  Gucci Group NV.............................       135,000       9,787,500
  Nike, Inc. Class B.........................        52,600       6,390,900
  Tommy Hilfiger Corp.*......................       110,000       6,517,500
                                                              -------------
                                                                 22,695,900
                                                              -------------
BIOTECHNOLOGY -- 0.8%
  Genetics Institute, Inc....................        59,200       4,114,400
                                                              -------------
BROADCASTING -- 2.7%
  Evergreen Media Corp.*.....................       135,000       4,218,750
  Infinity Broadcasting Corp. Class A*.......       119,025       3,749,287
  Tele-Communications, Inc. Class A Liberty
    Media Group*.............................       101,100       2,893,988
  Tele-Communications, Inc. Class A TCI
    Group*...................................       188,100       2,809,744
                                                              -------------
                                                                 13,671,769
                                                              -------------
BUILDING MATERIALS -- 1.2%
  Lowe's Companies, Inc......................       142,300       5,816,513
                                                              -------------
CLOTHING CHAINS -- 1.8%
  Fila Holdings SPA..........................        63,000       6,055,875
  Intimate Brands, Inc.......................       155,700       2,841,525
                                                              -------------
                                                                  8,897,400
                                                              -------------
COMPUTERS/OFFICE AUTOMATION -- 6.8%
  Ceridian Corp.*............................       156,300       7,815,000
  Cisco Systems, Inc.*.......................        73,500       4,561,594
  Compaq Computer Corp.*.....................        94,100       6,034,162
  Computer Sciences Corp.*...................        74,600       5,734,875
  Dell Computer Corp.*.......................        60,100       4,672,775
  Sun Microsystems, Inc.*....................        84,700       5,261,988
                                                              -------------
                                                                 34,080,394
                                                              -------------
COMPUTERS & OFFICE EQUIPMENT -- 1.4%
  Gateway 2000, Inc.*........................       135,000       6,463,125
                                                              -------------
DEPARTMENT/DISCOUNT STORES -- 2.2%
  Consolidated Stores Corp.*.................       144,500       5,780,000
  Kohls Corp.*...............................       145,000       5,220,000
                                                              -------------
                                                                 11,000,000
                                                              -------------
DRUGS/PHARMACEUTICALS -- 2.5%
  Cardinal Health, Inc.......................        78,500       6,486,062
  Dura Pharmaceuticals.......................       160,000       5,900,000
                                                              -------------
                                                                 12,386,062
                                                              -------------
ELECTRONIC DATA PROCESSING -- 0.8%
  First Data Corp............................        49,777       4,063,048
                                                              -------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.2%
  Fore Systems, Inc.*........................       146,500       6,061,437
                                                              -------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

ELECTRONICS/MUSIC CHAINS -- 1.4%
  Compusa, Inc.*.............................       130,000   $   7,020,000
                                                              -------------
FINANCE COMPANIES -- 1.2%
  Green Tree Financial Corp..................       156,200       6,130,850
                                                              -------------
FINANCIAL SERVICES -- 2.5%
  Associates First Capital Corp..............       160,000       6,560,000
  Household International, Inc...............        73,700       6,061,825
                                                              -------------
                                                                 12,621,825
                                                              -------------
FOOD CHAINS -- 1.6%
  Safeway, Inc.*.............................       192,800       8,218,100
                                                              -------------
GAMBLING -- 2.0%
  International Game Technology..............       350,000       7,175,000
  Mirage Resorts, Inc.*......................       108,000       2,767,500
                                                              -------------
                                                                  9,942,500
                                                              -------------
HOME FURNISHINGS -- 1.2%
  Mohawk Industries, Inc*....................       232,900       5,968,063
                                                              -------------
HOSPITALS -- 2.5%
  Healthsouth Corp.*.........................       169,000       6,485,375
  Tenet Healthcare Corp.*....................       261,400       5,816,150
                                                              -------------
                                                                 12,301,525
                                                              -------------
LODGING -- 0.5%
  Host Marriott Corp.*.......................       177,800       2,578,100
                                                              -------------
MEDICAL SUPPLIES -- 1.3%
  Boston Scientific Corp.*...................       111,500       6,411,250
                                                              -------------
OIL/GAS PRODUCTION -- 4.0%
  Burlington Resources, Inc..................       116,000       5,147,500
  Enron Oil & Gas Co.........................       120,000       2,985,000
  Triton Energy Corp.*.......................        76,800       3,436,800
  United Meridian Corp.*.....................       185,600       8,444,800
                                                              -------------
                                                                 20,014,100
                                                              -------------
OILFIELD SERVICES/EQUIPMENT -- 4.9%
  BJ Services Co.*...........................       145,000       5,256,250
  Diamond Offshore Drilling, Inc.*...........       100,000       5,500,000
  Ensco International, Inc.*.................       140,000       4,550,000
  Tidewater, Inc.............................        91,900       3,434,763
  Western Atlas, Inc.*.......................        89,300       5,558,925
                                                              -------------
                                                                 24,299,938
                                                              -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 7.4%
  Accustaff, Inc.*...........................       205,100       5,306,962
  Corestaff, Inc.*...........................       157,500       4,213,125
  Corrections Corp. of America*..............       213,200       6,662,500
  CUC International, Inc.*...................       151,162       6,027,585
  MFS Communications, Inc.*..................        89,500       3,904,438
  Republic Waste Industries*.................       175,000       5,075,000
  USA Waste Services, Inc.*..................       185,600       5,846,400
                                                              -------------
                                                                 37,036,010
                                                              -------------
OTHER FINANCIAL SERVICES -- 2.7%
  Equifax, Inc...............................       232,600       6,134,825

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

OTHER FINANCIAL SERVICES (CONTINUED)
  Sunamerica Inc.............................       205,100   $   7,075,950
                                                              -------------
                                                                 13,210,775
                                                              -------------
PIPELINES -- 1.1%
  Williams Companies, Inc....................       108,200       5,518,200
                                                              -------------
RECREATION PRODUCTS -- 1.2%
  Harley-Davidson, Inc.......................       140,000       6,020,000
                                                              -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 3.9%
  Intel Corp.................................        77,000       7,348,687
  S3, Inc.*..................................       322,000       6,359,500
  Vitesse Semiconductor*.....................       150,000       5,793,750
                                                              -------------
                                                                 19,501,937
                                                              -------------
SOFTWARE -- 11.1%
  Baan Co. NV*...............................        94,900       3,167,287
  BMC Software*..............................        70,000       5,565,000
  Cadence Design Systems, Inc.*..............       128,625       4,598,344
  Computer Associates International, Inc.....       105,000       6,273,750
  Microsoft Corp.*...........................        44,000       5,802,500
  Netscape Communications, Inc.*.............       124,000       5,750,500
  Parametric Technology Corp.*...............       117,000       5,776,875
  Rational Software Corp.*...................       220,000       7,507,500
  Sterling Commerce, Inc.*...................       160,000       4,720,000
  Synopsys, Inc.*............................       130,600       6,023,925
                                                              -------------
                                                                 55,185,681
                                                              -------------
SPECIALTY CHAINS -- 4.9%
  Borders Group, Inc.*.......................       182,600       6,801,850
  Home Depot, Inc............................       102,000       5,801,250
  Staples, Inc.*.............................       240,700       5,340,531
  Tech Data Corp.*...........................       230,000       6,411,250
                                                              -------------
                                                                 24,354,881
                                                              -------------
SPECIALTY INSURERS -- 1.2%
  MGIC Investment Corp.......................        87,100       5,868,363
                                                              -------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT -- 9.7%
  ADC Telecommunications*....................       110,000   $   7,040,000
  Andrew Corp.*..............................       110,000       5,486,250
  Aspect Telecommunications Corp.*...........        82,300       5,123,175
  Cascade Communications Corp*...............        78,200       6,373,300
  DSP Communications, Inc.*..................       152,300       8,509,762
  ICG Communications*........................       215,000       4,515,000
  Nokia Corp.................................       133,000       5,885,250
  Telebras-Sponsored ADR.....................        68,000       5,338,000
                                                              -------------
                                                                 48,270,737
                                                              -------------
TELEPHONE -- 3.7%
  LCI International, Inc.*...................       195,700       6,164,550
  Nextel Communications, Inc.*...............       170,000       3,145,000
  Teleport Comm.*............................       310,000       7,323,750
  WorldCom, Inc.*............................        90,200       1,928,025
                                                              -------------
                                                                 18,561,325
                                                              -------------
TOTAL COMMON STOCKS
  (Cost $372,559,894)......................................     481,863,845
                                                              -------------

                                                PRINCIPAL
                                                  AMOUNT          VALUE
---------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.0%
---------------------------------------------------------------------------
  Merrill Lynch & Co.
    5.85%, 10/01/96
    (Cost $19,644,000).......................  $ 19,644,000      19,644,000
                                                              -------------
TOTAL INVESTMENTS -- 100.6%
  (Cost $392,203,894)......................................   $ 501,507,845
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6%) .                (2,865,689)
                                                              -------------
NET ASSETS -- 100.0%.......................................   $ 498,642,156
                                                              -------------

---------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INCOME & GROWTH FUND
ADVISORY PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                                 John D. Wylie
                       Partner, Chief Investment Officer
                            Investor Services Group
                                Maren Lindstrom
                               Portfolio Manager
                                 Sandra K. Durn
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  REVIEW AND OUTLOOK: The Income & Growth Advisory Portfolio earned steady returns through the period on the strength of the Fund's individual holdings in the technology, insurance, and commercial and industrial services sectors. The Fund, which holds convertible bonds, preferred stocks, and other equity securities of U.S. companies, performed well compared with the First Boston Convertibles Index, an industry benchmark. Advisory Portfolio shares returned 8.7% for the period, April 1 through September 30, 1996; the benchmark rose 4.5% during the same period. The Portfolio's effective yield for the 30 day period ended September 30 was 2.06%.

  The Fund seeks to tap the growth potential of small and medium-sized companies through securities convertible into common stocks. By investing in these types of securities, we seek lower risk than that found in the individual companies' stocks and gain bond income as well. Convertible bonds are typically less sensitive to interest rate risk than conventional bonds.

  From April through September, the Portfolio shareholders were rewarded by the Fund's holdings in such companies as Staples, the operator of discount office supply stores, and 3Com, a computer products company. Staples shares rose sharply during the period as a result of its announced merger with Office Depot and this helped drive up the value of its convertible bonds. The convertible notes of 3Com rose along with the company's stock as earnings and earnings projections for the California-based technology company continued to grow. The company offers computer networking solutions for data interface networks and other products and services. 3Com has introduced 29 new products this year and has taken away market share from Intel, its largest competitor. Among the holdings we sold were Enron Corp., which showed a weak oil reserve replacement, and MFS Communications, Inc., which took profits on a merger with WorldCom.

  We remain optimistic about the outlook for investing in convertible securities and believe our unique approach of managing the Fund for the underlying equity values will continue to provide an excellent investment option for shareholders.

                            REPRESENTATIVE HOLDINGS

                              Service Corporation
                           United States Filter Corp.
                             Noble Affiliates, Inc.
                                 Staples, Inc.
                             Thermo Electron Corp.
                               California Energy
                                   3Com Corp.
                           United Waste Systems, Inc.
                         Penncorp Financial Group, Inc.
                                  Hexcel Corp.

--------------------------------------------------------------------------------

INCOME & GROWTH ADVISORY PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INCOME & GROWTH ADVISORY PORTFOLIO WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

                       ANNUALIZED TOTAL RETURNS
                            As of 09/30/96
 1 YEAR                        5 YEARS                       SINCE INCEPTION
 18.07%                         14.18%                            14.62%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INCOME AND GROWTH ADVISORY PORTFOLIO   FIRST BOSTON CONVERTIBLE INDEX
12/31/86                                 $ 10,000                        $ 10,000
3/31/87                                    11,299                          11,278
6/30/87                                    11,319                          11,550
9/30/87                                    11,937                          12,082
12/31/87                                    9,663                           9,978
3/31/88                                    10,240                          10,690
6/30/88                                    11,068                          11,219
9/30/88                                    11,032                          11,101
12/31/88                                   11,556                          11,316
3/31/89                                    12,926                          11,975
6/30/89                                    13,637                          12,537
9/30/89                                    14,449                          13,065
12/31/89                                   14,801                          12,873
3/31/90                                    15,490                          12,715
6/30/90                                    16,375                          13,019
9/30/90                                    14,484                          11,629
12/31/90                                   15,035                          11,986
3/31/91                                    17,287                          13,598
6/30/91                                    17,583                          13,747
9/30/91                                    19,482                          14,775
12/31/91                                   20,752                          15,476
3/31/92                                    20,881                          16,212
6/30/92                                    20,110                          16,615
9/30/92                                    20,890                          17,260
12/31/92                                   22,737                          18,197
3/31/93                                    23,655                          19,529
6/30/93                                    25,655                          20,053
9/30/93                                    27,935                          21,050
12/31/93                                   28,832                          21,572
3/31/94                                    28,143                          20,947
6/30/94                                    26,842                          20,378
9/30/94                                    27,405                          20,987
12/31/94                                   26,577                          20,554
3/31/95                                    27,500                          21,758
6/30/95                                    29,456                          23,743
9/30/95                                    32,032                          25,214
12/31/95                                   32,417                          25,429
3/31/96                                    34,783                          26,915
6/30/96                                    35,977                          27,489
9/30/96                                    37,820                          28,115

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Income & Growth Advisory Portfolio with a similar investment in the CS First Boston Convertible ("First Boston Convertible") Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS -- 14.2%
---------------------------------------------------------

ADVERTISING -- 2.4%
  Omnicom Group, Inc.........................        61,429     $  2,871,806
                                                                ------------
ELECTRICAL UTILITIES -- 0.6%
  AES Corp.*.................................        17,980          707,962
                                                                ------------
FINANCIAL SERVICES -- 0.2%
  First Chicago NBD Corp.....................        11,700          223,762
                                                                ------------
GAS UTILITIES -- 0.9%
  MCN Corp...................................        41,860        1,124,987
                                                                ------------
INVESTMENTS -- 1.7%
  Merrill 6.25% "IGL"-Strypes................        51,526        2,073,921
                                                                ------------
INSURANCE SERVICES -- 1.0%
  Penncorp Financial Group...................        20,805        1,178,083
                                                                ------------
MACHINERY/EQUIPMENT -- 0.5%
  Cooper Industry, Inc.......................        26,400          541,200
                                                                ------------
SOAPS/COSMETICS -- 0.1%
  AJL Peps Trust.............................         8,610          170,048
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 6.1%
  Cali Realty Corp...........................        39,920        1,082,830
  CenterPoint Properties Corp................        30,000          806,250
  Patriot American Hospitality, Inc..........        25,830          868,534
  Reckson Associates Realty Corp.............        49,530        1,838,801
  Spieker Properties, Inc....................        20,300          596,313
  Weeks Corp.................................        55,120        1,570,920
  Starwood Lodging Trust.....................        14,900          623,937
                                                                ------------
                                                                   7,387,585
                                                                ------------
TELECOMMUNICATIONS -- 0.0%
  MFS Communications Co., Inc................         1,232           53,746
                                                                ------------
TELEPHONE -- 0.7%
  ICG Communications*........................        31,766          667,086
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $14,240,312).......................................       17,000,186
                                                                ------------

----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 27.1%
----------------------------------------------------------------------------
BROADCASTING -- 3.7%
  American Radio Systems Corp., 7.0%*........        39,100     $  2,130,950
  SFX Broadcasting, Inc., Series D, 6.5%*....        40,080        2,304,600
                                                                ------------
                                                                   4,435,550
                                                                ------------
ELECTRICAL UTILITIES -- 3.0%
  California Energy Capital Trust*...........        27,380        1,635,955
  Devon Energy 144A Pfd*.....................        30,148        1,575,233
  Santa Fe Energy Res. Inc., $.732...........        31,100          388,750
                                                                ------------
                                                                   3,599,938
                                                                ------------
ELECTRONIC DATA PROCESSING -- 2.0%
  Ceridian Corp., 5.5%.......................        21,975        2,400,769
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

GAS UTILITIES -- 1.5%
  Noram Financing I, 6.25%...................        29,100     $  1,786,013
                                                                ------------
MACHINERY/EQUIPMENT -- 0.6%
  Greenfield Capital Trust, 6.0%*............        16,510          718,185
                                                                ------------
MEDICAL DEVICES -- 0.9%
  United States Surgical Corp., Series A,
    $2.20....................................        24,720        1,022,790
                                                                ------------
MULTI-LINE INSURERS -- 1.2%
  Allstate Corp., $2.30......................        29,900        1,390,350
                                                                ------------
OIL/GAS PRODUCTION -- 1.2%
  Occidental Petroleum Corp., $3.00..........        23,800        1,398,250
                                                                ------------
OTHER CONSUMER SERVICES -- 2.8%
  SCI Finance LLC, Series A, $3.125..........        34,690        3,555,725
                                                                ------------
REGIONAL BANKS -- 1.3%
  Sakura Finance Trust, 0.75%................            26        1,523,104
                                                                ------------
PIPELINES -- 1.4%
  Williams Cos., $3.50.......................        20,595        1,681,067
                                                                ------------
RESTAURANTS -- 1.5%
  Wendy's Financing CV Pfd...................        35,300        1,817,950
                                                                ------------
SPECIALTY INSURERS -- 1.8%
  American Bankers Insurance, Series B,
    6.25%....................................        36,290        2,141,110
                                                                ------------
TELECOMMUNICATIONS -- 2.2%
  LM Ericsson Telephone Co., 4.25%...........       767,670        2,638,866
                                                                ------------
TELEPHONE -- 0.8%
  Nortel Inversora S A.......................        24,910        1,005,741
                                                                ------------
WHOLESALE DISTRIBUTION -- 1.2%
  Alco Standard Corp. Series BB, $5.040......        16,540        1,505,140
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $28,502,445).......................................       32,620,548
                                                                ------------

                                                  Principal
                                                   Amount          Value
----------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 56.3%
----------------------------------------------------------------------------
BROADCASTING -- 0.4%
  Comcast Corp.
    3.375%, 09/09/05.........................     $  60,000     $     52,575
  Telemundo Group, Inc.
    7.000%, 02/15/06.........................       225,000          215,437
                                                                ------------
                                                                     268,012
                                                                ------------
BUILDING MATERIALS -- 2.1%
  Hexcel Corp.
    7.000%, 08/01/03.........................       840,000        1,187,550
  Home Depot, Inc.
    3.250%, 10/01/01.........................     1,310,000        1,334,563
                                                                ------------
                                                                   2,522,113
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

CLOTHING CHAINS -- 3.2%
  Charming Shoppes, Inc.
    7.500%, 07/15/06.........................     $1,365,000    $  1,470,787
  Nine West Group, Inc.*
    5.500%, 07/15/03.........................     1,220,000        1,314,550
  Saks Holdings, Inc.
    5.500%, 09/15/06.........................     1,040,000        1,101,100
                                                                ------------
                                                                   3,886,437
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 2.8%
  Conner Peripherals, Inc.
    6.500%, 03/01/02.........................     1,320,000        1,518,000
  Safeguard Scientifics*
    6.000%, 02/01/06.........................     1,375,000        1,832,188
                                                                ------------
                                                                   3,350,188
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 3.2%
  Proffitt's, Inc.*
    4.750%, 11/01/03.........................     1,758,000        1,826,123
  Price Co.
    0.055%, 02/28/12.........................     1,904,000        1,968,260
                                                                ------------
                                                                   3,794,383
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.1%
  Elan International Finance*
    0.000%, 10/16/12.........................     1,718,000        1,108,110
  Sandoz Capital BVI LTD*
    2.000%, 10/06/02.........................       900,000        2,660,325
  Sandoz Euro
    2.000%, 10/06/02.........................     1,470,000
                                                                ------------
                                                                   3,768,435
                                                                ------------
ELECTRIC UTILITIES -- 1.2%
  AES Corp.
    10.250%, 07/15/06........................     1,385,000        1,471,562
                                                                ------------
ELECTRONICS -- 2.2%
  Analog Devices
    3.500%, 12/01/00.........................     1,060,000        1,294,525
  Sanmina Corp.
    5.500%, 08/15/02.........................       920,000        1,404,150
                                                                ------------
                                                                   2,698,675
                                                                ------------
ELECTRONIC DATA PROCESSING -- 3.2%
  C-Cube Microsystems, Inc.
    5.875%, 11/01/05.........................       185,000          273,337
  First Financial Management Corp.
    5.000%, 12/15/99.........................       715,000        1,353,138
  Automatic Data Process*
    0.000%, 02/20/12.........................     3,985,000        2,281,412
                                                                ------------
                                                                   3,907,887
                                                                ------------
ELECTRONIC INSTRUMENTS -- 1.7%
  ADT Operations, Inc.*
    0.000%, 07/06/10.........................     3,093,000        1,848,067

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------

ELECTRONIC INSTRUMENTS (CONTINUED)
  Checkpoint Systems, Inc. Euro
    5.250%, 11/01/05.........................     $ 100,000     $    154,750
                                                                ------------
                                                                   2,002,817
                                                                ------------
ENVIRONMENTAL SERVICES -- 5.5%
  U.S. Filter Corp.*
    6.000%, 09/15/05.........................     1,538,000        2,970,263
  Sanifill, Inc.
    5.000%, 03/01/06.........................     1,918,000        2,416,680
  United Waste Systems, Inc.*
    4.500%, 06/01/01.........................     1,060,000        1,287,900
                                                                ------------
                                                                   6,674,843
                                                                ------------
FOOD CHAINS -- 2.6%
  Food Lion, Inc.
    5.000%, 06/01/03.........................       949,000        1,161,339
  Starbucks Corp.
    4.250%, 11/01/02.........................     1,280,000        1,926,400
                                                                ------------
                                                                   3,087,739
                                                                ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 1.0%
  Empresas ICA Sociedad
    5.000%, 03/15/04.........................     1,726,000        1,210,358
                                                                ------------
INSURANCE SERVICES -- 2.1%
  American Travellers Corp.
    6.500%, 10/01/05.........................     1,123,000        2,521,135
                                                                ------------
INVESTMENT COMPANIES -- 0.6%
  Morgan Stanley Group*
    0.000%, 09/30/00.........................       690,000          747,788
                                                                ------------
LODGING -- 2.5%
  Marriott International
    0.000%, 03/25/11.........................     3,125,000        1,707,031
  Hilton Hotels Corp.
    5.000%, 05/15/06.........................     1,210,000        1,300,750
                                                                ------------
                                                                   3,007,781
                                                                ------------
MACHINERY/EQUIPMENT -- 2.8%
  Thermo Electron Corp.
    4.250%, 01/01/03.........................     1,675,000        2,049,781
  Thermo Electron Corp. Euro*
    4.250%, 01/01/03.........................     1,110,000        1,340,325
                                                                ------------
                                                                   3,390,106
                                                                ------------
MEDICAL/NURSING/HEALTH SERVICES -- 2.1%
  Phycor, Inc.
    4.500%, 02/15/03.........................       710,000          803,188
  Renal Treatment Centers, Inc.*
    5.625%, 07/15/06.........................     1,480,000        1,716,800
                                                                ------------
                                                                   2,519,988
                                                                ------------
OIL/GAS PRODUCTION -- 6.1%
  Baker Hughes, Inc.*
    0.000%, 05/05/08.........................     2,520,000        1,764,000
  Cliffs Drilling Co.
    10.250%, 05/15/03........................       400,000          417,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

OIL/GAS PRODUCTION (CONTINUED)
  Noble Affiliates, Inc.
    0.0425, 11/01/03.........................     $2,120,000    $  2,427,400
  Pride Petroleum Services, Inc.
    0.0625, 02/15/06.........................     1,208,000        1,603,620
  Nabors Industries, Inc.
    5.000%, 05/15/06.........................     1,160,000        1,173,050
                                                                ------------
                                                                   7,385,070
                                                                ------------
OTHER PRODUCTION/MANUFACTURING -- 0.9%
  ALFA S.A. DE C.V.*
    8.000%, 09/15/00.........................     1,000,000        1,068,750
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 1.8%
  3Com Corp.
    10.250%, 11/01/01........................       665,000        1,267,656
  S3 Inc.
    5.750%, 10/01/03.........................       680,000          842,350
                                                                ------------
                                                                   2,110,006
                                                                ------------
SPECIALTY CHAINS -- 2.0%
  Staples, Inc.*
    4.50%, 10/01/00..........................     2,099,000        2,453,206
                                                                ------------
TECHNOLOGY -- 1.0%
  Intermedia Communications, Inc.*
    0.000%, 05/15/06.........................       175,000          109,812
  National Education Corporation
    6.500%, 05/15/11.........................       955,000          897,700
  Sygnet Wireless, Inc.
    11.500%, 10/01/06........................       150,000          154,875
                                                                ------------
                                                                   1,162,387
                                                                ------------

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------

TELECOMMUNICATIONS -- 0.9%
  Midcom Communications, Inc.*
    8.25% 08/15/03...........................     $ 785,000     $    887,050
  Pricecellular Wire*
    14.000%, 11/15/01........................       250,000          225,000
                                                                ------------
                                                                   1,112,050
                                                                ------------
WHOLESALE DISTRIBUTORS -- 1.2%
  Danka Business Systems PLC
    6.750%, 04/01/02.........................     1,000,000        1,443,750
                                                                ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $58,657,859).......................................       67,565,466
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.6%
----------------------------------------------------------------------------
  Merrill Lynch & Co.
    5.85% 10/01/96
    (Cost $3,153,000)........................     $3,153,000    $  3,153,000
                                                                ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $104,553,616)......................................     $120,339,200
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)............
                                                                     (70,689)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $120,268,511
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

BALANCED GROWTH FUND
ADVISORY PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM
                                    EQUITIES

                           Lawrence S. Speidell, CFA
                     Partner, Director of Global/Systematic
                       Portfolio Management and Research
                                  John J. Kane
                            Senior Portfolio Manager
                                U.S. Systematic
                              Craig R. Occhialini
                               Portfolio Manager
                                U.S. Systematic
                               Mark W. Stuckelman
                               Portfolio Manager
                                U.S. Systematic
                                 Chris McCaman
                          Assistant Portfolio Manager
                                  Stephen Ross
                          Assistant Portfolio Manager

                                     BONDS

                                 John D. Wylie
                       Partner, Chief Investment Officer
                            Investor Services Group
                               Fred S. Robertson
                       Partner, Chief Investment Officer
                            Fixed Income Management
                            Douglas G. Forsyth, CFA
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Balanced Growth Fund seeks to provide capital appreciation and current income by investing approximately 60% of total assets in equity and convertible securities primarily of U.S. companies and 40% of total assets in debt securities, money market instruments, and other short-term investments.

  REVIEW AND OUTLOOK: The Balanced Growth Advisory Portfolio delivered strong gains during the six months from April 1 to September 30, 1996. While the Fund was affected by the broad market downturn in July, its small- and mid-cap stock holdings rebounded in August and September, contributing to superior returns for the period.

  Qualified Advisory Portfolio shares rose 9.9% during the 6 month period, compared with a 5.5% return for a balanced index comprising 60% of the Standard & Poor's 500 Index and 40% of the Lehman Government/Corporate Index.

  Stock picks in the technology sector contributed to the Fund's turnaround from the summer setback. Stock selection in the retail, health care, financial, and commercial-industrial services sectors also added to the Fund's gains over the benchmark.

  The stock portion of the Fund at the end of September was invested 32% in technology, 9% in health care, 12% in retail, 12% in financial services, and 7% in consumer services.

  Among the Fund's best performers was Ascend Communications, a maker of high-speed digital network access products. Its price soared above its competitors because of a 30% increase in international sales. Another top performer was Ross Stores, the third largest off-price retailer in the country. Ross operates 300 outlets offering first quality, discounted merchandise for the entire family. Its earnings jumped 60% this year due to favorable industry dynamics and an expanded and experienced merchandise buying organization. We sold shares of CQ Microsystems after the company reported disappointing earnings due to encroaching competition from IBM. America Online was having difficulty

--------------------------------------------------------------------------------

BALANCED GROWTH FUND
ADVISORY PORTFOLIO -- CONTINUED
--------------------------------------------------------------------------------

retaining subscribers, causing estimates of future earnings to fall. As a result, we sold this issue at the end of the period.

  Reports of higher employment and a stronger economy, especially during April and May, sent yields higher and bond prices lower early in the period. But with the Federal Reserve's decision not to raise interest rates this fall, bond prices firmed. This resulted in a sluggish period for the fixed income portion of the Fund.

  In actively managing the fixed income side of the Fund, we changed the structure of the Fund to take advantage of major activity in the market. We reduced the duration (a measure of the Fund's tendency to fluctuate in value) during the period, bringing it closer in line to that of the benchmark and reflecting a more conservative stance.

  Economically, it appears we are in a slow-growth environment. In line with our style of growth investing, we actively seek companies that are using economic change to their benefit. We are optimistic that over the long term our disciplined approach to selecting high-quality U.S. government bonds and dynamic growth stocks will continue to deliver investment benefits for our shareholders.

                            REPRESENTATIVE HOLDINGS

                          Ascend Communications, Inc.
                            McAfee Associates, Inc.
                               Ross Stores, Inc.
                         Jones Medical Industries, Inc.
                           Green Tree Financial Corp.
                        Robert Half International, Inc.
                 United States Treasury Note, 7.500%, 11/15/01
                 United States Treasury Note, 7.500%, 05/15/02 United States Treasury Note, 6.250%, 08/31/00
                      TJX Companies Note, 6.625%, 06/15/00

--------------------------------------------------------------------------------

BALANCED GROWTH ADVISORY PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE BALANCED GROWTH ADVISORY PORTFOLIO WITH A MODEL INDEX CONSISTING OF 60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 12.23%                         As of 09/30/96                        12.26%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            BALANCED GROWTH ADVISORY
                            Portfolio    Balanced 60/40 Index
8/31/95                      $ 10,000                $ 10,000
9/30/95                        10,101                  10,294
12/31/95                        9,959                  10,859
3/31/96                        10,310                  11,102
6/30/96                        10,922                  11,421
9/30/96                        11,336                  11,717

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Balanced Growth Advisory Portfolio with a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS
---------------------------------------------------------

AIRLINES -- 1.0%
  AMR Corp.*.................................         1,700     $    135,363
  Continental Airlines Holding, Inc. - Class
    B*.......................................         6,200          138,725
                                                                ------------
                                                                     274,088
                                                                ------------
APPAREL -- 0.6%
  Stein Mart, Inc.*..........................         7,200          159,300
                                                                ------------
AUTOMOBILES -- 0.5%
  Chrysler Corp..............................         4,900          140,263
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 0.3%
  Gentex Corp.*..............................         3,700           84,175
                                                                ------------
BIOTECHNOLOGY -- 0.8%
  Quintiles Transnational Corp.*.............         2,800          205,100
  Mentor Corp................................           900           24,750
                                                                ------------
                                                                     229,850
                                                                ------------
BUILDING MATERIALS -- 0.4%
  Texas Industries, Inc......................         1,900          113,763
                                                                ------------
BUILDING MATERIAL CHAINS -- 0.7%
  Eagle Hardware & Garden, Inc.*.............         7,000          189,000
                                                                ------------
CATALOG/OUTLET STORES -- 0.6%
  Lands' End, Inc............................         7,300          156,950
                                                                ------------
CHEMICALS -- 0.6%
  Cytec Industries, Inc.*....................         4,400          171,050
                                                                ------------
CLOTHING CHAINS -- 2.2%
  Claire's Stores, Inc.......................         8,550          182,756
  Ross Stores, Inc...........................         7,200          259,200
  TJX Companies..............................         4,600          165,025
                                                                ------------
                                                                     606,981
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 1.9%
  Cisco Systems, Inc.*.......................         3,200          198,600
  Iomega Corp.*..............................         6,600          160,050
  Storage Technology Corp.*..................         3,900          147,713
                                                                ------------
                                                                     506,363
                                                                ------------
CONTRACT DRILLING -- 2.9%
  Global Marine, Inc.*.......................        11,100          174,825
  Reading & Bates Corp.*.....................        13,600          368,900
  Transocean Offshore, Inc...................         3,900          238,875
                                                                ------------
                                                                     782,600
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.6%
  Woolworth Corp.*...........................         7,400          152,625
                                                                ------------
DRUGS/PHARMACEUTICALS -- 1.6%
  Dura Pharmaceuticals, Inc.*................         5,600          206,500
  Jones Medical Industries, Inc..............         4,650          225,525
                                                                ------------
                                                                     432,025
                                                                ------------
ELECTRONICS/MUSIC CHAINS -- 1.0%
  CompUSA, Inc.*.............................         4,800          259,200
                                                                ------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 0.8%
  Dynatech Corp.*............................         4,800     $    219,600
                                                                ------------
ENTERTAINMENT -- 0.4%
  Regal Cinemas, Inc.*.......................         4,050          101,250
                                                                ------------
FINANCIAL COMPANIES -- 3.4%
  Aames Financial Corp.......................         2,800          141,050
  First USA, Inc.............................         1,600           88,600
  Green Tree Financial Corp..................         4,700          184,475
  Imperial Credit Industries, Inc.*..........         5,600          205,100
  MBNA Corp..................................         3,200          111,200
  The Money Store, Inc.......................         1,900           50,350
  Student Loan Marketing Association.........         1,800          134,325
                                                                ------------
                                                                     915,100
                                                                ------------
GAMBLING -- 1.2%
  Anchor Gaming*.............................         2,600          161,850
  Hilton Hotels Corp.........................         6,000          170,250
                                                                ------------
                                                                     332,100
                                                                ------------
HOME FURNISHINGS -- 0.6%
  Bed Bath & Beyond, Inc.*...................         6,000          164,250
                                                                ------------
HOSPITALS -- 0.3%
  Health Management Associates, Inc. - Class
    A*.......................................         3,400           84,575
                                                                ------------
INVESTMENT COMPANIES -- 1.4%
  Bear Stearns Co............................         4,305          100,091
  Morgan Stanley Group, Inc..................         2,800          139,300
  Salomon, Inc...............................         2,800          127,750
                                                                ------------
                                                                     367,141
                                                                ------------
LIFE INSURERS -- 0.8%
  Conseco, Inc...............................         4,400          216,700
                                                                ------------
LODGING -- 1.5%
  Doubletree Corp.*..........................         4,200          167,475
  HFS, Inc.*.................................         3,400          227,375
                                                                ------------
                                                                     394,850
                                                                ------------
MACHINERY/EQUIPMENT -- 0.5%
  JLG Industries, Inc........................         7,200          135,000
                                                                ------------
MANAGED HEALTHCARE -- 0.8%
  Oxford Health Plans, Inc.*.................         4,600          228,850
                                                                ------------
MEDICAL SUPPLIES -- 0.6%
  Guidant Corp...............................         2,900          160,225
                                                                ------------
METALS -- 0.1%
  Harsco Corp................................           600           37,800
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 1.1%
  Camco International, Inc...................         4,700          175,663
  Tidewater, Inc.............................         3,600          134,550
                                                                ------------
                                                                     310,213
                                                                ------------
OIL/GAS PRODUCTION -- 1.1%
  Chesapeake Energy Corp.*...................         4,950          309,994
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 2.0%
  Corrections Corp. of America*..............         6,800          212,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

OTHER COMMERCIAL/INDUSTRIAL SERVICES (CONTINUED)
  National Education Corp.*..................         5,700     $    109,013
  PMT Services, Inc.*........................         6,200          125,550
  Robert Half International, Inc.*...........         2,300           84,813
                                                                ------------
                                                                     531,875
                                                                ------------
OTHER CONSUMER PRODUCTS -- 0.6%
  Blyth Industries, Inc.*....................         3,500          169,750
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.7%
  Sunamerica, Inc............................         5,800          200,100
                                                                ------------
OTHER HEALTH SERVICES -- 0.9%
  HBO & Company..............................         3,600          240,300
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 0.6%
  BMC Industries, Inc........................         5,800          166,025
                                                                ------------
OTHER RETAIL TRADE -- 0.6%
  CDW Computer Centers, Inc.*................         2,500          170,625
                                                                ------------
PAPER -- 0.6%
  Fort Howard Corp.*.........................         6,400          156,000
                                                                ------------
PIPELINES -- 0.2%
  Williams Companies, Inc....................         1,200           61,200
                                                                ------------
PUBLISHING -- 1.2%
  Gartner Group, Inc.*.......................         3,500          119,000
  Harte-Hanks Communications.................         5,800          161,675
  Meredith Corp..............................           800           39,500
                                                                ------------
                                                                     320,175
                                                                ------------
RECREATIONAL PRODUCTS -- 0.6%
  Fleetwood Enterprises......................         5,100          156,825
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.5%
  Charter One Financial, Inc.................         4,830          193,200
  Greenpoint Financial Corp..................         4,600          175,375
  TCF Financial Corp.........................           900           33,863
                                                                ------------
                                                                     402,438
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 2.5%
  Atmel Corp.*...............................         8,900          274,788
  Vitesse Semiconductor Corp.*...............         5,100          196,987
  Western Digital Corp.*.....................         5,500          220,687
                                                                ------------
                                                                     692,462
                                                                ------------
SOFTWARE -- 7.9%
  Aspen Technology Inc.*.....................         2,400          162,600
  BMC Software, Inc.*........................         2,700          214,650
  Cadence Design System, Inc.*...............         5,100          182,325
  Computer Associates International, Inc.....         2,850          170,288
  Compuware Corp.*...........................         4,300          196,725
  Integrated Systems, Inc.*..................         5,800          191,400
  McAfee Associations, Inc.*.................         4,200          289,800
  Oracle Corp.*..............................         4,000          170,250
  Parametric Technology Co.*.................         3,600          177,750
  Peoplesoft, Inc.*..........................         2,700          224,774
  Rational Software Corp.*...................         5,000          170,624
                                                                ------------
                                                                   2,151,186
                                                                ------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

SPECIALTY CHAINS -- 1.2%
  Gap, Inc. Del..............................         5,100     $    147,262
  Rexall Sundown, Inc.*......................         4,900          178,850
                                                                ------------
                                                                     326,112
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.7%
  Ascend Communications, Inc.*...............         5,200          343,850
  Aspect Telecommunications, Inc.*...........         3,700          230,325
  Cascade Communications, Inc.*..............         3,400          277,100
  Pairgain Technologies, Inc.*...............         5,400          421,875
  TCSI Corp.*................................         3,500           46,375
  U.S. Robotics Corp.*.......................         3,400          219,725
                                                                ------------
                                                                   1,539,250
                                                                ------------
TELEPHONE -- 0.6%
  LCI International, Inc.*                .           5,100          160,650
                                                                ------------
TEXTILES -- 0.6%
  Carlisle Cos, Inc..........................         3,000          166,500
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $11,953,375).......................................       15,847,354
                                                                ------------

                                                  Principal
                                                   Amount
----------------------------------------------------------------------------
CORPORATE BONDS -- 17.6%
----------------------------------------------------------------------------
AEROSPACE -- 0.9%
  Lockheed Martin Corp.
    7.75%, 05/01/26..........................     $ 250,000          248,750
                                                                ------------
BROADCASTING -- 1.0%
  Sinclair Broadcasting Group
    10.00%, 09/30/96.........................       200,000          203,000
  Telemundo Group, Inc.
    7.00%, 02/15/06..........................        75,000           71,813
                                                                ------------
                                                                     274,813
                                                                ------------
CLOTHING CHAINS -- 3.6%
  TJX Companies, Inc.
    6.625%, 06/15/00.........................     1,000,000          986,250
                                                                ------------
FINANCE COMPANIES -- 2.5%
  Contifinancial Corp.
    8.3755%, 08/15/03........................       500,000          497,500
  Ocwen Financial Corp.
    11.875%, 10/01/03........................       175,000          183,750
                                                                ------------
                                                                     681,250
                                                                ------------
GAMBLING -- 2.3%
  Bally's Grand, Inc.
    10.375%, 12/15/03........................       150,000          165,000
  Casino Magic - Louisiana
    13.00%, 08/15/03.........................       200,000          204,250
  Majestic Star Casino
    12.75%, 05/15/03.........................       250,000          275,000
                                                                ------------
                                                                     644,250
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                 PRINCIPAL
                                                  AMOUNT     VALUE

---------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

LIFE INSURERS -- 1.9%
  Penncorp Financial Group
    9.25%, 12/15/03..........................     $ 500,000     $    509,375
                                                                ------------
OIL/GAS PRODUCTION -- 0.3%
  KCS Energy, Inc.
    11.00%, 01/15/03.........................        75,000           81,750
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 0.8%
  Cliffs Drilling
    10.25%, 05/15/03.........................       200,000          208,500
                                                                ------------
OTHER COMMUNICATION/INDUSTRIAL SERVICES -- 0.4%
  Iron Mountain, Inc.
    10.125%, 10/01/06........................       100,000          102,500
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 0.6%
  J.B. Poindexter & Co.
    12.50%, 05/15/04.........................       175,000          168,438
                                                                ------------
SOAPS/COSMETICS -- 0.6%
  Revlon Consumer Products Corp.
    10.50%, 02/15/03.........................       150,000          156,750
                                                                ------------
SPECIALTY CHAINS -- 0.3%
  CompUSA, Inc.
    9.50%, 06/15/00..........................        75,000           77,250
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
  Net Sat Servicos Ltd. A
    12.75%, 08/05/04.........................       225,000          240,187
                                                                ------------
TELEPHONE -- 1.5%
  Intermedia Communications of Florida
    0.00%, 05/15/06..........................       100,000           62,750
  PriceCellular Wire
    14.00%, 11/15/01.........................       200,000          180,000
  Teleport Communications
    9.875%, 07/01/06.........................        25,000           25,812
  Winstar Communications
    0.00%, 10/15/05..........................       225,000          128,250
                                                                ------------
                                                                     396,812
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $4,663,779)........................................        4,776,874
                                                                ------------

                                                 PRINCIPAL
                                                  AMOUNT     VALUE

---------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 19.6%
----------------------------------------------------------------------------
U.S.TREASURY BONDS -- 3.5%
    8.125%, 08/15/21.........................     $ 830,000     $    931,741
U.S.TREASURY NOTES -- 16.1%
    7.875%, 04/15/98.........................       180,000          184,883
    6.250%, 08/31/00.........................     1,000,000          994,800
    7.500%, 11/15/01.........................     1,040,000        1,085,500
    7.500%, 05/15/02.........................     1,000,000        1,047,310
    7.000%, 07/15/06.........................       750,000          765,855
    6.000%, 02/15/26.........................       350,000          307,766
                                                                ------------
                                                                   4,386,114
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $5,480,253)........................................     $  5,317,855
                                                                ------------

----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 2.7%
----------------------------------------------------------------------------
  Tennessee Valley Authority Notes
    6.375%, 06/15/05 (Cost $760,580).........       750,000          720,000
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.6%
----------------------------------------------------------------------------
  Merrill Lynch & Co.
    5.85%, 10/01/96
    (Cost $430,000)..........................       430,000          430,000
                                                                ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $23,287,987).......................................       27,092,084

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..............           67,599
                                                                ------------

NET ASSETS -- 100.0%.......................................     $ 27,159,683
                                                                ------------

---------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND
ADVISORY PORTFOLIO
-------------------------------------------------------------------

                                 MANGEMENT TEAM

                                 John D. Wylie
                       Partner, Chief Investment Officer
                            Investor Services Group
                               Fred S. Robertson
                       Partner, Chief Investment Officer
                            Fixed Income Management
                               Douglas G. Forsyth
                             CFA, Portfolio Manager

  GOAL: The Nicholas-Applegate Government Income Fund seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. government and its agencies and instrumentalities.*

  REVIEW AND OUTLOOK: The Government Income Fund declined slightly from April through September 1996, because of rising interest rates and falling bond prices. Reports of a stronger economy, rapid money growth and uncertainty over the course of U.S. monetary policy all contributed to a temporary sluggishness in the bond markets.

  However, the bond market in general and the Fund in particular delivered stronger results in the third quarter. By mid-August, more favorable economic data including benign inflation reports sparked a rally. As a result, bonds surged at quarter's end, allowing the Fund and the industry benchmark, the Lehman Brothers Government Bond Index, to participate in a solid gain.

  One of the Fund's corporate bond holdings, Cigna Corp., though a small percentage of the overall Fund at 5.1% of assets, fared very well in 1996, posting a return of 11.4%.

  At the end of the period, 35.7% of the Fund's holdings had maturities under three years, 27.0% had maturities of three to five years, 18.7% had maturities of five to ten years, and 18.7% had maturities over ten years. The Fund's average maturity was 8.8 years; the yield to maturity was 6.5%; bond duration was 5.0 years; and the average quality of securities was AAA.

  Looking forward, we believe economic and market conditions offer the potential of stability and moderate growth, which would be beneficial for shareholders.

------------
* The government guarantee of the Fund's portfolio securities does not guarantee the value of the Fund's shares, which will fluctuate.

--------------------------------------------------------------------------------

GOVERNMENT INCOME ADVISORY PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE GOVERNMENT INCOME ADVISORY PORTFOLIO WITH THE LEHMAN BROTHERS GOVERNMENT BOND INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
  1.60%                         As of 09/30/96                         2.22%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GOVERNMENT INCOME      LEHMAN BROTHERS
                        Advisory      Government Bond
                       Portfolio                Index
8/31/95                    10000                10000
9/30/95                    10079                10096
12/31/95                   10558                10557
3/31/96                    10232                10317
6/30/96                    10127                10366
9/30/96                    10241                10541

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Government Income Advisory Portfolio with the Lehman Brothers Government Bond Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Lehman Brothers Government Bond Index is an unmanaged index composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. government.

The Index reflects the reinvestment of interest income and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
GOVERNMENT INCOME FUND

                                                 PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------
U. S. TREASURY OBLIGATIONS -- 73.7%
---------------------------------------------------------

U. S. TREASURY NOTES
  7.875%, 04/15/98...................     $1,835,000     $ 1,884,784
  6.250%, 08/31/00...................      1,100,000       1,094,280
  7.500%, 11/15/01...................        350,000         365,312
  7.000%, 07/15/06...................        750,000         765,855
  6.000%, 02/15/26...................        775,000         681,481
                                                         -----------
TOTAL U. S. TREASURY OBLIGATIONS
  (Cost $4,832,243).................................       4,791,712
                                                         -----------

                                                 PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

CORPORATE BONDS -- 20.4%
--------------------------------------------------------------------
CIGNA CORPORATION -- 5.1%
  7.650% , 03/01/23..................     $  350,000     $   332,937
LOCKHEED MARTIN -- 15.3%
  7.750% , 05/01/26..................      1,000,000         995,000
                                                         -----------
TOTAL CORPORATE BONDS
  (Cost $1,304,309).................................       1,327,937
                                                         -----------
--------------------------------------------------------------------
AGENCY OBLIGATIONS -- 3.7%
--------------------------------------------------------------------
TENNESSEE VALLEY AUTHORITY
  6.375%, 06/15/05
  (Cost $258,725)....................        250,000         240,000
                                                         -----------
TOTAL INVESTMENTS -- 97.8%
  (Cost $6,395,277)..................                    $ 6,359,649
OTHER ASSETS LESS LIABILITIES -- 2.2%...............         140,268
                                                         -----------
NET ASSETS -- 100.0%................................     $ 6,499,917
                                                         -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND
ADVISORY PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                            Lawrence S. Speidell CFA
                Partner, Director of Global/Systematic Portfolio
                            Management and Research

                               Catherine Somhegyi
                           Partner, Chief Investment
                       Officer, Global Equity Management

                                Pedro V. Marcal
                               Portfolio Manager
                               Emerging Countries

                              Ernesto Ramos, Ph.D.
                    Senior Portfolio Manager, International

                                  Eswar Menon
                             International Analyst

                                Aaron M. Harris
                             International Analyst

  GOAL: The Nicholas-Applegate Emerging Countries Fund seeks to provide long-term capital appreciation through investment in companies in developing countries around the world.

  REVIEW AND OUTLOOK: The Emerging Countries Fund continued to post exceptionally strong performance during the six-month period from April through September 1996. Advisory shares returned 12.6% in the period, six times the 2.0% return of the IFC Investable Index, the World Bank's benchmark measure of emerging countries' performance.

  At the end of the third quarter, the Fund held about one-third of its assets in the stocks of companies headquartered in Brazil, Mexico, Thailand, and Hong Kong. Approximately one-quarter of the Fund's holdings were in the producers and manufacturing sector and another quarter in the consumer non-durables and financial services sectors.

  We believe the outlook for long-term growth from emerging market companies remains excellent, with many firms poised to take advantage of opportunities created by changes in their economic and political environments. We've seen new building and manufacturing capabilities in Venezuela and Mexico, expansion of the high-technology sector in Israel, and increasing consumption in China and Brazil. One of the Fund's representative holdings, Tubos de Acero de Mexico, a manufacturer of seamless drill pipe, is one of the most profitable steel companies in the world. Its international competitiveness has gained momentum as a result of the peso devaluation. Its cash earnings per share increased 198% the first half of this year compared with 1995, because of increased volume and lower borrowing costs. Israel-based Nice Systems Ltd. is another technology holding whose earnings almost doubled for the period. Nice develops, manufactures, markets and services digital recording and retrieval systems. We sold shares of San Luis Corp., a Mexican auto parts exporter, and Thai Stanley Electric, a manufacturer of lighting parts for motorcycles and automobiles. The strengthening peso created a weaker earnings outlook for San Luis and the slowdown in the Thai economy affected the demand for autos and their components, which hurt Thai Stanley's lighting business.

  Although we expect fluctuations along the way, as is typical because of possible currency fluctuations and economic and political uncertainties in emerging markets, such as those experienced this summer, we believe a disciplined investment plan and a long-term objective will continue to serve investors seeking GROWTH OVER TIME-Registered Trademark-. The Emerging Countries Advisory Portfolio provides investors with an opportunity to add diversification to their domestic holdings as well as their other international holdings.

--------------------------------------------------------------------------------

             -------------------------------------------------------------------
It also enables investors to take advantage of the potential for growth and added diversification offered by emerging markets.

                            REPRESENTATIVE HOLDINGS

                    Companhia Cervejaria Brahma S.A., Brazil
                        Siderurgica Venezolana Sivensa,
                           Saica S.A.C.A., Venezuela
                      Tubos de Acero de Mexico S.A, Mexico
                           Lojas Arapua S.A., Brazil
                           Nice Systems, Ltd., Israel
                  Shanghai Industrial Holdings Ltd., Hong Kong
                      Elektrim Spolda Akcyjna S.A., Poland
                      Thai Engine Manufacturing, Thailand
                         Belle Corporation, Philippines
                      The Pizza Public Co., Ltd., Thailand

--------------------------------------------------------------------------------

EMERGING COUNTRIES ADVISORY PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING COUNTRIES ADVISORY PORTFOLIO WITH THE IFC INVESTABLE INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURN                   INCEPTION
 18.63%                         As of 09/30/96                        17.15%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           EMERGING COUNTRIES ADVISORY PORTFOLIO  IFC INVESTABLE INDEX
8/31/95                                 $ 10,000               $ 10,000
9/30/95                                   10,008                  9,919
12/31/95                                   9,496                  9,827
3/31/96                                   10,544                 10,566
6/30/96                                   11,624                 11,024
9/30/96                                   11,872                 10,776

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Emerging Countries Advisory Portfolio with the International Finance Corporation ("IFC") Investable Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The IFC Investable Index is an unmanaged index and measures the performance of more than 1,100 stocks that are legally and practically available to outside investors in 25 emerging market countries of the world.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

COMMON STOCKS -- 97.4%
---------------------------------------------------------

ARGENTINA -- 3.3%
  Cresud SA..................................      309,500   $    526,150
  Compania Naviera Perez Companc
    S.A. -- B................................       91,973        579,430
  Importadora y Exportadora de la
    Patagonia S.A............................       23,000        315,100
  Siderca S.A. -- A..........................      415,900        615,532
                                                             ------------
                                                                2,036,212
                                                             ------------
BRAZIL -- 8.5%
  Banco Bradesco S.A.........................   92,248,000        781,839
  Companhia Cervejaria Brahma S.A............    2,425,000      1,504,042
  Elevadores Atlas S.A.*.....................       14,000        150,892
  Itausa Investimentos S.A...................      654,000        512,640
  Lojas Arapua S.A...........................   43,300,000        729,728
  Lojas Renner S.A...........................   11,300,000        653,243
  Tam TransportesAereos Regionais S.A........    6,140,000        379,012
  Telec de Rio Janeiro S.A...................    4,736,000        519,725
  Telec de Rio Janeiro PN*...................       99,496         11,289
                                                             ------------
                                                                5,242,410
                                                             ------------
CHINA -- 0.2%
  Shanghai Post & Telecommunications.........      330,000        141,240
                                                             ------------
GREECE -- 0.4%
  Sarantis S.A...............................       25,900        268,416
                                                             ------------
HONG KONG -- 7.2%
  Anhui Gujing Distillery Co. *..............      248,200        180,381
  Cheung Kong Holdings LTD...................       35,000        269,300
  Qingling Motors Co.........................      720,000        276,995
  Guangdong Investments Holdings LTD.........      752,000        529,988
  Guangnan Holdings LTD......................      440,000        293,030
  HSBC Holdings LTD..........................       31,200        578,973
  Peregrine Investments Holdings LTD.........      424,000        671,667
  Peregrine Investments Warrants*............       42,400          7,950
  Shanghai Industrial Holdings LTD*..........      325,000        745,991
  Shenzhen Fangda Co. LTD....................      410,000        244,420
  Sinocan Holdings LTD.......................    1,428,000        637,088
                                                             ------------
                                                                4,435,783
                                                             ------------
HUNGARY -- 1.5%
  Gedeon Richter.............................       17,400        920,489
                                                             ------------
INDONESIA -- 2.4%
  PT Bank Bira -- Foreign....................      300,000        307,377
  PT Bukaka Teknik Utama -- Foreign*.........      120,000         97,067
  PT Citra Marga -- Foreign..................      260,000        176,661
  PT Gudang Garam -- Foreign.................       32,000        120,794
  PP London Sumatra Indonesia -- Foreign*....       92,000        228,214
  PT Medco Energi Corp. -- Foreign...........       17,000         18,335
  PT Semen Gresik -- Foreign.................       90,000        267,903
  PT Tigaraksa Satria -- Foreign.............       90,000        178,602
  PT Wicaksana Overseas -- Foreign...........       79,000         95,427
                                                             ------------
                                                                1,490,380
                                                             ------------
KOREA -- 3.5%
  Cho Hung Bank Co., LTD.....................       50,000        548,246
  Korea Electric Power Corp..................        3,980        132,376
  Korea Housing Bank*........................        8,000        190,058

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

KOREA (CONTINUED)
  Korea Mobile Telecommunications Corp.......          440   $    481,298
  LG Info & Communications LTD...............        5,100        630,665
  LG Info & Communications LTD (New).........          579         69,835
  Samsung Electronics -- (New)*..............            3            237
  Shinhan Bank...............................         3500         80,780
                                                             ------------
                                                                2,133,495
                                                             ------------
MALAYSIA -- 7.9%
  Ekran BHD..................................      128,000        551,592
  Fraser & Neave *...........................      158,000        756,524
  Fraser & Neave Warrants*...................       18,000         25,138
  Hume Industries............................       78,000        413,933
  Jaya Tiasa Holdings BHD....................      152,000        946,134
  Kian Joo Can Factory BHD...................       84,000        462,533
  Lityan Holdings BHD               .........        9,000         72,899
  Malayan Banking BHD........................       28,000        278,190
  O. Y. L. Industries BHD....................       43,000        437,515
  O. Y. L. Industries BHD-Rights*............        4,300         43,752
  Technology Resources Industries BHD*.......      120,000        316,016
  United Engineers LTD.......................       40,000        309,632
  Westmont Industries BHD....................      130,000        242,758
                                                             ------------
                                                                4,856,616
                                                             ------------
MEXICO -- 8.5%
  Acer Computec Latino
    America, S.A. de C.V.*...................       78,000        275,841
  Apasco S.A.................................       61,200        424,752
  Bafar S.A.*................................      131,000        215,152
  Cemex S.A..................................       42,270        175,239
  Consorcia S.A.*............................      317,000        680,185
  Convertidora Industrial S.A. de C.V.*......      401,200        462,310
  Corporacion Interamericana de Entertainment
    S.A.*....................................      570,900      1,404,943
  Gruma S.A.*................................       85,000        533,080
  Grupo Carso S.A............................      126,000        584,106
  Tablex S.A. de C.V.........................      186,000        468,080
                                                             ------------
                                                                5,223,688
                                                             ------------
PAKISTAN -- 0.7%
  SUI Northern Gas Pipelines*................      405,000        408,509
                                                             ------------
PERU -- 0.5%
  Cementos Norte Pacasmayo...................            1              1
  Telefonica de Peru S.A. -- B...............      116,664        263,435
                                                             ------------
                                                                  263,436
                                                             ------------
PHILIPPINES -- 3.7%
  Belle Corp.*...............................      860,000        252,459
  Empire East Land Holdings, Inc.*...........    1,820,000        971,407
  Far East Bank..............................        6,080        213,252
  Hi Cemente Corp.*..........................      398,000        133,526
  Marsman & Co., Inc.........................      755,000        273,447
  Selecta Dairy Products, Inc................       50,000          1,944
  Solid Group,Inc.*..........................    1,901,000        427,598
                                                             ------------
                                                                2,273,633
                                                             ------------
POLAND -- 5.5%
  Agros Holdings S.A.*.......................       21,300        644,421
  Bank Rozwoju Eksportu S.A..................       20,800        710,732
  Bank Slaski S.A............................        6,400        626,446

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

POLAND (CONTINUED)
  Elektrim Spolda Akcyjna S.A................       65,000   $    636,234
  Mostosal-Export S.A........................      196,000        558,106
  Zaklady Przemyslu Cukierniczego Jutrzenka
    S.A......................................        8,700        190,443
                                                             ------------
                                                                3,366,382
                                                             ------------
PORTUGAL -- 0.7%
  Portugal Telecom S.A.......................       15,650        402,044
                                                             ------------
SINGAPORE -- 0.5%
  Far East Levin.............................        70000        330,564
                                                             ------------
SOUTH AFRICA -- 2.9%
  De Beers Centenary AG......................       10,000        310,812
  King Food Holdings*........................    1,413,000        348,850
  Liberty Life Association of Africa LTD.....       14,500        438,692
  Metro Cash & Carry LTD.....................       80,000        273,339
  Western Areas Gold Mining Co., LTD.........       25,248        397,935
                                                             ------------
                                                                1,769,628
                                                             ------------
THAILAND -- 5.8%
  Grammy Entertainment PLC -- Foreign*.......        49000        585,995
  K.R. Precision Public Co., LTD -- Foreign..        9,440        159,989
  K.R. Precision Public Co., LTD -- Local....       45,000        146,263
  Nation Multimedia Group PLC -- Local.......       85,000        289,241
  Pizza Co. LTD -- Foreign...................       21,000        137,136
  Quality House Public Co. LTD -- Foreign....      170,000        381,196
  Serm Suk Co., LTD -- Local.................        2,000         43,273
  Serm Suk Co., LTD -- Foreign...............       10,700        328,324
  Thai Engine -- Foreign.....................       52,000        474,587
  Thai Farmers Bank -- Foreign...............       61,000        643,115
  Thai Farmers Bank -- Warrants*.............       10,250         10,081
  Tipco Asphalt Co., LTD -- Foreign..........       68,800        392,447
                                                             ------------
                                                                3,591,647
                                                             ------------
TURKEY -- 0.8%
  Aygaz A.S..................................    1,340,000        171,739
  Otosan Otomobil Sanayii A.S................      695,000        200,890
  Turk Siemens Kablo Ve Elektrik Sanayii
    A.S......................................      400,000        107,984
                                                             ------------
                                                                  480,613
                                                             ------------
UNITED STATES OF AMERICA+ -- 32.9%
  Abacan Resource Corp. (Nigeria)*...........       20,000        137,500
  Acer Computec Latino America, S.A. de C.V.
    (Mexico)*................................       54,000        951,750
  Banque Marocaine Commerce -- GDR
    (Morroco)*...............................       26,000        412,750
  Basic Petroleum International, LTD
    (Guatemala)*.............................        8,800        244,200
  BSES LTD -- GDR (India)....................       11,000        192,500
  BSES LTD -- GDR 144A (India)...............       10,000        175,000
  China Steel Co. (Taiwan)*..................       33,000        676,500
  CIA Telecom de Chile -- ADR (Chile)........        7,200        695,700
  Commercial International Bank of Egypt
    (Egypt)*.................................       42,105        652,628
  Credicorp LTD (Peru).......................       25,700        488,300
  Crompton Greaves LTD (India)*..............       35,000        179,375
  Elbit Vision Systems LTD (Israel)*.........       28,000        203,000
  First NIS Regional Fund (Russia)*..........       15,000        157,500
  Flextronics International LTD
    (Singapore)*.............................       13,800        381,225

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  Grupo Industrial Maseca S.A. (Mexico)......       41,900   $    790,862
  Gujarat Ambuja Cements -- GDR (India)......       42,600        372,750
  Hilfiger, Tommy Corp. (Hong Kong)..........        5,200        308,100
  Laboratorio Chile S.A. (Chile).............       34,300        561,662
  Larsen & Toubro Limited -- GDR (India).....       40,000        584,000
  M-Systems Flash Disk Pioneer (Israel)*.....       40,000        355,000
  Mahindra & Mahindra -- GDR (India)*........       55,000        563,750
  Moneda Chile Fund Limited (Chile)*.........       10,000         90,000
  Mosenergo -- ADR 144A (Russia)*............        5,900        158,562
  NICE-System, LTD (Israel)*.................       30,700        703,222
  Lukoil Holding -- ADR (Russia).............        8,600        318,200
  Orbotech LTD (Israel)*.....................       10,200        121,125
  P.T. Telekomunikasi (Indonesia)............       10,000        311,250
  Pliva D.D. -- GDR (Croatia)*...............        9,000        447,750
  Portugal Telecom S.A. (Portugal)...........        3,400         87,550
  ROC Taiwan Fund (Taiwan)*..................       45,000        483,750
  Samsung Electronics Co. -- New GDS
    (Korea)*.................................           14            350
  Samsung Electronics Co. -- Voting GDR
    (Korea)*.................................        6,000        300,600
  Saville Systems Ireland PLC (Ireland)*.....       10,800        380,700
  Siderurgica Venezolana Sivensa, Saica
    S.A.C.A. (Venezuela).....................      269,300        993,044
  Taiwan Fund, Inc...........................        3,750         86,719
  Tata Engineering & Locomotive Co. LTD
    (India)*.................................       60,000        780,000
  Tecnomatix Technologies LTD (Israel)*......       18,000        312,750
  Telecomunicacoes Brasileiras S.A. -- ADR
    (Brazil).................................       21,400      1,679,900
  Teledata Communications LTD (Israel)*......       58,400      1,073,100
  Telefonica DelPeru S.A. (Peru).............       22,000        503,250
  Total Access Communication Public Co.
    (Thailand)...............................       43,000        318,200
  Tubos de Acero de Mexico S.A. (Mexico)*....       78,200        850,425
  TV Filme, Inc. (Brazil)*...................       40,400        555,500
  Wockhardt LTD (India)*.....................       22,000        159,500
  Zagrebacka Banka -- GDR (Croatia)*.........       20,000        387,500
                                                             ------------
                                                               20,186,999
                                                             ------------
TOTAL COMMON STOCKS
  (Cost $54,718,875)......................................     59,822,184
                                                             ------------

                                                PRINCIPAL
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.3%
-------------------------------------------------------------------------
  Merrill Lynch
    (Cost $2,631,000)
    5.85%, 10/01/96..........................  $ 2,631,000   $  2,631,000
                                                             ------------
TOTAL INVESTMENTS -- 101.7%
  (Cost $57,349,875)......................................     62,453,184
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%)...........     (1,025,559)
                                                             ------------
NET ASSETS -- 100.0%......................................   $ 61,427,625
                                                             ------------

---------------
*Non-Income Producing Security.

+Certain securities issued by foreign companies are classified as United States securities as their underlying currency is the United States Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Agriculture...................................         2.2%
Airlines......................................         0.7
Alcoholic Beverages...........................         2.9
Apparel.......................................         0.6
Automobiles...................................         3.1
Beverages/Soft Drinks.........................         0.7
Broadcasting..................................         0.9
Building Materials............................         6.6
Closed End / Country Funds....................         1.3
Computers/Office Automation...................         1.5
Consumer Electricals..........................         0.7
Containers....................................         3.1
Department/Discount Stores....................         1.1
Drugs/Pharmaceuticals.........................         3.9
Electric Utilities............................         1.1
Electronic Instruments........................         0.7
Entertainment.................................         3.2
Finance Companies.............................         1.1
Food Chains...................................         0.5
Grocery Products..............................         4.3
Homebuilding..................................         3.3
Industrial Engineering/Construction...........         1.4
Integrated Oil Companies......................         0.9
Investment Companies..........................         0.9
Life Insurers.................................         0.7

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Machinery/Equipment...........................         3.8%
Metals........................................         2.8
Money-Center Banks............................         8.5
Oilfield Services/Equipment...................         0.8
Oil/Gas Production............................         1.6
Other Commercial/Industrial Services..........         3.6
Other Consumer Non-Durables...................         0.9
Other Consumer Services.......................         1.0
Other Financial Services......................         1.6
Other Production/Manufacturing................         3.4
Other Retail Trade............................         0.6
Pipelines.....................................         0.7
Publishing....................................         0.5
Real Estate Brokers/Services..................         1.2
Regional Banks................................         1.9
Restaurants...................................         0.2
Semiconductors................................         1.7
Soaps/Cosmetics...............................         0.4
Software......................................         1.5
Telecommunications Equipment..................         3.7
Telephone.....................................         8.6
Wholesale Distribution........................         1.0
Short-Term Obligations........................         4.3
Liabilities in Excess of Other Assets.........        (1.7)
                                                     -----
NET ASSETS....................................       100.0%
                                                     -----
                                                     -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND
ADVISORY PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research

                               Catherine Somhegyi
                       Partner, Chief Investment Officer
                            Global Equity Management

                               Loretta J. Morris
                    Senior Portfolio Manager, International

                              Ernesto Ramos, Ph.D.
                    Senior Portfolio Manager, International

                                Melisa Grigolite
                   Assistant Portfolio Manager, International

                                Ben-Ami Gradwohl
                          Senior Quantitative Analyst

                                  Nader Iqbal
                               Investment Analyst

                                 Alex Muromcew
                               Investment Analyst

  GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investment in a portfolio of equity securities primarily of foreign companies.

  REVIEW AND OUTLOOK: The International Growth Advisory Portfolio rewarded shareholders with strong relative gains from April through September 1996 as the Fund's individual holdings in health, technology, and producers and manufacturing companies enabled the Fund to handily outpace the performance benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE-Registered Trademark-). Advisory Portfolio shares returned 5.1% for the period, compared with a 1.3% return for EAFE.

  Stabilizing interest rates, a strong dollar, and solid corporate earnings prompted investors to favor domestic stocks over international equities during the period, causing international performance to lag that of domestic stocks. We held true to our disciplined investment process through the period, investing the International Growth Fund in foreign companies displaying strong, positive fundamental change and earnings growth. Investors should know that international investing involves additional risks such as currency fluctuations and political and economic uncertainties. We believe that, in the long term, foreign stocks offer opportunities for superior returns as well as reductions of risk. Since international markets are growing economically, socially, and politically, the global impact cannot be ignored. For example, since 1970, Hong Kong's stock market has grown almost twice as fast as the U.S. stock market. We seek to take advantage of such accelerations and their attendant opportunities by exercising superior stock selection.

  Our holdings in The Netherlands, Mexico, Germany, and Ireland performed well in the period in comparison to the Index's holdings in those nations. Increased exposure to such industry sectors as producers and manufacturing, technology, health technology, consumer durables and nondurables, and energy enhanced returns for the period and lifted returns well above the EAFE benchmark in those sectors. One of our consumer non-durables stocks, Gucci Group, designs, produces, and distributes personal luxury accessories. The stock almost doubled in price during the period as sales grew significantly. We sold our positions in Adidas because of slowing earnings growth and extended valuation compared to competitors Fila and Nike.

  We remain optimistic about the long-term opportunities for international investing. As we continue

--------------------------------------------------------------------------------

             -------------------------------------------------------------------
to uncover growing, dynamic companies, we believe we will continue to reach our goal of delivering GROWTH OVER TIME-Registered Trademark- throughout the global marketplace.

                            REPRESENTATIVE HOLDINGS

                               Asatsu, Inc. Japan
                            Sharp Corporation, Japan
                          Hennes & Mauritz AB, Sweden
                           Kon Ahrend NV, Netherlands
                        Rolls Royce PLC, United Kingdom
                               Salomon SA, France
                        Dixons Group PLC, United Kingdom
                      Commercial International Bank, Egypt
                            Gucci Group N.V., Italy
                             Volkswagen AG, Germany

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH ADVISORY PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INTERNATIONAL GROWTH ADVISORY PORTFOLIO WITH THE MSCI EAFE INDEX

                       ANNUALIZED TOTAL RETURNS
                            As of 09/30/96
 1 YEAR                        5 YEARS                       SINCE INCEPTION
 12.07%                         7.20%                             4.22%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           INTERNATIONAL GROWTH     MSCI EAFE
              Advisory Portfolio          Index
6/7/90                  $ 10,000       $ 10,000
6/30/90                   10,138          9,912
9/30/90                    7,905          7,810
12/31/90                   8,240          8,633
3/31/91                    8,953          9,275
6/30/91                    8,490          8,769
9/30/91                    9,170          9,521
12/31/91                   9,188          9,680
3/31/92                    8,350          8,532
6/30/92                    8,703          8,712
9/30/92                    8,368          8,844
12/31/92                   8,032          8,502
3/31/93                    8,861          9,522
6/30/93                   10,011         10,480
9/30/93                   10,462         11,175
12/31/93                  10,098         11,271
3/31/94                   10,858         11,664
6/30/94                   11,279         12,260
9/30/94                   11,409         12,272
12/31/94                  10,940         12,146
3/31/95                   10,680         12,368
6/30/95                   10,837         12,459
9/30/95                   11,584         12,960
12/31/95                  11,565         13,485
3/31/96                   12,351         13,874
6/30/96                   13,127         14,094
9/30/96                   12,981         14,058

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the International Growth Advisory Portfolio with the Morgan Stanley Capital International ("MSCI") EAFE Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 12/31/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The MSCI Europe, Australia, Far East ("EAFE") Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index weightings represent the relative capitalization of the major overseas markets included in the index on a U.S. dollar adjusted basis.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS -- 100.4%
---------------------------------------------------------

ARGENTINA -- 0.9%
  Compania Naviera Perez SA..................       41,870      $    263,781
  Siderca S.A................................       80,800           119,584
                                                                ------------
                                                                     383,365
                                                                ------------
AUSTRALIA -- 0.5%
  Australian Gas Light Co., LTD..............        1,083             5,830
  Westfield Holdings LTD.....................       14,600           232,332
                                                                ------------
                                                                     238,162
                                                                ------------
BELGIUM -- 0.9%
  Barco N.V..................................        2,465           406,194
                                                                ------------
BRAZIL -- 0.6%
  Companhia Cervejaria Brahma................      454,000           278,606
                                                                ------------
FINLAND -- 1.7%
  Raision Tehtaat Oy.........................        7,500           451,254
  Valmet Corp. Oy............................       15,500           255,360
                                                                ------------
                                                                     706,614
                                                                ------------
FRANCE -- 3.8%
  Cap Gemini Sogeti S.A.*....................        9,400           411,275
  Coflexip S.A...............................        7,700           329,442
  Lagardere Groupe S.A. (Non-voting).........          238             5,875
  Lagardere Groupe S.A.......................       11,500           283,860
  Salomon S.A................................          425           377,246
  Sidel S.A..................................        5,320           319,278
                                                                ------------
                                                                   1,726,976
                                                                ------------
GERMANY -- 6.5%
  CKAG Colonia Konzern AG....................        6,000           460,571
  Continental AG.............................       25,000           457,002
  Daimler-Benz AG*...........................        7,200           394,944
  Fresenius AG...............................        2,150           399,217
  Gehe AG....................................        4,500           300,629
  Gerresheimer Glas AG.......................        4,800            98,150
  SGL Carbon AG..............................        4,200           489,651
  Volkswagen AG..............................          900           334,818
                                                                ------------
                                                                   2,934,982
                                                                ------------
HONG KONG -- 4.0%
  Cheung Kong Holdings LTD...................       59,000           453,964
  Guangdong Investments......................      596,000           420,044
  Hong Kong & China Gas Co., LTD*............       67,200           114,274
  HSBC Holdings LTD..........................       24,800           460,209
  Qingling Motors Company....................      580,000           223,135
  Shanghai Industrial Holdings LTD*..........       60,000           137,721
                                                                ------------
                                                                   1,809,347
                                                                ------------
ITALY -- 0.6%
  Cn Eni SpA.................................       39,000           199,288
  Telecom Italia SpA.........................       40,000            88,874
                                                                ------------
                                                                     288,162
                                                                ------------
JAPAN -- 26.7%
  Aim Services Co., LTD......................        8,000           182,755
  Asatsu, Inc................................       17,000           670,101
  Bridgestone Corp...........................       12,000           216,081
  Canon, Inc.................................       31,000           608,197
  Daiichi Corp...............................       22,000           571,557
  Fuji Photo Film Co.........................       11,000           334,065
  Hokuto Corp................................       10,000           426,428

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

JAPAN (CONTINUED)
  Honda Motor Co., LTD.......................       23,000      $    576,932
  Kawasaki Heavy Industries..................       83,000           399,292
  Kyocera Corp...............................        6,000           427,324
  Laox Co....................................       31,900           600,134
  Matsushita Electric Co.....................       30,000           502,576
  Minebea Co., LTD...........................       50,000           443,001
  Mitsui Fudosan.............................       44,000           583,382
  Mycal Corp.................................       22,000           350,817
  NEC Corp...................................       33,000           387,279
  Nichii Gakken Co...........................        3,000           151,579
  Nissan Motors Co.,.........................       30,000           241,613
  Sharp Corp.................................       35,000           580,067
  Shinko Electric Industries.................       13,000           427,413
  Sony Corp..................................       12,000           755,745
  TDK Corp...................................       12,000           744,994
  Terumo Corp................................       60,000           768,644
  Tokai Rika Co..............................       34,000           316,775
  Toshiba Corp...............................       57,000           393,702
  Toyoda Machine Works LTD...................       41,000           407,704
                                                                ------------
                                                                  12,068,157
                                                                ------------
KOREA -- 1.9%
  Cho Hung Bank Co., LTD.....................       16,000           175,439
  Korea Housing Bank*........................        4,000            95,029
  Korea Mobile Telecommunications Corp.......        3,100           339,096
  LG Information & Communication LTD.........        2,000           247,320
                                                                ------------
                                                                     856,884
                                                                ------------
MALAYSIA -- 2.6%
  Fraser & Neave Holdings BHD*...............       16,000            76,610
  Hume Industries BHD........................       24,000           127,364
  Malayan Banking BHD........................       20,000           198,707
  Metroplex BHD..............................       85,000           103,783
  O.Y.L. Industries BHD......................       14,000           142,447
  O.Y.L. Industries BHD-New*.................        2,100            21,367
  Technology Resources Industry BHD*.........       90,000           237,012
  United Engineers BHD.......................       35,000           270,928
                                                                ------------
                                                                   1,178,218
                                                                ------------
MEXICO -- 1.5%
  Apasco S.A.................................       49,400           342,856
  Cemex S.A..................................       34,780           144,187
  Convertidora Industrial SA de CV*..........      178,600           198,707
                                                                ------------
                                                                     685,750
                                                                ------------
NETHERLANDS -- 4.7%
  Baan Co., N.V.*............................       10,200           344,249
  IHC Caland N.V.............................        6,800           357,748
  ING Groep N.V..............................       10,000           311,807
  Internatio-Muller N.V......................       12,000           291,487
  Kon Ahrend N.V.*...........................        8,000           408,734
  Koninklijke Volker Stevin N.V.-CVA.........        1,500           133,131
  Oce-Van Der Grinten N.V....................        2,423           264,428
                                                                ------------
                                                                   2,111,584
                                                                ------------
NORWAY -- 1.0%
  Sensonor A/S*..............................       26,500           191,456
  Tomra Systems A/S..........................       23,000           254,558
                                                                ------------
                                                                     446,014
                                                                ------------
PHILIPPINES -- 0.4%
  Empire East Land Holdings, Inc.*...........      358,000           191,079
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
---------------------------------------------------------

POLAND -- 1.1%
  Agros Holdings.............................       16,000      $    484,072
                                                                ------------
SINGAPORE -- 0.5%
  Far East Levingston Shipbuilding LTD.......       46,000           217,228
                                                                ------------
SOUTH AFRICA -- 0.6%
  King Food Holdings LTD*....................      472,000           114,449
  Liberty Life Association of Africa LTD.....        5,500           166,400
                                                                ------------
                                                                     280,849
                                                                ------------
SPAIN -- 0.4%
  Telefonica de Espana SA....................       10,000           185,661
                                                                ------------
SWEDEN -- 3.0%
  Autoliv AB.................................        8,800           379,894
  Hennes & Mauritz AB........................        4,000           490,868
  Nordbanken AB..............................       18,400           472,151
                                                                ------------
                                                                   1,342,913
                                                                ------------
SWITZERLAND -- 1.1%
  Sandoz AG..................................          270           323,974
  Swiss Reinsurance Co.......................          150           157,995
                                                                ------------
                                                                     481,969
                                                                ------------
THAILAND -- 1.0%
  K.R. Precision Public Co.,- Foreign........        2,400            13,501
  Thai Farmers Bank Public Co., LTD-
    Foreign..................................       19,000           200,315
  Tipco Asphalt Public Co., LTD-Foreign......       40,000           228,167
                                                                ------------
                                                                     441,983
                                                                ------------
UNITED KINGDOM -- 16.7%
  Barratt Developments PLC...................      100,000           422,766
  British Aerospace PLC......................       26,000           430,110
  Dixons Group PLC...........................       43,000           353,143
  EMI Group PLC..............................           38               794
  GKN PLC....................................       23,295           409,071
  Goldsmiths Group PLC.......................       75,000           402,215
  Granada Group PLC..........................       29,000           388,921
  Kingfisher PLC.............................       57,000           565,402
  Logica PLC.................................       36,000           424,175
  Next PLC...................................       48,000           425,772
  PizzaExpress PLC...........................       54,900           409,611
  Powerscreen International PLC..............       58,000           499,036
  Provident Financial PLC....................       44,460           342,856
  Reuters Holdings PLC.......................       35,300           408,189
  Rolls-Royce PLC............................      110,000           412,510
  Shell Transport & Trading Co. PLC..........       27,000           412,197
  Siebe PLC..................................       27,400           432,247
  Thorn EMI PLC..............................           38               216
  Victrex PLC................................       90,000           395,286
  WPP Group PLC..............................      113,000           414,914
                                                                ------------
                                                                   7,549,431
                                                                ------------
UNITED STATES OF AMERICA+ -- 17.7%
  Abacan Resources Corp., (Nigeria)*.........       71,000           488,125
  Basic Peteroleum International, LTD
    (Guatemala)*.............................        6,400           177,600
  British Biotech PLC-ADR (United
    Kingdom)*................................        8,400           284,025

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  Commercial International Bank (Egypt)*.....       21,050      $    326,275
  Elan Corp. PLC -ADR (Ireland)..............       12,800           382,400
  Flamel Technologies S.A.-ADR (France)*.....       32,000           244,000
  Flextronics International, LTD
    (Singapore)*.............................       10,300           284,538
  Gucci Group N.V. (Italy)...................        4,600           333,500
  ICTS International NV (Netherlands)*.......       20,000           245,000
  Larsen & Toubro LTD-GDR (India)............        8,117           115,667
  Lernout & Hauspie Speech Products N.V.
    (Belgium)*...............................       16,800           399,000
  L.G. Electronics, Inc.-GDR (South
    Korea)*..................................          372             3,263
  Memtec LTD-ADR (Australia).................        9,000           252,000
  Nice-Systems, LTD (Israel)*................        8,000           183,250
  P.T. Telekomunikasi-ADR (Indonesia)........        7,500           233,438
  Professional Staff PLC (United Kingdom)*...       28,000           297,500
  Qiagen N. V. (Netherlands)*................       19,500           575,249
  Rofin-Sinar Technologies, Inc.
    (Germany)*...............................       23,700           257,738
  Samsung Electronics LTD-GDR (Korea)*.......        5,000           250,000
  Samsung Electronics LTD-GDR New (Korea)*...           10               500
  Saville Systems PLC-ADR (Ireland)*.........       12,400           437,100
  Tag Heuer International S.A.-ADR
    (Switzerland)*...........................       14,500           286,375
  Tata Engineering & Locomotive Co.
    (India)*.................................       12,000           157,200
  Tecnomatix Technologies LTD (Israel)*......       14,000           243,250
  Telecomunicacoes Brasileiras - ADR
    (Brazil).................................        4,000           314,000
  Telefonos De Mexico S.A.-ADR (Mexico)......        9,150           293,944
  Tommy Hilfiger Corporation (Hong Kong)*....        6,700           396,975
  Tubos De Acero De Mexico-ADR (Mexico)*.....       19,000           206,625
  TV Filme, Inc. (Brazil)*...................       13,500           185,625
  Videotron Holdings PLC-ADR (United
    Kingdom).................................        8,000           136,000
                                                                ------------
                                                                   7,990,162
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $41,609,691).......................................       45,284,362
                                                                ------------
----------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
----------------------------------------------------------------------------
HONG KONG
  Hong Kong & China Gas Co., LTD-Warrants*...        5,600             1,702
                                                                ------------
THAILAND
  Thai Farmers Bank Public Co., LTD-
    Warrants*................................        3,250             3,197
                                                                ------------
TOTAL RIGHTS/WARRANTS
  (Cost $3,205)............................................            4,899
                                                                ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $41,612,896).......................................     $ 45,289,261
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%)............         (202,682)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 45,086,579
                                                                ------------

---------------
* Non-Income Producing Securities.
+ Certain securities issued by foreign companies are classified as United States securities as their underlying currency is the U.S. Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Advertising...................................         2.5%
Aerospace.....................................         2.0
Agriculture...................................         1.1
Alcoholic Beverages...........................         0.7
Apparel.......................................         1.7
Automobiles...................................         4.4
Automotive Equipment..........................         3.0
Biotechnology.................................         1.1
Broadcasting..................................         0.5
Building Materials............................         2.1
Chemicals.....................................         1.0
Clothing Chains...............................         1.2
Computers/Office Automation...................         4.3
Containers....................................         0.5
Consumer Electricals..........................         1.8
Department/Discount Stores....................         1.4
Drugs/Pharmaceuticals.........................         2.7
Electronic Instruments........................         2.7
Electronics/Music Chains......................         3.3
Finance Companies.............................         0.8
Gas Utilities.................................         0.3
Grocery Products..............................         3.1
Homebuilding..................................         0.4
Industrial Engineering/Construction...........         1.8
Integrated Oil Companies......................         0.6
Investment Companies..........................         0.9
Life Insurers.................................         0.4
Machinery/Equipment...........................         6.9

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Medical/Health Services.......................         0.3%
Medical Supplies..............................         2.6
Metals........................................         0.3
Money-Center Banks............................         4.8
Multi-Line Insurers...........................         1.4
Oil/Gas Production............................         2.8
Oilfield Services/Equipment...................         2.0
Other Commercial/Industrial Services..........         1.5
Other Consumer Durables.......................         0.6
Other Consumer Services.......................         0.5
Other Financial Services......................         0.5
Other Production/Manufacturing................         4.9
Other Technology..............................         0.6
Photographic Products.........................         0.7
Publishing....................................         1.5
Real Estate Brokers/Services..................         2.8
Recreational Products.........................         1.7
Regional Banks................................         0.2
Rental/Leasing Companies......................         0.1
Restaurants...................................         1.3
Semiconductors................................         6.4
Software......................................         3.2
Specialty Chains..............................         1.8
Telecommunications Equipment..................         0.9
Telephone.....................................         3.2
Wholesale Distribution........................         0.6
Liabilities in Excess of Other Assets.........        (0.4)
                                                     -----
NET ASSETS....................................       100.0%
                                                     -----
                                                     -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND
ADVISORY PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                           Lawrence S. Speidell, CFA
                Partner, Director of Global/Systematic Portfolio
                            Management and Research

                               Catherine Somhegyi
                       Partner, Chief Investment Officer
                            Global Equity Management

                               Loretta J. Morris
                            Senior Portfolio Manager
                                 International

                              Ernesto Ramos, Ph.D.
                    Senior Portfolio Manager, International

                                  John J. Kane
                   Senior Portfolio Manager, U.S. Systematic

                              Craig R. Occhialini
                       Portfolio Manager, U.S. Systematic

                              Melisa A. Grigolite
                   Assistant Portfolio Manager, International

                               Ben-Ami Gradwohl,
                            Sr. Quantitative Analyst

                                  Nader Iqbal
                               Investment Analyst

                                 Alex Muromcew
                               Investment Analyst

  GOAL: The Nicholas-Applegate Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment in a portfolio of growth stocks of U.S. and international companies.

  REVIEW AND OUTLOOK: The Worldwide Growth Advisory Portfolio delivered solid relative performance from April through September 30, 1996, on the strength of the Fund's individual stock selection in the energy, consumer durable goods, and retail trade sectors. Advisory Portfolio shares gained 7.0% during the period, compared with a 4.2% gain in the Morgan Stanley Capital International World Index, the Fund's performance benchmark.

  The Worldwide Growth Fund seeks a strategic mix of foreign and domestic stocks, based on our global, bottom-up selection process. One of the best-performing stocks in the Fund during the period was Robert Half International, the world's largest provider of flexible staffing services. Shares rose sharply during the period because of exceptional annual sales and earnings growth.

  In the technology sector, Netherlands-based Baan Company, which produces open-system client/server-based planning software, is one of our largest holdings at 0.8% of assets. Its shares rose dramatically during the period, on the strength of expansion in the United States and Asia. We sold our position in Adidas, the athletic shoe and apparel manufacturer, because of slowing earnings growth and extended valuation compared to competitors, Fila and Nike. We also sold Italy-based Safilo, which manufactures and sells eyeglass frames, sunglasses and optical equipment. Management disclosed that profits would be flat for the year due to increased costs of integrating two recently-acquired companies. As of September 30, approximately 34% of the Fund's net assets were invested in U.S. companies, 20% in Japanese firms, and 12% in United Kingdom companies; 20% of assets were held in the technology sector, 14% in producers and manufacturing and 8% in health technology.

  International stocks, as represented by the Morgan Stanley Europe, Australasia, and Far East Index, declined slightly at the end of the period due to strengthening of the U.S. dollar; even so, United

--------------------------------------------------------------------------------

             -------------------------------------------------------------------
Kingdom and German stocks were up 11% and 3%, respectively. This helped boost the Fund's performance. The world's emerging countries continue to show robust growth and a generally favorable investment environment; we believe international valuations are still very attractive. In the last two decades, the ten best-performing stock markets, on average, have been foreign markets. This is why we continue to search for and invest in the best growth companies wherever they are located. We believe this will help deliver superior returns for our shareholders over the long term.

                            REPRESENTATIVE HOLDINGS

                              Daiichi Corp., Japan
                              Asatsu, Inc., Japan
                        Rolls Royce PLC, United Kingdom
                          Hennes & Mauritz AB, Sweden
                           Baan Company, Netherlands
                         CAP Gemini Sogeti S.A., France
                 Jones Medical Industries, Inc., United States
                             Volkswagen AG, Germany
                      Commercial International Bank, Egypt
                 Robert Half International, Inc., United States

--------------------------------------------------------------------------------

WORLDWIDE GROWTH ADVISORY PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE WORLDWIDE GROWTH ADVISORY PORTFOLIO WITH THE MSCI WORLD INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 11.09%                         As of 09/30/96                        12.70%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            WORLDWIDE GROWTH     MSCI WORLD
            Advisory Portfolio          Index
8/31/95               $ 10,000       $ 10,000
9/30/95                 10,248         10,289
12/31/95                10,040         10,777
3/31/96                 10,640         11,216
6/30/96                 11,376         11,542
9/30/96                 11,384         11,681

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Worldwide Growth Advisory Portfolio with the Morgan Stanley Capital International ("MSCI") World Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

MSCI World Index consists of more than 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK -- 97.5%
---------------------------------------------------------

ARGENTINA -- 0.8%
  Compania Naviera Periz SA..................    82,715    $     521,104
  Siderca SA.................................   193,200          285,936
                                                           -------------
                                                                 807,040
                                                           -------------
AUSTRALIA -- 0.5%
  Australian Gas & Light Co., LTD............     3,170           17,066
  Westfield Holdings LTD.....................    30,000          477,395
                                                           -------------
                                                                 494,461
                                                           -------------
BELGIUM -- 1.4%
  Banque Bruxelles Lambert SA................     1,430          280,223
  Barco N.V..................................     6,620        1,090,873
                                                           -------------
                                                               1,371,096
                                                           -------------
BRAZIL -- 0.6%
  Companhia Cervejaria Brahma................   900,000          552,302
                                                           -------------
FINLAND -- 1.3%
  Raision Tehtaat Oy.........................    14,300          860,390
  Valmet Oy..................................    25,000          411,872
                                                           -------------
                                                               1,272,262
                                                           -------------
FRANCE -- 2.8%
  Cap Gemini Sogeti S.A.*....................    16,000          700,042
  Coflexip S.A.*.............................    14,800          633,213
  Lagardere Groupe S.A. (Non Trading)........       377            9,306
  Lagardere Groupe S.A.......................    18,200          449,239
  Salomon S.A................................       570          505,953
  Sidel S.A..................................     8,000          480,118
                                                           -------------
                                                               2,777,871
                                                           -------------
GERMANY -- 5.2%
  CKAG Colonia Konzern AG....................    10,000          767,619
  Continental AG.............................    60,000        1,096,804
  Daimler Benz AG*...........................    10,000          548,533
  Fresenius AG...............................     5,450        1,011,969
  Gerresheimer Glas AG.......................    14,100          288,317
  SGL Carbon AG..............................     7,700          897,694
  Volkswagen AG..............................     1,700          632,434
                                                           -------------
                                                               5,243,370
                                                           -------------
HONG KONG -- 2.7%
  Cheung Kong Holdings, LTD..................    89,000          684,792
  Guangdong Investments, LTD.................   898,000          632,885
  Hong Kong & China Gas Co., LTD*............   204,000          346,903
  HSBC Holdings, LTD.........................    37,200          690,314
  Qingling Motors, LTD.......................   860,000          330,855
                                                           -------------
                                                               2,685,749
                                                           -------------
ITALY -- 1.0%
  Ente Nazionale Idrocarburi SpA.............   122,000          623,413
  Telecom Italia SpA.........................   182,000          404,378
                                                           -------------
                                                               1,027,791
                                                           -------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

JAPAN -- 19.7%
  Asatsu, Inc................................    27,000    $   1,064,278
  Bank of Tokyo-Mitsubishi...................     2,000           43,539
  Bridgestone Corp...........................    29,000          522,195
  Canon, Inc.................................    50,000          980,963
  DDI Corp...................................        80          645,733
  Dalichi Corp...............................    52,000        1,350,952
  Hirose Electric............................     9,000          549,877
  Honda Motor Co., LTD.......................    30,000          752,519
  Ibiden Co., Ltd............................    36,000          351,534
  Kawasaki Heavy Industries..................   125,000          601,344
  Laox Co....................................    54,000        1,117,492
  Matsushita Electric Co.....................    50,000          837,626
  Minebea Co., LTD...........................   176,000        1,559,364
  Mitsui Fudosan Co..........................    86,000        1,140,246
  NEC Corp...................................    68,000          798,029
  Nippon Telephone & Telegraph...............       100          734,602
  Nissan Motors Co...........................    70,000          563,763
  Sharp Corp.................................    75,000        1,243,001
  Sony Corp..................................    22,000        1,385,532
  TDK Corp...................................    28,000        1,738,320
  Terumo Corp................................    85,000        1,088,914
  Toshiba Corp...............................   115,000          794,311
                                                           -------------
                                                              19,864,134
                                                           -------------
KOREA -- 1.2%
  Cho Hung Bank Co., LTD.....................    22,000          241,228
  Korea Housing Bank*........................    15,000          356,360
  Korea Mobile Telecommunications Corp.......       180          196,895
  LG Information & Communicaiton LTD.........     3,000          370,979
                                                           -------------
                                                               1,165,462
                                                           -------------
MALAYSIA -- 2.0%
  Hume Industries BHD........................    47,000          249,422
  Malayan Banking BHD........................    33,000          327,867
  Metroplex BHD..............................   200,000          244,194
  O.Y.L. Industries BHD......................    32,400          329,662
  O.Y.L. Ind. Rights* W*.....................     5,000           50,874
  Technology Resource Industries BHD*........   155,000          408,188
  United Engineers BHD.......................    50,000          387,040
                                                           -------------
                                                               1,997,247
                                                           -------------
MEXICO -- 1.6%
  Apasco S.A.................................   114,100          791,899
  Cemex S.A..................................    81,110          336,257
  Convertidora Industrial S.A. de CV*........   399,700          460,582
                                                           -------------
                                                               1,588,738
                                                           -------------
NETHERLANDS -- 2.8%
  IHC Caland N.V.............................    12,900          678,670
  ING Groep N.V..............................    17,000          530,071
  Kon Ahrend NV..............................    12,000          613,103
  Koninklijke Volker Stevin N.V.-CVA.........     5,400          479,271
  Oce-Van Der Grinten N.V....................     5,155          562,577
                                                           -------------
                                                               2,863,692
                                                           -------------
NORWAY -- 0.9%
  Sensonor A/S*..............................    54,100          390,860

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

NORWAY (CONTINUED)
  Tomra Systems A/S..........................    44,500    $     492,514
                                                           -------------
                                                                 883,374
                                                           -------------
PHILIPPINES -- 0.2%
  Empire East Land Holdings, Inc.*...........   436,000          232,711
                                                           -------------
POLAND -- 0.9%
  Agros Holdings S.A.*.......................    30,000          907,635
                                                           -------------
SINGAPORE -- 0.3%
  Far East Levingston Shipbuilding LTD.......    69,000          325,841
  United Overseas Bank LTD...................       495            4,816
                                                           -------------
                                                                 330,657
                                                           -------------
SOUTH AFRICA -- 0.5%
  Liberty Life Association of Africa LTD.....    18,000          544,583
                                                           -------------
SPAIN
  Telefonica De Espana SA....................    34,000          631,247
                                                           -------------
SWEDEN -- 3.2%
  Autoliv AB.................................    16,500          712,302
  Ericsson...................................    27,000          680,604
  Hennes & Mauritz AB........................     8,000          981,736
  Nordbanken AB..............................    33,000          846,792
                                                           -------------
                                                               3,221,434
                                                           -------------
SWITZERLAND -- 1.1%
  Sandoz AG..................................       525          629,950
  Swiss Reinsurance Co.......................       450          473,986
                                                           -------------
                                                               1,103,936
                                                           -------------
THAILAND -- 0.8%
  K.R. Precision Public Co., LTD --
    Foreign..................................     9,960           56,030
  Thai Farmers Bank Public Co., LTD --
    Foreign..................................    32,000          337,372
  Tipco Asphalt Public Co., LTD -- Foreign...    75,000          427,813
                                                           -------------
                                                                 821,215
                                                           -------------
UNITED KINGDOM -- 11.6%
  Barratt Developments PLC...................   150,000          634,149
  British Aerospace PLC......................    48,000          794,049
  Dixons Group PLC...........................    90,000          739,136
  EMI Group PLC..............................       126            2,634
  GKN PLC*...................................    44,055          798,210
  Granada Group PLC..........................    47,700          639,708
  Kingfisher PLC.............................    90,000          892,741
  Next PLC...................................    85,000          753,972
  PizzaExpress PLC...........................   100,000          746,104
  Powerscreen International PLC..............    73,000          628,097
  Reuters Holdings PLC.......................    93,400        1,080,025
  Rolls-Royce PLC............................   295,000        1,106,277
  Shell Transport & Trading Co. PLC..........    48,000          732,794
  Siebe PLC..................................    50,279          793,173
  Thorn EMI PLC..............................       126              717
  Victrex PLC................................    98,000          430,423

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

UNITED KINGDOM (CONTINUED)
  WPP Group PLC..............................   260,000    $     954,668
                                                           -------------
                                                              11,726,877
                                                           -------------
UNITED STATES OF AMERICA+ -- 33.8%
  Abacan Resource Corp. (Nigeria)............   120,000          825,000
  Affiliated Computer Services, Inc.*........     4,000          235,000
  Anchor Gaming Inc..........................     3,400          211,650
  Ascend Communications, Inc.*...............     6,200          409,975
  Aspect Telecommunications, Inc.*...........     7,600          473,100
  Aspen Technologies, Inc.*..................     4,100          277,775
  Atlantic Coast Airlines, Inc.*.............     2,800           32,900
  Baan Co., N.V. (Netherlands)*..............    25,400          847,725
  Basic Petroleum International, LTD
    (Guatemela)*.............................     7,300          202,575
  Bed Bath & Beyond, Inc.*...................    14,000          383,250
  BMC Industries, Inc........................    10,600          303,425
  Boston Chicken, Inc.*......................     5,400          190,350
  British Biotech PLC (United Kingdom)*......    11,900          402,369
  BSES Limited GDR (India)...................    17,000          297,500
  Cadence Design Systems, Inc.*..............     9,250          330,688
  Callaway Golf Co...........................    11,500          392,438
  Cambridge Tech Partners, Inc.*.............     7,900          238,975
  Camco International, Inc...................     9,600          358,800
  Caraustar Industries, Inc..................     7,100          210,781
  Cascade Communication Corp.*...............     3,300          268,950
  Central Garden and Pet Co.*................     8,900          179,112
  Chesapeake Energy Co.*.....................     7,400          463,425
  Children's Comprehensive Services, Inc.....     8,800          156,200
  China Steel Co. (Taiwan)*..................    12,500          256,250
  Cisco Systems, Inc.*.......................     6,000          372,375
  Coachmen Industries, Inc...................    11,200          288,400
  Commercial International Bank (Egypt)*.....    42,105          652,828
  CompUSA, Inc.*.............................     9,000          486,000
  Compuware Inc.*............................     4,300          196,725
  Concord EFS, Inc.*.........................     4,150          106,863
  Continental Airlines, Inc., Class B........    18,200          407,225
  Danaher Corp...............................     2,500          103,437
  Elan Corp. PLC-ADR (Ireland)*..............    24,600          734,925
  Electronics For Imaging, Inc.*.............     5,100          365,925
  Encad, Inc.*...............................     7,400          309,875
  Executive Risk, Inc........................     5,400          207,900
  Finish Line, Inc.*.........................     8,100          384,750
  Flamel Technologies S.A. (France)*.........    48,600          370,575
  Foamex International, Inc.*................    13,800          224,250
  Gartner Group, Inc., Class A*..............     7,500          255,000
  Gucci Group N.V. (Italy)...................    10,800          783,000
  Guidant Corp...............................     3,700          204,425
  HBO & Co...................................     5,700          380,475
  HFS, Inc.*.................................     6,500          434,688
  Hologic, Inc.*.............................     4,900          137,200
  Integrated Systems, Inc.*..................     7,700          254,100
  International Specialty Products, Inc.*....    15,500          155,000
  Iomega Corp.*..............................     8,800          213,400
  Jones Medical Industries, Inc..............    13,625          660,813
  Larsen & Toubro LTD-GDR (India)............    30,000          438,000
  Lemout & Hauspie Speech Products N.V.
    (Belgium)*...............................    35,000          831,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  L.G. Electronics, Inc., GDR New (South
    Korea)*..................................     1,668    $      14,632
  Liz Claiborne, Inc.........................     7,500          279,375
  McAfee Associates, Inc.*...................     4,000          276,000
  Medic Computer Systems, Inc.*..............    10,000          363,750
  Medicis Pharmaceutical Corp.*..............     5,200          250,900
  Memtec LTD-ADR (Australia).................    19,000          532,000
  Money Store, Inc...........................     8,750          231,875
  Morgan Stanley Group, Inc..................     6,000          298,500
  Nautica Enterprises, Inc.*.................     7,900          254,775
  NBTY, Inc.*................................    18,900          311,850
  New York Bancorp, Inc......................     1,300           41,112
  Nice-Systems, LTD (Israel)*................    40,000          916,250
  P.T. Telekomunikasi (Indonesia)............    14,000          435,750
  Pacific Sunwear of California*.............     9,100          299,162
  Pairgain Technology, Inc.*.................     5,800          453,125
  Peoplesoft, Inc.*..........................     3,300          274,725
  Petro Canada (Canada)......................    43,000          419,250
  PMT Services, Inc..........................     8,300          168,075
  Professional Staff PLC (United Kingdom)*...    47,000          499,375
  Quintiles Transnational Corp.*.............     4,200          307,650
  Reading & Bates Corp.*.....................    15,400          417,725
  Rexall Sundown, Inc.*......................     6,200          226,300
  Riser Foods, Inc...........................     7,600          197,600
  Robert Half International, Inc.*...........    14,300          527,312
  Rofin-Sinar Technologies, Inc. (Germany)*..    16,600          180,525
  Ross Stores Inc............................    13,600          489,600
  Safeskin Corp.*............................     5,100          177,225
  Samsung Electronics LTD-GDR (Korea)*.......     7,000          350,000
  Samsung Electronics LTD-GDR New (Korea)*...       172            8,600
  Saville Systems PLC (Ireland)*.............    27,400          965,850
  Showbiz Pizza Time, Inc.*..................    11,900          215,687
  SPX Corp...................................     8,200          244,975
  Student Loan Marketing Association.........     3,800          283,575
  Sun Microsystems, Inc.*....................     5,100          316,837
  Supertex, Inc.*............................    12,800          232,000
  TCF Financial Corp.........................     2,000           75,250
  Technitrol, Inc............................     6,100          169,275
  Tecnomatix Technology LTD (Israel)*........    23,000          399,625
  Telecomunicacoes Brasileiras -
    ADR (Brazil).............................     9,600          753,600
  Telefonos de Mexico S.A.-ADR (Mexico)......    20,850          659,806
  Tidewater, Inc.............................     9,400          351,325

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  Transocean Offshore, Inc...................     7,000    $     428,750
  Tubos de Acero De Mexico-ADR (Mexico)*.....    47,000          511,125
  Tuntex Distinct Corp. (Taiwan)*............     5,001           35,123
  TV Filme, Inc. ADR (Brazil)*...............    10,500          144,375
  Universal Health Realty Income Trust*......     6,000          163,500
  Videotron Holdings PLC-ADR (United
    Kingdom)*................................    41,800          710,600
  Zions Bancorporation.......................     3,100          274,350
                                                           -------------
                                                              34,056,063
                                                           -------------
TOTAL COMMON STOCKS
  (Cost $83,163,049)....................................
                                                              98,170,947
                                                           -------------
------------------------------------------------------------------------
WARRANTS/RIGHTS --
------------------------------------------------------------------------
HONG KONG
  Hong Kong & China Gas Co., LTD-Warrants....    17,000            5,168
                                                           -------------
SINGAPORE
  United Overseas Bank LTD-Warrants..........       208              761
                                                           -------------
THAILAND
  Thai Farmers Bank-Warrants.................     5,375            5,286
                                                           -------------
TOTAL WARRANTS/RIGHTS
  (Cost $6,631).........................................
                                                                  11,213
                                                           -------------

                                                PRINCIPAL
                                                  AMOUNT          VALUE
---------------------------------------------------------

COMMERCIAL PAPER -- 1.8%
----------------------------------------------
  Merrill Lynch 5.85%, 10/01/96
    (Cost $1,839,000)........................  $  1,839,000   $   1,839,000
                                                              -------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $85,008,680).......................................
                                                              $ 100,021,160
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%..............
                                                                    737,287
                                                              -------------
NET ASSETS -- 100.0%.......................................
                                                              $ 100,758,447
                                                              -------------

---------------
* Non-Income Producing Security.
+ Certain securities issued by foreign companies are classified as United States securities as their underlying currency is the United States Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Advertising...................................         2.1%
Aerospace.....................................         1.9
Airlines......................................         0.5
Alcoholic Beverages...........................         0.6
Apparel.......................................         1.3
Automobiles...................................         2.8
Automotive Equipment..........................         2.3
Biotechnology.................................         0.3
Broadcasting..................................         0.2
Building Materials............................         2.0
Chemicals.....................................         0.6
Clothing Chains...............................         1.8
Computers/Office Automation...................         4.0
Containers....................................         0.5
Contract Drilling.............................         0.9
Consumer Electricals..........................         1.4
Department/Discount Stores....................         0.9
Drugs/Pharmaceuticals.........................         3.4
Electric Utilities............................         0.3
Electronic Data Processing....................         0.4
Electronic Instruments........................         2.7
Electronics/Music Chains......................         3.6
Finance Companies.............................         0.5
Food Chains...................................         0.2
Gas Utilities.................................         0.4
Grocery Products..............................         1.8
Home Furnishings..............................         0.4
Homebuilding..................................         0.3
Industrial Engineering/Construction...........         1.5
Integrated Oil Companies......................         0.5
Investment Companies..........................         0.9
Leisure/Gaming................................         0.2

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Life Insurers.................................         0.6%
Machinery/Equipment...........................         5.4
Medical Supplies..............................         2.6
Metals........................................         0.6
Money-Center Banks............................         3.9
Multi-Line Insurers...........................         1.3
Oil/Gas Production............................         3.1
Oilfield Services/Equipment...................         2.4
Other Commercial/Industrial Services..........         1.2
Other Consumer Services.......................         0.5
Other Financial Services......................         0.5
Other Health Services.........................         0.4
Other Production/Manufacturing................         5.3
Other Technology..............................         0.2
Other Utilities...............................         0.7
Property--Casualty Insurance..................         0.2
Publishing....................................         1.8
Real Estate Brokers/Services..................         2.3
Recreational Products.........................         1.8
Regional Banks................................         0.6
Restaurants...................................         1.2
Savings & Loan Associations...................         0.1
Semiconductors................................         4.4
Software......................................         5.5
Specialty Chains..............................         1.4
Telecommunications Equipment..................         2.9
Telephone.....................................         5.0
Wholesale Distribution........................         0.2
Short-Term Obligations........................         1.9
Other Assets in Excess of Liabilities.........         0.8
                                                     -----
NET ASSETS....................................       100.0%
                                                     -----
                                                     -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

ADVISORY SERIES PORTFOLIOS

                                                           NET REALIZED
                                                               AND
                                NET ASSET       NET         UNREALIZED     DISTRIBUTIONS
                                VALUES AT    INVESTMENT       GAINS          FROM NET        DISTRIBUTIONS
                                BEGINNING      INCOME      (LOSSES) ON      INVESTMENT            FROM
                                OF PERIOD    (DEFICIT)     INVESTMENTS        INCOME         CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH(1)
  Institutional (For the
    period ended 09/30/96)#       $15.85       $(0.12)        $2.25               --                 --
  Institutional (For the
    period ended 03/31/96)         12.50        (0.05)         3.40               --                 --
EMERGING GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#               14.16         0.01          1.79               --                 --
  Qualified (For the period
    ended 03/31/96)                12.50        (0.03)         1.69               --                 --
CORE GROWTH(3)
  Qualified (For the period
    ended 09/30/96)#               17.99        (0.08)         2.04               --                 --
  Qualified (For the year
    ended 03/31/96)                13.66        (0.07)         4.86               --             $(0.46)
  Qualified (For the period
    ended 03/31/95)                12.50        (0.02)         1.18               --                 --
INCOME & GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#               13.72         0.18          1.01           $(0.18)                --
  Qualified (For the period
    ended 03/31/96)                12.50         0.17          1.22            (0.17)                --
BALANCED GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#               12.69         0.13          1.19            (0.12)                --
  Qualified (For the period
    ended 03/31/96)                12.50         0.15          0.19            (0.15)                --
GOVERNMENT INCOME(2)
  Qualified (For the period
    ended 09/30/96)#               12.74         0.33         (0.65)           (0.33)                --
  Qualified (For the period
    ended 03/31/96)                12.50         0.37         (0.06)           (0.37)                --
EMERGING COUNTRIES(2)
  Qualified (For the period
    ended 09/30/96)#               13.18        (0.01)         1.67               --                 --
  Qualified (For the period
    ended 03/31/96)                12.50         0.01          0.67               --                 --
INTERNATIONAL GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#               13.52        (0.02)         0.71               --                 --
  Qualified (For the period
    ended 03/31/96)                12.50         0.01          1.01               --                 --
WORLDWIDE GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#               13.29         0.01          0.93               --                 --
  Qualified (For the period
    ended 03/31/96)                12.50        (0.04)         0.81               --                 --

-------------
(1) Commenced operations on July 12, 1995.

(2) Commenced operations on August 31, 1995.

(3) Commenced operations on June 30, 1994.

 * Annualized.

 ** Includes expenses allocated from the Master Trust Funds. See Notes to Funds'
   Financial Statements for amounts.

 # Unaudited.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                 RATIO OF EXPENSES         RATIO OF EXPENSES
                                  NET ASSET                                        TO AVERAGE NET            TO AVERAGE NET
                                  VALUES AT                                        ASSETS, AFTER             ASSETS, BEFORE
                                   END OF                       NET ASSETS AT         EXPENSE                   EXPENSE
                                   PERIOD       TOTAL RETURN    END OF PERIOD     REIMBURSEMENT**           REIMBURSEMENT**
---------------------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH(1)
  Institutional (For the
    period ended 09/30/96)#        $17.98          13.44%       $ 29,784,579          1.56%*                       1.95%*
  Institutional (For the
    period ended 03/31/96)          15.85          26.80%         25,237,077          1.56%*                       2.46%*
EMERGING GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#                15.96          12.71%            642,115          1.50%*                      15.39%*
  Qualified (For the period
    ended 03/31/96)                 14.16          13.28%            313,634          1.49%*                      37.86%*
CORE GROWTH(3)
  Qualified (For the period
    ended 09/30/96)#                19.95          10.95%         11,013,390          1.25%*                       1.90%*
  Qualified (For the year
    ended 03/31/96)                 17.99          35.37%          4,273,872          1.23%                        2.84%
  Qualified (For the period
    ended 03/31/95)                 13.66           9.28%          2,120,619          1.24%*                       3.52%*
INCOME & GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#                14.73           8.74%          3,079,587          1.25%*                       4.85%*
  Qualified (For the period
    ended 03/31/96)                 13.72          11.13%          1,084,730          1.25%*                       9.21%*
BALANCED GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#                13.88           9.96%              3,469          1.25%*                   2,847.13%*
  Qualified (For the period
    ended 03/31/96)                 12.69           2.77%              1,231          1.25%*                   3,094.48%*
GOVERNMENT INCOME(2)
  Qualified (For the period
    ended 09/30/96)#                12.09           0.09%              1,209          0.95%*                   3,005.91%*
  Qualified (For the period
    ended 03/31/96)                 12.44           2.48%              1,219          0.95%*                   3,029.81%*
EMERGING COUNTRIES(2)
  Qualified (For the period
    ended 09/30/96)#                14.84          12.59%          1,189,367          1.90%*                       9.42%*
  Qualified (For the period
    ended 03/31/96)                 13.18           5.44%            350,058          1.90%*                      44.24%*
INTERNATIONAL GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#                14.21           5.10%             25,614          1.65%*                     225.54%*
  Qualified (For the period
    ended 03/31/96)                 13.52           8.16%             19,082          1.65%*                     531.72%*
WORLDWIDE GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#                14.23           6.99%              7,655          1.58%*                   1,653.88%*
  Qualified (For the period
    ended 03/31/96)                 13.27           6.32%              1,115          1.60%*                   3,232.53%*

                                    RATIO OF NET              RATIO OF NET
                                (DEFICIT) TO AVERAGE           TO AVERAGE
                                    NET ASSETS,               NET ASSETS,
                                   AFTER EXPENSE             BEFORE EXPENSE
                                  REIMBURSEMENT**           REIMBURSEMENT**
------------------------------
MINI CAP GROWTH(1)
  Institutional (For the
    period ended 09/30/96)#          (1.18%)*                     (1.33%)*
  Institutional (For the
    period ended 03/31/96)           (0.98%)*                     (1.38%)*
EMERGING GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#                 (1.03%)*                    (14.92%)*
  Qualified (For the period
    ended 03/31/96)                  (1.05%)*                    (32.41%)*
CORE GROWTH(3)
  Qualified (For the period
    ended 09/30/96)#                 (0.68%)*                     (1.33%)*
  Qualified (For the year
    ended 03/31/96)                  (0.57%)                      (2.18%)
  Qualified (For the period
    ended 03/31/95)                  (0.33%)*                     (1.61%)*
INCOME & GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#                  3.39%*                      (0.24%)*
  Qualified (For the period
    ended 03/31/96)                   3.59%*                      (4.22%)*
BALANCED GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#                  2.40%*                  (2,843.24%)*
  Qualified (For the period
    ended 03/31/96)                   2.16%*                  (3,090.46%)*
GOVERNMENT INCOME(2)
  Qualified (For the period
    ended 09/30/96)#                  4.59%*                  (2,998.34%)*
  Qualified (For the period
    ended 03/31/96)                   5.23%*                  (3,021.56%)*
EMERGING COUNTRIES(2)
  Qualified (For the period
    ended 09/30/96)#                 (0.20%)*                     (7.72%)*
  Qualified (For the period
    ended 03/31/96)                   0.47%*                     (35.33%)*
INTERNATIONAL GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#                 (0.24%)*                   (224.11%)*
  Qualified (For the period
    ended 03/31/96)                   0.33%*                    (529.11%)*
WORLDWIDE GROWTH(2)
  Qualified (For the period
    ended 09/30/96)#                 (0.82%)*                 (1,653.05%)*
  Qualified (For the period
    ended 03/31/96)                  (0.50%)*                 (3,231.44%)*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996 (UNAUDITED)
-------------------------------------------------------------------

ADVISORY SERIES PORTFOLIOS

                                  MINI CAP      EMERGING       CORE
                                   GROWTH        GROWTH       GROWTH
                                ----------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........  $  29,759,699  $  652,544  $  10,994,292
  Receivable for shares of
    beneficial interest
    sold......................         21,000       1,000             --
  Receivable for investments
    sold in Master Trust
    Fund......................             --          --             --
  Due from adviser............          3,772       6,140          2,823
  Deferred organization
    costs.....................          2,045         726          9,396
  Prepaid expenses and other
    assets....................         58,688       7,504         51,472
                                ----------------------------------------
      Total assets............     29,845,204     667,914     11,057,983
                                ----------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................         21,000       1,000             --
  Payable for shares of
    beneficial interest
    repurchased...............             --          --         23,134
  Dividend payable............             --          --             --
  Accrued expenses............         39,625      24,799         21,459
                                ----------------------------------------
      Total liabilities.......         60,625      25,799         44,593
                                ----------------------------------------
NET ASSETS....................  $  29,784,579  $  642,115  $  11,013,390
                                ----------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $  23,134,899  $  550,292  $   9,373,730
  Accumulated undistributed
    net investment income
    (deficit).................       (246,814)     (2,997)       (44,153)
  Accumulated undistributed
    net realized gain (loss)
    from security
    transactions..............      1,118,760     (12,178)       354,697
  Accumulated undistributed
    net realized foreign
    exchange loss.............             --          --             --
  Net unrealized foreign
    exchange gain (loss)......             --          --             --
  Net unrealized appreciation
    on investments............      5,777,734     106,998      1,329,116
                                ----------------------------------------
      Net assets..............  $  29,784,579  $  642,115  $  11,013,390
                                ----------------------------------------
Shares of beneficial interest,
  no par value, issued and
  outstanding (unlimited
  shares authorized)..........      1,656,459      40,234        551,936
                                ----------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/ Outstanding shares
    of beneficial interest)...  $       17.98  $    15.96  $       19.95
                                ----------------------------------------
* Cost of investments in the
  Master Trust Fund...........  $  23,098,865  $  559,570  $   8,272,591
                                ----------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                  INCOME &    BALANCED   GOVERNMENT     EMERGING    INTERNATIONAL  WORLDWIDE
                                   GROWTH      GROWTH      INCOME      COUNTRIES      GROWTH       GROWTH
                                ----------------------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........  $  3,099,847  $   3,485   $   1,220   $  1,190,552   $  25,659    $   7,663
  Receivable for shares of
    beneficial interest
    sold......................       148,729         --          --          2,500         500           --
  Receivable for investments
    sold in Master Trust
    Fund......................            --         --          78             --          --           --
  Due from adviser............         4,510      3,304       3,241          4,764       3,810        4,874
  Deferred organization
    costs.....................           725        743         743            760      25,375          726
  Prepaid expenses and other
    assets....................        17,034     23,825      23,619         10,697         726       25,010
                                ----------------------------------------------------------------------------
      Total assets............     3,270,845     31,357      28,901      1,209,273      56,070       38,273
                                ----------------------------------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................       148,729         --          --          2,500         500           --
  Payable for shares of
    beneficial interest
    repurchased...............            --         --          --             --          --           --
  Dividend payable............        17,142         12           6             --          --           --
  Accrued expenses............        25,387     27,876      27,686         17,406      29,956       30,618
                                ----------------------------------------------------------------------------
      Total liabilities.......       191,258     27,888      27,692         19,906      30,456       30,618
                                ----------------------------------------------------------------------------
NET ASSETS....................  $  3,079,587  $   3,469   $   1,209   $  1,189,367   $  25,614    $   7,655
                                ----------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $  2,862,287  $   3,247   $   1,178   $  1,116,301   $  23,547    $   7,271
  Accumulated undistributed
    net investment income
    (deficit).................            75          1          --           (448)        (15)         (16)
  Accumulated undistributed
    net realized gain (loss)
    from security
    transactions..............         3,930        (33)         28        (11,466)        128          (13)
  Accumulated undistributed
    net realized foreign
    exchange loss.............            --         --          --           (687)        (53)         (10)
  Net unrealized foreign
    exchange gain (loss)......            --         --          --             35          (1)          --
  Net unrealized appreciation
    on investments............       213,295        254           3         85,632       2,008          423
                                ----------------------------------------------------------------------------
      Net assets..............  $  3,079,587  $   3,469   $   1,209   $  1,189,367   $  25,614    $   7,655
                                ----------------------------------------------------------------------------
Shares of beneficial interest,
  no par value, issued and
  outstanding (unlimited
  shares authorized)..........       209,055        250         100         80,148       1,802          538
                                ----------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/ Outstanding shares
    of beneficial interest)...  $      14.73  $   13.88   $   12.09   $      14.84   $   14.21    $   14.23
                                ----------------------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund...........  $  2,377,884  $   3,226   $   1,116   $  1,116,301   $  23,547    $   7,271
                                ----------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

ADVISORY SERIES PORTFOLIOS+

                                  MINI CAP     EMERGING      CORE
                                   GROWTH       GROWTH      GROWTH
                                ------------------------------------
INVESTMENT INCOME:
  Net investment income
    (deficit) from Master
    Trust Fund................  $   (162,513) $   (1,426) $  (10,745)
                                ------------------------------------
  EXPENSES
    Accounting fees...........        10,920      13,000      15,600
    Administration fees.......         2,586       2,500         281
    Audit & tax fees..........         3,821       3,746       4,068
    Insurance.................           207           3          58
    Legal fees................         3,884          61         956
    Miscellaneous.............           217           3          52
    Organization costs........           288         104       1,347
    Registration fees.........           806       7,016         704
    Shareholder reporting
      fees....................           567          32         129
    Shareholder servicing
      fees....................            --       1,170       8,836
    Transfer agent fees.......         5,483       3,881       4,254
    Trustees' fee.............           921         900         110
                                ------------------------------------
      Total expenses..........        29,700      32,416      36,395
    Less: Reimbursement from
      advisor.................       (22,490)    (31,504)    (23,108)
                                ------------------------------------
      Net expenses............         7,210         912      13,287
                                ------------------------------------
        Net investment income
          (deficit)...........      (169,723)     (2,338)    (24,032)
                                ------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Net realized gain (loss)
      on security
      transactions............     1,175,395      (2,962)    172,736
    Net realized foreign
      exchange loss...........            --          --          --
    Change in net unrealized
      appreciation of
      investments and foreign
      currency................     2,622,260      75,585     566,883
                                ------------------------------------
      Net gain on
        investments...........     3,797,655      72,623     739,619
                                ------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $  3,627,932  $   70,285  $  715,587
                                ------------------------------------

------------
+Commenced operations on August 31, 1995 except Core Growth Qualified Portfolio and Mini Cap Growth Institutional Portfolio which commenced operations on June 30, 1994 and July 12, 1995, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                 INCOME &    BALANCED   GOVERNMENT    EMERGING   INTERNATIONAL WORLDWIDE
                                  GROWTH      GROWTH      INCOME     COUNTRIES     GROWTH       GROWTH
                                ------------------------------------------------------------------------
INVESTMENT INCOME:
  Net investment income
    (deficit) from Master
    Trust Fund................  $   29,894  $       22   $      39   $      359   $       7   $       (7)
                                ------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........      11,440      11,700      11,700       13,000      11,700       13,000
    Administration fees.......         311           2           6          318          10            1
    Audit & tax fees..........       5,306       3,746       3,746        3,746       3,746        3,746
    Insurance.................           4          --           6            1          13           --
    Legal fees................         218          --          --           93           4           --
    Miscellaneous.............          12          --          --            5          --           --
    Organization costs........         104         104         104          104         104          105
    Registration fees.........       7,067       7,016       7,016        7,557       7,541        7,541
    Shareholder reporting
      fees....................          70          70          71           54          71           71
    Shareholder servicing
      fees....................       4,209           4           4          988          64            9
    Transfer agent fees.......       2,237         195          --          297       1,472          760
    Trustees' fee.............         900         900         900          900         900          900
                                ------------------------------------------------------------------------
      Total expenses..........      31,878      23,737      23,553       27,063      25,625       26,133
    Less: Reimbursement from
      advisor.................     (29,447)    (23,735)    (23,550)     (26,026)    (25,591)     (26,127)
                                ------------------------------------------------------------------------
      Net expenses............       2,431           2           3        1,037          34            6
                                ------------------------------------------------------------------------
        Net investment income
          (deficit)...........      27,463          20          36         (678)        (27)         (13)
                                ------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Net realized gain (loss)
      on security
      transactions............      15,468         (12)          9       (1,436)        272           26
    Net realized foreign
      exchange loss...........          --          --          --         (468)        (45)          (9)
    Change in net unrealized
      appreciation of
      investments and foreign
      currency................     139,825         215          34       73,663         834          315
                                ------------------------------------------------------------------------
      Net gain on
        investments...........     155,293         203          43       71,759       1,061          332
                                ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $  182,756  $      223   $      79   $   71,081   $   1,034   $      319
                                ------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------

ADVISORY SERIES PORTFOLIOS+

                                      MINI CAP GROWTH               EMERGING GROWTH
                                ----------------------------  ----------------------------
                                   FOR THE                       FOR THE
                                PERIOD ENDED      FOR THE     PERIOD ENDED      FOR THE
                                SEPTEMBER 30,  PERIOD ENDED   SEPTEMBER 30,  PERIOD ENDED
                                    1996         MARCH 31,        1996         MARCH 31,
                                 (UNAUDITED)       1996        (UNAUDITED)       1996
                                ----------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................   $  (169,723)   $   (77,091)   $    (2,338)   $      (659)
  Net realized gain (loss)
    from security
    transactions..............     1,175,395        (56,635)        (2,962)        (9,216)
  Change in net unrealized
    appreciation
    (depreciation) on
    investments...............     2,622,260      3,155,474         75,585         31,413
                                ----------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........     3,627,932      3,021,748         70,285         21,538
                                ----------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......            --             --             --             --
  Capital gain*...............            --             --             --             --
                                ----------------------------------------------------------
    Total distributions.......            --             --             --             --
                                ----------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...     5,785,913     22,406,432        726,404        291,096
  Proceeds from shares issued
    for distribution
    reinvestment..............            --             --             --             --
  Cost of shares
    repurchased...............    (4,866,343)      (192,103)      (468,208)            --
                                ----------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................       919,570     22,214,329        258,196        291,096
                                ----------------------------------------------------------
    Total increase (decrease)
      in net assets...........     4,547,502     25,236,077        326,481        312,634
NET ASSETS:
  BEGINNING OF PERIOD.........    25,237,077          1,000        313,634          1,000
                                ----------------------------------------------------------
  END OF PERIOD...............   $29,784,579    $25,237,077    $   642,115    $   313,634
                                ----------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........     1,592,133             80         22,145             80
  Shares sold.................       312,628      1,605,094         49,479         22,065
  Shares issued for
    distributions
    reinvested................            --             --             --             --
  Shares repurchased..........      (248,302)       (13,041)       (31,390)            --
                                ----------------------------------------------------------
  Ending balance..............     1,656,459      1,592,133         40,234         22,145
                                ----------------------------------------------------------

-------------
+Commenced operations on August 31, 1995 except Core Growth Qualified Portfolio and Mini Cap Growth Institutional Portfolio which commenced operations on June 30, 1994 and July 12, 1995, respectively.
*See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                        CORE GROWTH                 INCOME & GROWTH               BALANCED GROWTH
                                ----------------------------  ----------------------------  ----------------------------
                                   FOR THE                       FOR THE                       FOR THE
                                PERIOD ENDED      FOR THE     PERIOD ENDED      FOR THE     PERIOD ENDED      FOR THE
                                SEPTEMBER 30,   YEAR ENDED    SEPTEMBER 30,  PERIOD ENDED   SEPTEMBER 30,  PERIOD ENDED
                                    1996         MARCH 31,        1996         MARCH 31,        1996         MARCH 31,
                                 (UNAUDITED)       1996        (UNAUDITED)       1996        (UNAUDITED)       1996
                                ----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................   $   (24,032)   $   (17,123)   $    27,463    $     8,172     $      20      $      13
  Net realized gain (loss)
    from security
    transactions..............       172,736        374,703         15,468        (11,531)                         (21)
  Change in net unrealized
    appreciation
    (depreciation) on
    investments...............       566,883        517,611        139,825         73,470           203             39
                                ----------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........       715,587        875,191        182,756         70,111           223             31
                                ----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......            --             --        (27,494)        (8,073)          (19)           (13)
  Capital gain*...............            --        (85,273)            --             --            --             --
                                ----------------------------------------------------------------------------------------
    Total distributions.......            --        (85,273)       (27,494)        (8,073)          (19)           (13)
                                ----------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...     6,432,680      1,546,943      1,912,110      1,019,564         2,030            200
  Proceeds from shares issued
    for distribution
    reinvestment..............            --         85,271         10,351          8,072             7             13
  Cost of shares
    repurchased...............      (408,749)      (268,879)       (82,866)        (5,944)           (3)            --
                                ----------------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................     6,023,931      1,363,335      1,839,595      1,021,692         2,034            213
                                ----------------------------------------------------------------------------------------
    Total increase (decrease)
      in net assets...........     6,739,518      2,153,253      1,994,857      1,083,730         2,236            231
NET ASSETS:
  BEGINNING OF PERIOD.........     4,273,872      2,120,619      1,084,730          1,000         1,231          1,000
                                ----------------------------------------------------------------------------------------
  END OF PERIOD...............   $11,013,390    $ 4,273,872    $ 3,079,587    $ 1,084,730     $   3,469      $   1,231
                                ----------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........       237,524        155,240         79,061             80            97             80
  Shares sold.................       336,041         93,640        135,098         78,829           152             16
  Shares issued for
    distributions
    reinvested................            --           5215            735            590             1              1
  Shares repurchased..........       (21,629)       (16,571)        (5,839)          (438)           --             --
                                ----------------------------------------------------------------------------------------
  Ending balance..............       551,936        237,524        209,055         79,061           250             97
                                ----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- Continued
--------------------------------------------------------------------------------

ADVISORY SERIES PORTFOLIOS+

                                     GOVERNMENT INCOME             EMERGING COUNTRIES
                                ----------------------------  ----------------------------
                                   FOR THE                       FOR THE
                                PERIOD ENDED      FOR THE     PERIOD ENDED      FOR THE
                                SEPTEMBER 30,  PERIOD ENDED   SEPTEMBER 30,  PERIOD ENDED
                                    1996         MARCH 31,        1996         MARCH 31,
                                 (UNAUDITED)       1996        (UNAUDITED)       1996
                                ----------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................   $        36    $        32    $      (676)   $       230
  Net realized gain (loss)
    from security
    transactions..............                           19         (1,436)       (10,030)
  Net realized foreign
    exchange gain (loss)......            --             --           (468)          (219)
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................            43            (31)        73,663         12,004
                                ----------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........            79             20         71,081          1,985
                                ----------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......           (36)           (32)            --             --
  Capital gain*...............            --             --             --             --
                                ----------------------------------------------------------
    Total distributions.......           (36)           (32)            --             --
                                ----------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...            --            200        782,964        347,073
  Proceeds from shares issued
    for distribution
    reinvestment..............            29             32             --             --
  Cost of shares
    repurchased...............           (82)            (1)       (14,736)            --
                                ----------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................           (53)           231        768,228        347,073
                                ----------------------------------------------------------
    Total increase (decrease)
      in net assets...........           (10)           219        839,309        349,058
NET ASSETS:
  BEGINNING OF PERIOD.........         1,219          1,000        350,058          1,000
                                ----------------------------------------------------------
  END OF PERIOD...............   $     1,209    $     1,219    $ 1,189,367    $   350,058
                                ----------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........            98             80         26,554             80
  Shares sold.................            --             15         54,611         26,474
  Shares issued for
    distributions
    reinvested................             2              3             --             --
  Shares repurchased..........            --             --         (1,017)            --
                                ----------------------------------------------------------
  Ending balance..............           100             98         80,148         26,554
                                ----------------------------------------------------------

-------------
+Commenced operations on August 31, 1995 except Core Growth Qualified Portfolio and Mini Cap Growth Institutional Portfolio which commenced operations on June 30, 1994 and July 12, 1995, respectively.
*See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                    INTERNATIONAL GROWTH            WORLDWIDE GROWTH
                                ----------------------------  ----------------------------
                                   FOR THE                       FOR THE
                                PERIOD ENDED      FOR THE     PERIOD ENDED      FOR THE
                                SEPTEMBER 30,  PERIOD ENDED   SEPTEMBER 30,  PERIOD ENDED
                                    1996         MARCH 31,        1996         MARCH 31,
                                 (UNAUDITED)       1996        (UNAUDITED)       1996
                                ----------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................   $       (27)    $      12      $     (13)    $        (3)
  Net realized gain (loss)
    from security
    transactions..............           272          (144)            26             (39)
  Net realized foreign
    exchange gain (loss)......           (45)           (8)            (9)             (1)
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................           834         1,173            315             108
                                ----------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........         1,034         1,033            319              65
                                ----------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......            --            --             --              --
  Capital gain*...............            --            --             --              --
                                ----------------------------------------------------------
    Total distributions.......            --            --             --              --
                                ----------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...         5,500        17,049          6,224              50
  Proceeds from shares issued
    for distribution
    reinvestment..............            --            --             --              --
  Cost of shares
    repurchased...............            (2)           --             (3)             --
                                ----------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................         5,498        17,049          6,221              50
                                ----------------------------------------------------------
    Total increase (decrease)
      in net assets...........         6,532        16,082          6,540             115
NET ASSETS:
  BEGINNING OF PERIOD.........        19,082         1,000          1,115           1,000
                                ----------------------------------------------------------
  END OF PERIOD...............   $    25,614     $  19,082      $   7,655     $     1,115
                                ----------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         1,411            80             84              80
  Shares sold.................           391         1,331            454               4
  Shares issued for
    distributions
    reinvested................            --            --             --              --
  Shares repurchased..........            --            --             --              --
                                ----------------------------------------------------------
  Ending balance..............         1,802         1,411            538              84
                                ----------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS
-------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 46 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering fifteen investment vehicles (the "Funds"). For a description of each fund, see Note A to the accompanying Funds' financial statement.

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

INVESTMENT INCOME

  Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from the security transactions and foreign currency of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

FEDERAL INCOME TAXES

  It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Portfolios continue to comply with such requirements.

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

  Net investment income and net realized gains for the year (or period where appropriate) differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, unrealized appreciation/depreciation, and capital loss carryforwards.

  The character of distributions made during the year (or period where appropriate) from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Trust have been allocated to certain Portfolios based upon management's best estimate of the costs applicable to each Portfolio. These costs have been deferred and will be amortized over a period of 60 months from the date the Portfolios commenced operations.

  In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Portfolios' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

OTHER ASSETS

  Other Assets for the Income and Growth Qualified Portfolio, Balanced Growth Qualified Portfolio, and Government Income Qualified Portfolio includes cash received from the advisor for expense reimbursements.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

SHAREHOLDER SERVICE PLAN

  The Trust has approved a shareholder service plan under which Nicholas Applegate Securities is also compensated .25% of the average daily net asset value of the Qualified Series for non-distribution related expenses.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Portfolios' expenses to the following annual levels through March 31, 1997. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

Mini Cap Growth Institutional
  Portfolio............................    1.56%
Emerging Growth Qualified Portfolio....    1.50%
Core Growth Qualified Portfolio........    1.25%
Income & Growth Qualified Portfolio....    1.25%
Balanced Growth Qualified Portfolio....    1.25%
Government Income Qualified
  Portfolio............................    0.80%
Emerging Countries Qualified
  Portfolio............................    1.90%
International Growth Qualified
  Portfolio............................    1.65%
Worldwide Growth Qualified Portfolio...    1.60%

  These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Portfolios, during the periods from inception (respectively) to September 30, 1996, are as follows:

Mini Cap Growth Institutional
  Portfolio..........................  $  52,836
Emerging Growth Qualified
  Portfolio..........................     86,762
Core Growth Qualified Portfolio......     47,374
Income & Growth Qualified
  Portfolio..........................     35,854
Balanced Growth Qualified
  Portfolio..........................     42,432
Government Income Qualified
  Portfolio..........................     42,255
Emerging Countries Qualified
  Portfolio..........................     45,281
International Growth Qualified
  Portfolio..........................     44,895
Worldwide Growth Qualified
  Portfolio..........................     45,434

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  Nicholas-Applegate advanced certain organization costs discussed in Note 1. As of September 30, 1996, the following Portfolios have amounts due to Nicholas-Applegate for organization costs advanced:

Mini Cap Growth Institutional
  Portfolio..........................  $   2,670
Core Growth Qualified Portfolio......     12,539
Income & Growth Qualified
  Portfolio..........................        951
Balanced Growth Qualified
  Portfolio..........................        969
Government Income Qualified
  Portfolio..........................        969
Emerging Countries Qualified
  Portfolio..........................        951
International Growth Qualified
  Portfolio..........................        951
Worldwide Growth Qualified
  Portfolio..........................        951

RELATED PARTIES

  Certain officers of the Trust and the Master Trust are also officers of the Investment Advisor and the Distributor.

3. INVESTMENT TRANSACTIONS

  Additions and reductions in the investments in the respective Master Trust Funds for the period ended September 30, 1996, were as follows:

                                      ADDITIONS   REDUCTIONS
                                       (000S)       (000S)
                                     -----------  -----------
Mini Cap Growth Institutional
  Portfolio........................   $   5,810        4,924
Emerging Growth Qualified
  Portfolio........................         730          475
Core Growth Qualified Portfolio....       6,467          456
Income & Growth Qualified
  Portfolio........................       1,912           83
Balanced Growth Qualified
  Portfolio........................           2           --
Government Income Qualified
  Portfolio........................          --           --
Emerging Countries Qualified
  Portfolio........................         783           15
International Growth Qualified
  Portfolio........................           6           --
Worldwide Growth Qualified
  Portfolio........................           6           --

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST SEPTEMBER 30, 1996 (UNAUDITED)

                                  MINI CAP        EMERGING           CORE
                                   GROWTH          GROWTH           GROWTH
                                    FUND            FUND             FUND
                                -----------------------------------------------
ASSETS
  Investments, at value*......  $  30,490,477  $   610,921,587  $   501,507,845
  Foreign currencies, at
    value**...................             --               --               --
  Cash........................            476               --            4,046
  Receivable for investment
    securities sold...........        461,275        4,455,633        4,402,001
  Receivable for interests
    sold......................         21,000        1,367,624          566,885
  Dividends receivable........          5,285           79,563           56,430
  Interest receivable.........             --              262               --
  Deferred organization
    costs.....................             --           18,693           24,091
  Other assets................             91            3,879           25,137
                                -----------------------------------------------
    Total assets..............     30,978,604      616,847,241      506,586,435
                                -----------------------------------------------
LIABILITIES
    Payable for investment
      securities purchased....        857,304               --               --
    Payable for interests
      repurchased.............             --        7,426,621        7,012,750
    Due to adviser............             --          743,930          534,968
    Accrued expenses and other
      liabilities.............         38,339          734,179          396,561
                                -----------------------------------------------
    Total liabilities.........        895,643        8,904,730        7,944,279
                                -----------------------------------------------
NET ASSETS....................  $  30,082,961  $   607,942,511  $   498,642,156
                                -----------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $  23,368,865  $   355,184,425  $   343,504,966
  Accumulated net investment
    income (deficit)..........       (236,541)      (8,203,977)      (1,423,696)
  Accumulated net realized
    gain (loss)...............      1,110,856       87,904,363       47,256,935
  Accumulated net realized
    foreign exchange gain
    (loss)....................             --               --               --
  Net unrealized foreign
    exchange gain (loss)......             --               --               --
  Net unrealized appreciation
    (depreciation) on
    investments...............      5,839,781      173,057,700      109,303,951
                                -----------------------------------------------
    Net assets................  $  30,082,961  $   607,942,511  $   498,642,156
                                -----------------------------------------------
   * Investments, at cost.....  $  24,650,696  $   437,863,887  $   392,203,894
                                -----------------------------------------------
  ** Foreign currencies, at
    cost......................             --               --               --
                                -----------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                   INCOME &        BALANCED      GOVERNMENT     EMERGING     INTERNATIONAL     WORLDWIDE
                                    GROWTH          GROWTH         INCOME       COUNTRIES       GROWTH          GROWTH
                                     FUND            FUND           FUND          FUND           FUND            FUND
                                -------------------------------------------------------------------------------------------
ASSETS
  Investments, at value*......  $   120,339,331  $  27,092,084  $  6,359,649  $  62,453,184  $  45,289,261  $   100,021,160
  Foreign currencies, at
    value**...................               --             --            --        346,142      1,429,378        2,666,936
  Cash........................              900            651        33,349            666             --              530
  Receivable for investment
    securities sold...........        1,701,034      1,110,525            --        935,576         41,818        1,969,837
  Receivable for interests
    sold......................          323,581         26,500            74        507,199      1,431,833          122,036
  Dividends receivable........          215,769          3,759            --         46,169        110,535          201,917
  Interest receivable.........          621,033        204,673       138,781             --             --               --
  Deferred organization
    costs.....................           11,947          8,522         7,839             --            679            9,703
  Other assets................              532             61             9          2,800          1,032              351
                                -------------------------------------------------------------------------------------------
    Total assets..............      123,214,127     28,446,775     6,539,701     64,291,736     48,304,536      104,992,470
                                -------------------------------------------------------------------------------------------
LIABILITIES
    Payable for investment
      securities purchased....               --             --            --      2,764,775      3,039,586        3,978,944
    Payable for interests
      repurchased.............        2,792,669      1,126,250            --          9,137             --          135,963
    Due to adviser............           48,882        139,356            90             --             --               --
    Accrued expenses and other
      liabilities.............          104,065         21,486        39,694         90,199        178,371          119,116
                                -------------------------------------------------------------------------------------------
    Total liabilities.........        2,945,616      1,287,092        39,784      2,864,111      3,217,957        4,234,023
                                -------------------------------------------------------------------------------------------
NET ASSETS....................  $   120,268,511  $  27,159,683  $  6,499,917  $  61,427,625  $  45,086,579  $   100,758,447
                                -------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $    81,533,055  $  19,872,942  $  5,780,066  $  56,430,674  $  40,848,416  $    69,608,120
  Accumulated net investment
    income (deficit)..........       13,587,460      1,740,133       891,155         84,234        119,725          488,560
  Accumulated net realized
    gain (loss)...............        9,362,281      1,742,511      (135,676)      (134,561)       349,175       14,898,238
  Accumulated net realized
    foreign exchange gain
    (loss)....................               --             --            --        (57,873)        95,152          757,906
  Net unrealized foreign
    exchange gain (loss)......               --             --            --          1,842         (2,254)          (6,857)
  Net unrealized appreciation
    (depreciation) on
    investments...............       15,785,715      3,804,097       (35,628)     5,103,309      3,676,365       15,012,480
                                -------------------------------------------------------------------------------------------
    Net assets................  $   120,268,511  $  27,159,683  $  6,499,917  $  61,427,625  $  45,086,579  $   100,758,447
                                -------------------------------------------------------------------------------------------
   * Investments, at cost.....  $   104,553,616  $  23,287,987  $  6,395,277  $  57,349,875  $  41,612,896  $    85,008,680
                                -------------------------------------------------------------------------------------------
  ** Foreign currencies, at
    cost......................               --             --            --  $     345,999  $   1,439,151  $     2,691,094
                                -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

FOR THE YEAR ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                                  MINI CAP      EMERGING      CORE GROWTH
                                GROWTH FUND    GROWTH FUND       FUND
                                ------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $     21,214  $     465,839  $     535,873
  Interest....................        34,108        847,900        719,415
                                ------------------------------------------
    Total income..............        55,322      1,313,739      1,255,288
                                ------------------------------------------
EXPENSES:
  Advisory Fee................       180,936      3,017,321      1,712,555
  Accounting Fee..............        35,625         92,788         80,662
  Administration..............         4,452         17,500         70,223
  Audit & tax fees............         3,639         75,900         57,549
  Custodian fee...............        21,462         67,232         38,123
  Insurance...................           175          7,775          2,861
  Legal fee...................           163          3,402          2,579
  Miscellaneous...............         1,235         25,752         19,904
  Organization costs..........            --          4,269          7,792
  Trustees' fee...............         4,319          3,564          3,564
                                ------------------------------------------
    Total expense.............       252,006      3,315,503      1,995,812
  Less: Reimbursement to
    (from) adviser............       (33,435)            --             --
                                ------------------------------------------
    Net expenses..............       218,571      3,315,503      1,995,812
                                ------------------------------------------
    Net investment income
      (deficit)...............      (163,249)    (2,001,764)      (740,524)
                                ------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............     1,166,750     63,561,561     28,329,596
  Net realized foreign
    exchange loss.............            --             --             --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................     2,679,530     12,427,523     20,550,277
                                ------------------------------------------
    Net gain (loss) on
      investments.............     3,846,280     75,989,084     48,879,873
                                ------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $  3,683,031  $  73,987,320  $  48,139,349
                                ------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                           EMERGING
                                  INCOME &      BALANCED    GOVERNMENT    COUNTRIES    INTERNATIONAL  WORLDWIDE
                                GROWTH FUND   GROWTH FUND   INCOME FUND      FUND      GROWTH FUND   GROWTH FUND
                                ---------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $    749,168  $     30,032           --  $    323,642  $    244,293  $    507,538
  Interest....................     1,736,898       422,677  $   149,973        59,829        30,185        42,376
                                ---------------------------------------------------------------------------------
    Total income..............     2,486,066       452,709      149,973       383,471       274,478       549,914
                                ---------------------------------------------------------------------------------
EXPENSES:
  Advisory Fee................       423,507        96,012        9,588       271,596       196,401       505,580
  Accounting Fee..............        39,399        37,500       37,500        45,266        37,500        37,733
  Administration..............        17,372         3,937          736         6,654         6,031        15,562
  Audit & tax fees............        14,237         3,228          606         5,481         4,954        12,757
  Custodian fee...............        11,582        11,681        7,278        12,202        17,797        60,163
  Insurance...................           668            91          110           132           168           735
  Legal fee...................           638           145           27           246           222           572
  Miscellaneous...............         4,830         1,095          207         1,859         1,681         4,328
  Organization costs..........         3,865         2,758        2,536            --           150         3,156
  Trustees' fee...............         3,564         3,564        3,564         3,564         3,564         3,564
                                ---------------------------------------------------------------------------------
    Total expense.............       519,662       160,011       62,152       347,000       268,468       644,150
  Less: Reimbursement to
    (from) adviser............        16,780       (38,396)     (47,770)          642        (3,327)      (37,454)
                                ---------------------------------------------------------------------------------
    Net expenses..............       536,442       121,615       14,382       347,642       265,141       606,696
                                ---------------------------------------------------------------------------------
    Net investment income
      (deficit)...............     1,949,624       331,094      135,591        35,829         9,337       (56,782)
                                ---------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............     6,413,257     1,032,726     (134,140)      121,909       538,673     7,403,797
  Net realized foreign
    exchange loss.............            --            --           --       (33,016)      (70,052)     (149,957)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................     1,520,523     1,059,501       38,130     3,726,624     1,140,702      (124,779)
                                ---------------------------------------------------------------------------------
    Net gain (loss) on
      investments.............     7,933,780     2,092,227      (96,010)    3,815,517     1,609,323     7,129,061
                                ---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $  9,883,404  $  2,423,321  $    39,581  $  3,851,346  $  1,618,660  $  7,072,279
                                ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                    MINI CAP GROWTH FUND
                                ----------------------------        EMERGING GROWTH FUND
                                   FOR THE                    --------------------------------
                                PERIOD ENDED      FOR THE     FOR THE PERIOD       FOR THE
                                SEPTEMBER 30,  PERIOD ENDED   ENDED SEPTEMBER    YEAR ENDED
                                    1996         MARCH 31,       30, 1996         MARCH 31,
                                 (UNAUDITED)       1996+        (UNAUDITED)         1996
                                --------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $    (163,249) $     (73,292) $    (2,001,764) $    (2,945,373)
  Net realized gain (loss)
    from security
    transactions..............      1,166,750        (55,894)      63,561,561       78,797,996
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      2,679,530      3,160,251       12,427,523       91,635,716
                                --------------------------------------------------------------
    Net increase in net assets
      from operations.........      3,683,031      3,031,065       73,987,320      167,488,339
                                --------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...      6,060,120     22,441,390      151,775,458      107,044,506
  Withdrawals by partners.....     (4,924,159)      (208,486)    (201,906,649)    (161,495,614)
                                --------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............      1,135,961     22,232,904      (50,131,191)     (54,451,108)
                                --------------------------------------------------------------
    Total increase in net
      assets..................      4,818,992     25,263,969       23,856,129      113,037,231
NET ASSETS
  BEGINNING OF PERIOD.........     25,263,969             --      584,086,382      471,049,151
                                --------------------------------------------------------------
  END OF PERIOD...............  $  30,082,961  $  25,263,969  $   607,942,511  $   584,086,382
                                --------------------------------------------------------------

------------
+Commenced operations on July 12, 1995.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                       CORE GROWTH FUND              INCOME & GROWTH FUND           BALANCED GROWTH FUND
                                ------------------------------  ------------------------------  ----------------------------
                                FOR THE PERIOD                  FOR THE PERIOD                     FOR THE
                                    ENDED          FOR THE          ENDED          FOR THE      PERIOD ENDED      FOR THE
                                SEPTEMBER 30,     YEAR ENDED    SEPTEMBER 30,     YEAR ENDED    SEPTEMBER 30,   YEAR ENDED
                                     1996         MARCH 31,          1996         MARCH 31,         1996         MARCH 31,
                                 (UNAUDITED)         1996        (UNAUDITED)         1996        (UNAUDITED)       1996
                                --------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $     (740,524) $     (752,357) $    1,949,624  $    4,142,172  $     331,094  $     638,909
  Net realized gain (loss)
    from security
    transactions..............      28,329,596      50,587,998       6,413,257      10,319,301      1,032,726      2,837,068
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      20,550,277      52,583,826       1,520,523      10,732,341      1,059,501        742,010
                                --------------------------------------------------------------------------------------------
    Net increase in net assets
      from operations.........      48,139,349     102,419,467       9,883,404      25,193,814      2,423,321      4,217,987
                                --------------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...      72,503,285     113,757,799      14,602,221      15,608,507      4,474,202      4,914,004
  Withdrawals by partners.....     (42,543,081)    (79,489,585)    (15,975,050)    (35,130,807)    (3,582,391)    (7,102,941)
                                --------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............      29,960,204      34,268,214      (1,372,829)    (19,522,300)       891,811     (2,188,937)
                                --------------------------------------------------------------------------------------------
    Total increase in net
      assets..................      78,099,553     136,687,681       8,510,575       5,671,514      3,315,132      2,029,050
NET ASSETS
  BEGINNING OF PERIOD.........     420,542,603     283,854,922     111,757,936     106,086,422     23,844,551     21,815,501
                                --------------------------------------------------------------------------------------------
  END OF PERIOD...............  $  498,642,156  $  420,542,603  $  120,268,511  $  111,757,936  $  27,159,683  $  23,844,551
                                --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                   GOVERNMENT INCOME FUND       EMERGING COUNTRIES FUND
                                ----------------------------  ----------------------------
                                   FOR THE                       FOR THE
                                PERIOD ENDED      FOR THE     PERIOD ENDED      FOR THE
                                SEPTEMBER 30,   YEAR ENDED    SEPTEMBER 30,   YEAR ENDED
                                    1996         MARCH 31,        1996         MARCH 31,
                                 (UNAUDITED)       1996        (UNAUDITED)       1996
                                ----------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................   $   135,591    $   291,713   $      35,829  $      26,122
  Net realized gain (loss)
    from security transactions
    and foreign exchange......      (134,140)       363,388          88,893        (61,164)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................        38,130       (175,424)      3,726,624      1,751,439
                                ----------------------------------------------------------
    Net increase (decrease) in
      net assets from
      operations..............        39,581        479,677       3,851,346      1,716,397
                                ----------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...     3,928,620      3,577,045      39,571,901     16,175,253
  Withdrawals by partners.....    (1,946,278)    (4,912,231)     (1,894,608)    (1,272,742)
                                ----------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     1,982,342     (1,335,186)     37,677,293     14,902,511
                                ----------------------------------------------------------
    Total increase (decrease)
      in net assets...........     2,021,923       (855,509)     41,528,639     16,618,908
NET ASSETS
  BEGINNING OF PERIOD.........     4,477,994      5,333,503      19,898,986      3,280,078
                                ----------------------------------------------------------
  END OF PERIOD...............   $ 6,499,917    $ 4,477,994   $  61,427,625  $  19,898,986
                                ----------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                  INTERNATIONAL GROWTH FUND        WORLDWIDE GROWTH FUND
                                -----------------------------  ------------------------------
                                FOR THE PERIOD                 FOR THE PERIOD
                                    ENDED          FOR THE         ENDED          FOR THE
                                SEPTEMBER 30,    YEAR ENDED    SEPTEMBER 30,     YEAR ENDED
                                     1996         MARCH 31,         1996         MARCH 31,
                                 (UNAUDITED)        1996        (UNAUDITED)         1996
                                -------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      (56,782) $      73,015  $      (56,782) $      299,362
  Net realized gain (loss)
    from security transactions
    and foreign exchange......       7,253,840        259,455       7,253,840       9,015,557
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................        (124,779)     2,584,830        (124,779)      9,091,917
                                -------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      operations..............       7,072,279      2,917,300       7,072,279      18,406,836
                                -------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...       6,500,703      6,044,445       6,500,703      17,650,729
  Withdrawals by partners.....     (13,157,561)    (2,768,514)    (13,157,561)    (33,276,911)
                                -------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............      (6,656,858)     3,275,931      (6,656,858)    (15,626,182)
                                -------------------------------------------------------------
    Total increase (decrease)
      in net assets...........         415,421      6,193,231         415,421       2,780,654
NET ASSETS
  BEGINNING OF PERIOD.........      23,805,628     17,612,397     100,343,026      97,562,372
                                -------------------------------------------------------------
  END OF PERIOD...............  $   45,086,579  $  23,805,628  $  100,758,447  $  100,343,026
                                -------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of fifteen investment vehicles (each a "Fund" and collectively the "Funds") as of September 30, 1996. Up to five Portfolios of Nicholas-Applegate Mutual Funds have invested in the respective Funds of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Mini Cap Growth Fund seeks to maximize long-term capital appreciation through investment primariliy in equity securities of U.S. companies whose earnings and stock prices are expected to grow faster than the average rate of companies in the Standard & Poor's 500 Stock Price Index.

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balance Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Government Income Fund seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. government and its agencies and instrumentalities.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

  International Growth Fund seeks to maximize long-term capital appreciation through investment primariily in equity securities of non-U.S. companies.

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies.

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The prospectus for Nicholas-Applegate

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

Mutual Funds describes each Portfolio's policies with respect to declaration and payment of dividends and distribution of capital gains.

FEDERAL INCOME TAXES
  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate") The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net asset

                              FIRST $500    NEXT $500    EXCESS OF
                                MILLION      MILLION    $1 BILLION
                              -----------  -----------  -----------
Mini Cap Growth Fund........       1.25%        1.25%        1.25%
Emerging Growth Fund........       1.00%        1.00%        1.00%
Core Growth Fund............       0.75%       0.675%        0.65%
Income & Growth Fund........       0.75%       0.675%        0.65%
Balanced Growth Fund........       0.75%       0.675%        0.65%
Government Income Fund......       0.40%        0.35%        0.35%
Worldwide Growth Fund.......       1.00%        0.90%        0.85%
International Growth Fund...       1.00%        0.90%        0.85%
Emerging Countries Fund.....       1.25%        1.25%        1.25%

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Fund's, during the periods from inception (respectively) to September 30, 1996 are as follows:

Mini Cap Growth Fund................  $  74,158
Income & Growth Fund................     20,720
Balanced Growth Fund................    283,267
Government Income Fund..............    303,447

  Nicholas-Applegate advanced certain organization costs discussed in Note 1. As of September 30, 1996, the following Funds have amounts due to Nicholas-Applegate for organizational costs advanced:

Government Income Fund...............    $24,688

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the period ended September 30, 1996, were as follows (in 000's):

                                   PURCHASES      SALES
                                  -----------  -----------
Mini Cap Growth Fund............  $    22,920  $    22,287
Emerging Growth Fund............      268,714      344,899
Core Growth Fund................      281,890      248,636
Income & Growth Fund............       87,859       84,911
Balanced Growth Fund............       20,119       18,083
Government Income Fund..........        6,392        4,092
Emerging Countries Fund.........       63,858       26,898
International Growth Fund.......       51,800       31,043
Worldwide Growth Fund...........       76,814       84,240

  At September 30, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                             GROSS          GROSS            NET
             TAX COST OF  UNREALIZED     UNREALIZED      UNREALIZED
             INVESTMENTS  APPRECIATION  DEPRECIATION    APPRECIATION
             -----------  -----------  ---------------  -------------
Mini Cap
  Growth
  Fund.....   $  24,651    $   6,556      $     716       $   5,840
Emerging
  Growth
  Fund.....     437,864      182,579          9,521         173,058
Core Growth
  Fund.....     392,204      115,777          6,473         109,304
Income &
  Growth
  Fund.....     104,554       16,211            425          15,786
Balanced
  Growth
  Fund.....      23,288        4,216            412           3,804
Government
  Income
  Fund.....       6,395           44             79             (35)
Emerging
  Countries
  Fund.....      57,350        7,307          2,204           5,103
International
  Growth
  Fund.....      41,613        4,656            980           3,676
Worldwide
  Growth
  Fund.....      85,009       16,885          1,873          15,012

D. OFF BALANCE SHEET RISKS

  The Nicholas-Applegate Mutual Funds' investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Master Trust's policy to continuously monitor its exposure to these risks.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

E. SELECTED RATIO DATA

                                        RATIO OF       RATIO OF       RATIO OF NET
                                       EXPENSES TO    EXPENSES TO      INVESTMENT       RATIO OF NET
                                       AVERAGE NET    AVERAGE NET        INCOME          INVESTMENT
                                         ASSETS,        ASSETS,       (DEFICIT) TO    INCOME (DEFICIT)
                                          AFTER         BEFORE        AVERAGE NET      TO AVERAGE NET
                                         EXPENSE        EXPENSE      ASSETS, AFTER     ASSETS, BEFORE
                                       REIMBURSEMENTS REIMBURSEMENTS    EXPENSE           EXPENSE            PORTFOLIO
                                       (RECOUPMENT)  (RECOUPMENT)    REIMBURSEMENTS    REIMBURSEMENTS      TURNOVER RATE
                                       -----------------------------------------------------------------------------------
MINI CAP GROWTH(1)
  For the period ended 09/30/96*+....        1.51%           1.74%        (1.13%)            (1.36%)            79.75%
  For the period ended 03/31/96*.....        1.50%           2.02%        (0.93%)            (1.44%)           106.99%
EMERGING GROWTH(2)
  For the period ended 09/30/96*+....        1.10%           1.10%        (0.66%)            (0.66%)            46.42%
  For the year ended 03/31/96........        1.11%           1.11%        (0.57%)            (0.57%)           129.59%
  For the year ended 03/31/95........        1.12%           1.11%        (0.53%)            (0.52%)           100.46%
  For the period ended 03/31/94*.....        1.12%           1.16%        (0.80%)            (0.84%)            50.51%
CORE GROWTH(3)
  For the period ended 09/30/96*+....        0.87%           0.87%        (0.32%)            (0.32%)            57.67%
  For the year ended 03/31/96........        0.89%           0.89%        (0.22%)            (0.22%)           114.48%
  For the year ended 03/31/95........        0.89%           0.89%         0.05%              0.05%             98.09%
  For the period ended 03/31/94*.....        0.92%           0.92%        (0.03%)            (0.03%)            84.84%
INCOME & GROWTH(4)
  For the period ended 09/30/96*+....        0.95%           0.92%         3.45%              3.48%             77.49%
  For the year ended 03/31/96........        0.95%           0.94%         3.94%              3.94%            144.97%
  For the year ended 03/31/95........        0.93%           0.95%         4.37%              4.35%            125.51%
  For the period ended 03/31/94*.....        0.94%           0.97%         3.51%              3.48%            177.52%
BALANCED GROWTH(3)
  For the period ended 09/30/96*+....        0.95%           1.25%         2.59%              2.29%             73.43%
  For the year ended 03/31/96........        0.95%           1.37%         2.83%              2.37%            197.19%
  For the year ended 03/31/95........        0.95%           1.33%         2.13%              1.75%            110.40%
  For the period ended 03/31/94*.....        0.94%           1.37%         1.93%              1.50%             85.43%
GOVERNMENT INCOME FUND(3)
  For the period ended 09/30/96*+....        0.60%           2.59%         5.66%              3.66%             86.79%
  For the year ended 03/31/96........        0.60%           2.72%         6.12%              4.00%            190.47%
  For the year ended 03/31/95........        0.80%           2.21%         5.32%              3.91%            258.72%
  For the period ended 03/31/94......        0.80%           2.80%         3.43%              1.43%            159.17%
EMERGING COUNTRIES FUND(4)
  For the period ended 09/30/96*+....        1.60%           1.60%         0.16%              0.17%             60.16%
  For the year ended 03/31/96........        1.60%           2.80%         0.30%             (0.90%)           118.21%
  For the period ended 03/31/95*.....        1.60%           1.81%         1.73%              1.52%             60.79%
INTERNATIONAL GROWTH FUND(5)
  For the period ended 09/30/96*+....        1.35%           1.37%         0.05%              0.03%             82.38%
  For the year ended 03/31/96........        1.35%           1.98%         0.39%             (0.24%)           141.02%
  For the year ended 03/31/95........        1.35%           1.85%         0.24%             (0.26%)            74.88%
  For the period ended 03/31/94*.....        1.35%           2.28%         0.41%             (0.52%)            23.71%
WORLDWIDE GROWTH FUND(3)
  For the period ended 09/30/96*+....        1.20%           1.27%        (0.11%)            (0.19%)            78.42%
  For the year ended 03/31/96........        1.20%           1.26%         0.31%              0.25%            132.20%
  For the year ended 03/31/95........        1.20%           1.30%         0.24%              0.14%             98.54%
  For the period ended 03/31/94*.....        1.20%           1.36%         0.01%             (0.15%)            95.09%


                                          BROKER
                                        COMMISSIONS
                                         PER SHARE

MINI CAP GROWTH(1)
  For the period ended 09/30/96*+....      $0.0499
  For the period ended 03/31/96*.....      $0.0529
EMERGING GROWTH(2)
  For the period ended 09/30/96*+....      $0.0551
  For the year ended 03/31/96........      $0.0523
  For the year ended 03/31/95........           --
  For the period ended 03/31/94*.....           --
CORE GROWTH(3)
  For the period ended 09/30/96*+....      $0.0567
  For the year ended 03/31/96........      $0.0593
  For the year ended 03/31/95........           --
  For the period ended 03/31/94*.....           --
INCOME & GROWTH(4)
  For the period ended 09/30/96*+....      $0.0569
  For the year ended 03/31/96........      $0.0597
  For the year ended 03/31/95........           --
  For the period ended 03/31/94*.....           --
BALANCED GROWTH(3)
  For the period ended 09/30/96*+....      $0.0593
  For the year ended 03/31/96........      $0.0594
  For the year ended 03/31/95........           --
  For the period ended 03/31/94*.....           --
GOVERNMENT INCOME FUND(3)
  For the period ended 09/30/96*+....           --
  For the year ended 03/31/96........           --
  For the year ended 03/31/95........           --
  For the period ended 03/31/94......           --
EMERGING COUNTRIES FUND(4)
  For the period ended 09/30/96*+....      $0.0015
  For the year ended 03/31/96........      $0.0022
  For the period ended 03/31/95*.....           --
INTERNATIONAL GROWTH FUND(5)
  For the period ended 09/30/96*+....      $0.0208
  For the year ended 03/31/96........      $0.0128
  For the year ended 03/31/95........           --
  For the period ended 03/31/94*.....           --
WORLDWIDE GROWTH FUND(3)
  For the period ended 09/30/96*+....      $0.0173
  For the year ended 03/31/96........      $0.0187
  For the year ended 03/31/95........           --
  For the period ended 03/31/94*.....           --

-----------------
(1)Commenced operations on July 12, 1995.

(2)Commenced operations on October 1, 1993.

(3)Commenced operations on April 19, 1993.

(4)Commenced operations on November 28, 1994.

(5)Commenced operations on January 3, 1994.

 *Annualized

 +Unaudited

--------------------------------------------------------------------------------

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

NICHOLAS|APPLEGATE-Registered Trademark- MUTUAL FUNDS
--------------------------------------------------------------------------------
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San Diego, California 92101
800-551-8033










































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